UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04149

Franklin Tax-Free Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices)    (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 2/28

Date of reporting period: 08/31/18

Item 1.	Reports to Stockholders.

Semiannual Report and Shareholder Letter August 31, 2018

Franklin Tax-Free Trust

Franklin Arizona Tax-Free Income Fund

Franklin Colorado Tax-Free Income Fund

Franklin Connecticut Tax-Free Income Fund

Franklin Michigan Tax-Free Income Fund

Franklin Minnesota Tax-Free Income Fund

Franklin Ohio Tax-Free Income Fund

Franklin Oregon Tax-Free Income Fund

Franklin Pennsylvania Tax-Free Income Fund

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Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

The six months ended August 31, 2018, benefited from mostly upbeat economic data as the U.S. job market continued to improve and the unemployment rate declined. Accordingly, the U.S. Federal Reserve (Fed), under new chairman Jerome Powell, increased its federal funds rate by 0.25% at its March and June 2018 meetings, which raised the rate from 1.50% at the start of the period to 2.00% by period-end. In its June and August meetings, the Fed cited growing business investment and household spending as further evidence of strong economic growth. The Fed also stated that inflation remained near 2.00% and that longer-term inflation expectations had changed little.

During the six-month period, the municipal bond market posted modest performance similar to other U.S. fixed income classes, with generally higher returns for longer-term and lower-rated municipal bonds. Factors contributing to this positive investment environment for municipals included relatively low inflation, stagnant wage growth and international political concerns. Against the backdrop of rising interest rates, municipal bonds performed relatively well compared to other fixed income sectors, as supply and demand patterns remained favorable overall.

Franklin Tax-Free Trust’s semiannual report includes more detail about municipal bond market conditions and a discussion from the portfolio managers. In addition, on our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds can provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their compounding income component. Please remember all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. We appreciate your confidence in us and encourage you to contact us when

Not FDIC Insured | May Lose Value | No Bank Guarantee

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you have questions about your Franklin Templeton tax-free investment.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Tax-Free Trust

Sheila Amoroso

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of August 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Municipal Bond Market Overview

The municipal bond market outperformed the U.S. Treasury and corporate bond markets, but underperformed U.S. equity markets, during the six-month period ended August 31, 2018. Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, generated a +1.75% total return for the period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, recorded a +1.39% total return and investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Bond Index, returned +0.59%.1 U.S. stocks, as represented by the Standard & Poor’s® 500 Index, outperformed the fixed income markets with a +7.96% total return for the reporting period.1 Following a volatile March, U.S. stocks posted positive monthly total returns in each of the final five months of the reporting period.

Investors continued to favor risky assets through most of the period. Municipal bonds with longer maturities generally performed better than bonds with shorter maturities, and high yield tax-exempt bonds outperformed their investment-grade counterparts. In fact, both high-yield corporate bonds and high-yield municipal bonds outperformed their investment-grade counterparts, reflecting the risk-on sentiment that prevailed across all asset classes during the period. The Bloomberg Barclays U.S. Corporate High Yield index returned +2.26%, a number that was eclipsed by the Bloomberg Barclays High Yield Municipal Bond Index, which returned +5.78%.1 The strong demand for higher-yielding municipal securities is reflective of the healthy underlying economic activity and growth, as measured by gross domestic product (GDP).

Municipal issuance during the reporting period totaled $185 billion, approximately a 13% decline from total issuance in the preceding six-month period (ended February 28, 2018).2 May had the greatest volume of gross issuance during the period, with $35 billion in new issue transactions clearing the market. Overall, primary market activity picked up in April through August after a relatively quiet first quarter.

The technical environment remained supportive for municipal bonds during the period. After accounting for redemptions (bonds that matured or were called out of the market),

year-to-date net issuance stands at -$41 billion through August 31, 2018.3 According to the Investment Company Institute, municipal bond funds reported net inflows in five of the six months during the period, with April as the lone month of net outflows. In aggregate, investors placed approximately $6.8 billion into municipal bond funds during the reporting period.4 The combination of net negative supply and continued demand contributed positively to performance over the period.

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at both its March and June 2018 meetings. The target range stood at 1.75%–2.00% at period-end. The Fed also increased the discount rate 0.25% at both the March and June 2018 meetings, to finish the period at 2.50%. In total, the Fed raised the target range three times in 2017 (March, June and December), as well as twice thus far in 2018.

The Fed continued to cite a strengthening economic outlook and strong labor market conditions supporting its monetary policy decisions. Although the Federal Open Market Committee voted to not raise rates in its August meeting, the Committee noted in its August press release that “the labor market has continued to strengthen and that economic activity has been rising at a strong rate.” To that end, the U.S. Bureau of Labor Statistics reported that nonfarm payrolls increased by an estimated 201,000 in August, surpassing estimates and holding the nation’s unemployment rate at 3.9%. Furthermore, in its second estimate of second-quarter GDP released in August, the U.S. Bureau of Economic Analysis stated that U.S. economic activity expanded at a faster rate than indicated in its advanced estimate released in July.

Several developments affected Puerto Rico bonds over the reporting period. Please visit franklintempleton.com/investor/products/fund-resources/puerto-rico for the latest Puerto Rico updates from Franklin Templeton.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities,

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

2. Source: The Bond Buyer, Thomson Reuters.

3. Source: Barclays Municipal Credit Research.

4. Source: Investment Company Institute.

See www.franklintempletondatasources.com for additional data provider information.

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MUNICIPAL BOND MARKET OVERVIEW

and we intend to follow our solid discipline of investing to maximize income, while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Investment Strategy and Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy with the objective of maximizing tax-free income and capital preservation by focusing on credit selection. We seek to maintain exposure to higher coupon securities, while balancing risk and return within each Fund’s range of allowable investments. We do not purchase high yield securities in our investment-grade funds, however if a security is downgraded we are not required to sell it. Our security selection process includes purchasing securities that we believe are undervalued in the market and which have met our credit selection criteria. We do not use leverage or derivatives, which could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Due to the positive sloping municipal yield curve, we found value in higher quality securities in the 15–30 year maturity range, which allowed us to achieve our objective of maximizing income for our investors. Typically, in declining rate environments, our turnover declines as we maintain exposure to securities that are producing income that exceeds their replacement value in the market. However, when rates rise, our turnover increases as opportunities to purchase securities that have the potential to increase income in the portfolios become available. We believe our consistent, disciplined strategy can help our investors achieve high, tax-free income over the long term.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Franklin Arizona Tax-Free Income Fund

This semiannual report for Franklin Arizona Tax-Free Income Fund covers the period ended August 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Arizona personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/18

Ratings	% of Total Investments

AAA	7.65%

AA	57.80%

A	19.11%

BBB	6.72%

Refunded	7.24%

Not Rated	1.48%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.58 on February 28, 2018, to $10.56 on August 31, 2018. The Fund’s Class A shares paid dividends totaling 17.70 cents per share for the reporting period.2 The Performance Summary beginning on page 8 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.21% based on an annualization of August’s 2.95 cent per share dividend and the maximum

Dividend Distributions*

3/1/18–8/31/18

	Dividend per Share (cents)

Month	Class A	Class C	Class R6	Advisor Class
March	2.95	2.45	3.04	3.03
April	2.95	2.45	3.04	3.03
May	2.95	2.45	3.04	3.03
June	2.95	2.45	3.05	3.03
July	2.95	2.45	3.05	3.03
August	2.95	2.45	3.05	3.03
Total	17.70	14.70	18.27	18.18

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

offering price of $11.03 on August 31, 2018. An investor in the 2018 maximum combined effective federal and Arizona personal income tax bracket of 45.34% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.87% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Arizona’s economy continued to expand during the period under review. The state’s unemployment rate decreased from 4.9% in February 2018 to 4.6% in August, but remained higher than the 3.9% national rate.3 In the state’s housing market,

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 58.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

which was significantly hurt by the most recent recession, home prices rose during the period and foreclosure rates declined.

Arizona concluded its fiscal year (FY) 2018 on June 30 with a budget surplus, which exceeded expectations. Collections across the state’s major revenue categories were positive, with sales and individual income tax collections contributing to general fund revenues. The state legislature approved higher spending in FY 2019 on K-12 education, including pay raises for teachers, higher education, the Department of Economic Security and the Department of Corrections compared to FY 2018. Lawmakers expect sales and use taxes and individual income tax collections to contribute significantly to revenue generation. The forecasted budget is structurally balanced, as ongoing revenues are projected to exceed ongoing spending in FY 2019.

Arizona does not issue general obligation bonds but instead issues appropriation-backed lease debt and revenue bonds. The state had moderate debt levels, with net tax-supported debt of $651 per capita and 1.6% of personal income, compared with the national medians of $987 and 2.3%, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed Arizona’s AA issuer credit rating with a stable outlook.5 The rating reflected S&P’s view of Arizona’s long-term creditworthiness based on ongoing improvement in the state’s economy and continued population and job growth that are outpacing the nation’s. S&P further cited Arizona’s strong financial position, relatively low average combined pension funded ratio and moderate debt burden.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Arizona Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Portfolio Composition
8/31/18

% of Total Investments*
Utilities	21.67%
Higher Education	15.12%
Refunded**	15.11%
Hospital & Health Care	12.66%
Tax-Supported	8.68%
Subject to Government Appropriations	7.61%
Transportation	6.05%
Other Revenue	5.78%
General Obligation	3.88%
Housing	3.44%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. Source: Moody’s Investors Service, States - US: Medians - State debt continues slow growth trend, 4/24/18.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

Performance Summary as of August 31, 2018

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+1.49%	-2.82%
1-Year	+0.68%	-3.58%
5-Year	+21.74%	+3.12%
10-Year	+48.24%	+3.57%

Advisor
6-Month	+1.53%	+1.53%
1-Year	+0.78%	+0.78%
5-Year	+22.39%	+4.12%
10-Year	+50.01%	+4.14%

Share Class	Distribution Rate[3]	Taxable Equivalent Distribution Rate[4]	30-Day Standardized Yield[5]	Taxable Equivalent 30-Day Standardized Yield[4]
A	3.21%	5.87%	2.07%	3.79%
Advisor	3.43%	6.28%	2.26%	4.13%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	8/31/18	2/28/18	Change
A (FTAZX)	$10.56	$10.58	-$0.02
C (FAZIX)	$10.74	$10.75	-$0.01
R6 (FAZRX)	$10.59	$10.60	-$0.01
Advisor (FAZZX)	$10.59	$10.61	-$0.02

Distributions (3/1/18–8/31/18)

Share Class	Net Investment Income

A	$0.1770

C	$0.1470

R6	$0.1827

Advisor	$0.1818

Total Annual Operating Expenses6

Share Class

A	0.64%

Advisor	0.54%

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor class) per share on 8/31/18.

4. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/18 for the maximum combined effective federal and Arizona personal income tax rate of 45.34%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,014.90	$3.35	$1,021.88	$3.36	0.66%
C	$1,000	$1,012.80	$6.14	$1,019.11	$6.16	1.21%
R6	$1,000	$1,016.40	$2.69	$1,022.53	$2.70	0.53%
Advisor	$1,000	$1,015.30	$2.84	$1,022.38	$2.85	0.56%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Franklin Colorado Tax-Free Income Fund

This semiannual report for Franklin Colorado Tax-Free Income Fund covers the period ended August 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Colorado personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/18

Ratings	% of Total Investments

AAA	1.69%

AA	50.23%

A	18.79%

BBB	10.62%

Below Investment Grade	1.09%

Refunded	15.46%

Not Rated	2.12%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, remained unchanged from $11.32 on February 28, 2018, to $11.32 on August 31, 2018. The Fund’s Class A shares paid dividends totaling 18.72 cents per share for the reporting period.2 The Performance Summary beginning on page 14 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.18% based on an annualization of August’s 3.13 cent per share dividend and the

Dividend Distributions*

3/1/18–8/31/18

	Dividend per Share (cents)

Month	Class A	Class C	Class R6	Advisor Class
March	3.11	2.58	3.21	3.20
April	3.11	2.58	3.21	3.20
May	3.11	2.58	3.21	3.20
June	3.13	2.60	3.25	3.22
July	3.13	2.60	3.25	3.22
August	3.13	2.60	3.25	3.22
Total	18.72	15.54	19.38	19.26

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

maximum offering price of $11.82 on August 31, 2018. An investor in the 2018 maximum combined effective federal and Colorado personal income tax bracket of 45.43% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.83% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Colorado’s economy continued to strengthen during the six months under review. With a growing population and workforce, a relatively stable housing market, relatively low cost of living and doing business, and a positive mix of technology and service industries, the state’s long-term economic outlook is favorable. The state’s unemployment rate

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 67.

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FRANKLIN COLORADO TAX-FREE INCOME FUND

slightly fell from 3.0% in February 2018 to 2.9% at period-end, which was lower than the 3.9% national rate.3

Colorado’s strong economy boosted revenue growth during the period. Despite positive revenue trends, reserves were narrow and pension liabilities were above average. On April 30, the governor signed the fiscal year (FY) 2018–2019 budget into law. Strong tax collections provided for increased funding for K-12 education, roads and public pension plans. The governor’s recently released FY 2019 budget included a proposal to increase to the state’s statutory reserve.

Colorado’s debt levels were lower than those of most other states, with net tax-supported debt of $484 per capita and 0.9% of personal income, compared with the $987 and 2.3% national medians.4 Independent credit rating agency Moody’s Investors Service assigned Colorado an issuer credit rating of Aa1 with a stable outlook.5 The rating reflected Moody’s view of the state’s strong economic performance, higher-than-average income levels and low debt levels relative to other states. Headwinds included narrow reserves, pension liabilities above the national median, and constitutional restrictions and voter initiatives that constrain budgeting flexibility. The stable outlook is based on the state’s generally conservative fiscal practices, as well as an economy that has continued to exhibit positive trends and debt levels that are expected to remain moderate.

Portfolio Composition

8/31/18

% of Total Investments*
Refunded**	18.58%
Hospital & Health Care	16.60%
Tax-Supported	16.28%
Utilities	15.43%
Higher Education	10.59%
General Obligation	8.17%
Subject to Government Appropriations	7.89%
Transportation	3.98%
Other Revenue	2.48%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Puerto Rico and its municipal issuers continue to experience significant financial difficulties. We continue to monitor the developments as they pursue resolutions. The Fund holds a very small portion of its assets in Puerto Rico bonds, which increased in price over the reporting period.

Thank you for your continued participation in Franklin Colorado Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, States - US: Medians - State debt continues slow growth trend, 4/24/18.

5. This does not indicate Moody’s rating of the Fund.

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FRANKLIN COLORADO TAX-FREE INCOME FUND

Performance Summary as of August 31, 2018

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+1.66%	-2.64%
1-Year	+0.27%	-4.01%
5-Year	+21.25%	+3.03%
10-Year	+46.58%	+3.45%

Advisor[3]
6-Month	+1.71%	+1.71%
1-Year	+0.36%	+0.36%
5-Year	+21.84%	+4.03%
10-Year	+47.90%	+3.99%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	3.18%	5.83%	1.89%	3.46%
Advisor	3.41%	6.25%	2.08%	3.81%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 16 for Performance Summary footnotes.

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FRANKLIN COLORADO TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	8/31/18	2/28/18	Change
A (FRCOX)	$11.32	$11.32	$0.00
C (FCOIX)	$11.46	$11.46	$0.00
R6 (FKTLX)	$11.33	$11.33	$0.00
Advisor (FCOZX)	$11.32	$11.32	$0.00

Distributions (3/1/18–8/31/18)

Share Class	Net Investment Income

A	$0.1872

C	$0.1554

R6	$0.1938

Advisor	$0.1926

Total Annual Operating Expenses7

Share Class

A	0.67%

Advisor	0.57%

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FRANKLIN COLORADO TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +45.25% and +4.17%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/18 for the maximum combined effective federal and Colorado personal income tax rate of 45.43%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN COLORADO TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,016.60	$3.41	$1,021.83	$3.41	0.67%
C	$1,000	$1,013.60	$6.19	$1,019.06	$6.21	1.22%
R6	$1,000	$1,017.20	$2.75	$1,022.48	$2.75	0.54%
Advisor	$1,000	$1,017.10	$2.90	$1,022.33	$2.91	0.57%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Franklin Connecticut Tax-Free Income Fund

This semiannual report for Franklin Connecticut Tax-Free Income Fund covers the period ended August 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Connecticut personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/18

Ratings	% of Total Investments

AAA	8.37%

AA	40.20%

A	29.69%

BBB	4.51%

Refunded	17.23%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.08 on February 28, 2018, to $10.04 on August 31, 2018. The Fund’s Class A shares paid dividends totaling 16.53 cents per share for the reporting period.2 The Performance Summary beginning on page 20 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.01% based on an annualization of August’s 2.63 cent per share dividend and the maximum offering price of $10.49 on August 31, 2018. An investor in the 2018 maximum combined effective federal and Connecticut

Dividend Distributions*

3/1/18–8/31/18

	Dividend per Share (cents)

Month	Class A	Class C	Class R6	Advisor Class
March	2.78	2.31	2.88	2.86
April	2.78	2.31	2.88	2.86
May	2.78	2.31	2.88	2.86
June	2.78	2.31	2.89	2.86
July	2.78	2.31	2.89	2.86
August	2.63	2.16	2.74	2.71
Total	16.53	13.71	17.16	17.01

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

personal income tax bracket of 47.79% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.77% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Connecticut’s economy grew during the six months under review. The state remained among the nation’s wealthiest, with strong per-capita income well above the national levels. During the period under review, home prices rose, although the foreclosure rates generally increased. Connecticut’s

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page76.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

unemployment rate declined from 4.6% in February 2018 to 4.3% at period-end, which was higher than the 3.9% national rate.3

During Connecticut’s fiscal year (FY) 2018 (ended June 30, 2018), lawmakers anticipated stronger-than-projected revenue growth. Higher income and corporate tax collections led to better-than-expected general fund revenues. The state is expecting to close FY 2018 with a small budget surplus, largely aided one-time revenue sources. In May, the governor signed the revised FY 2018–2019 biennial budget, which included reversal of health care cuts and restoration of municipal aid. Strong tax collections also provided for a deposit into the rainy day fund in FY 2019.

Connecticut’s debt levels remained among the nation’s highest, with net tax-supported debt at 9.5% of personal income and $6,544 per capita, compared with the national medians of 2.3% and $987, respectively.4 Independent credit rating agency Moody’s Investors Service (Moody’s) rated Connecticut’s general obligation debt A1 with a stable outlook.5 The rating reflected Moody’s view of the state’s high income levels, strong governance, and adequate liquidity, offset by high fixed costs relative to the state’s budget. According to Moody’s, Connecticut’s challenges included significant additional leverage, rapid acceleration of revenue, economic and demographic weakness, and a declining liquidity position. The outlook reflected Moody’s belief of the state’s strong provisions to promote fiscal discipline.

Portfolio Composition
8/31/18
	% of Total Investments	*

Hospital & Health Care	26.96%

Higher Education	22.09%

Utilities	18.98%

Refunded**	18.98%

General Obligation	6.28%

Transportation	5.62%

Housing	0.85%

Other Revenue	0.24%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Connecticut Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, States - US: Medians - State debt continues slow growth trend, 4/24/18.

5. This does not indicate Moody’s rating of the Fund.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Performance Summary as of August 31, 2018

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+1.25%	-3.08%
1-Year	+0.53%	-3.76%
5-Year	+16.01%	+2.12%
10-Year	+36.78%	+2.74%

Advisor[3]
6-Month	+1.20%	+1.20%
1-Year	+0.62%	+0.62%
5-Year	+16.58%	+3.12%
10-Year	+37.90%	+3.27%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]

A	3.01%	5.77%	1.78%	3.41%

Advisor	3.24%	6.21%	1.96%	3.75%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 22 for Performance Summary footnotes.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	8/31/18	2/28/18	Change
A (FXCTX)	$10.04	$10.08	-$0.04
C (FCTIX)	$10.12	$10.16	-$0.04
R6 (FCTQX)	$10.04	$10.08	-$0.04
Advisor (FCNZX)	$10.03	$10.08	-$0.05

Distributions (3/1/18–8/31/18)

Share Class	Net Investment Income

A	$0.1653

C	$0.1371

R6	$0.1716

Advisor	$0.1701

Total Annual Operating Expenses7

Share Class

A	0.73%

Advisor	0.63%

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +35.82% and +3.41%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/18 for the maximum combined effective federal and Connecticut personal income tax rate of 47.79%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,012.50	$3.86	$1,021.37	$3.87	0.76%
C	$1,000	$1,009.60	$6.64	$1,018.60	$6.67	1.31%
R6	$1,000	$1,013.10	$3.15	$1,022.08	$3.16	0.62%
Advisor	$1,000	$1,012.00	$3.35	$1,021.88	$3.36	0.66%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Semiannual Report	23

Franklin Michigan Tax-Free Income Fund

This semiannual report for Franklin Michigan Tax-Free Income Fund covers the period ended August 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Michigan personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/18

Ratings	% of Total Investments

AAA	7.84%

AA	66.10%

A	13.23%

Refunded	12.83%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.25 on February 28, 2018, to $11.23 on August 31, 2018. The Fund’s Class A shares paid dividends totaling 17.76 cents per share for the reporting period.2 The Performance Summary beginning on page 26 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.98% based on an annualization of August’s 2.91 cent per share dividend and the maximum offering price of $11.73 on August 31, 2018. An investor in the 2018 maximum combined effective federal and Michigan personal income tax bracket of 45.05% (including 3.80%

Dividend Distributions*

3/1/18–8/31/18

	Dividend per Share (cents)

Month	Class A	Class C	Class R6	Advisor Class
March	2.96	2.43	3.07	3.05
April	2.96	2.43	3.07	3.05
May	3.01	2.48	3.12	3.10
June	3.01	2.48	3.13	3.10
July	2.91	2.38	3.03	3.00
August	2.91	2.38	3.03	3.00
Total	17.76	14.58	18.45	18.30

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Medicare tax) would need to earn a distribution rate of 5.42% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Michigan’s economy generally expanded during the six months under review. Although the state’s economy was diversified, the manufacturing sector continued to serve as a major employment source. Michigan’s unemployment rate declined from 4.8% in February 2018 to 4.1% at period-end, which was above the 3.9% national average.3 The housing market was

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 92.

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND

positive, as home prices rose and the foreclosure rate remained below the national rate during the review period.

In May 2018, lawmakers revised general fund revenue estimates upwards compared to the January consensus forecast, mainly due to stronger-than-expected growth in individual income and sales tax collections. School aid funding revenues were also revised higher. Through June 2018, Michigan’s year-to-date general fund-general purpose and school funding revenues were above fiscal year (FY) 2017 levels, mainly due to higher sales tax and individual income tax receipts, and lower refunds under the Michigan Business Tax, which was partially offset by higher individual income tax refunds, and lower corporate income tax and use tax revenues. The FY 2019 budget included increased spending on education, infrastructure and public safety. The budget also identified additional deposits to the budget stabilization fund (BSF) in FY 2019.

Michigan maintained relatively low debt levels, with net tax-supported debt at $673 per capita and 1.5% of personal income, compared with the national medians of $987 and 2.3%, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) raised its rating of Michigan’s general obligation bonds from AA- to AA with a stable outlook.5 The rating reflected S&P’s view of the state’s cyclical but growing economy, good BSF balance, low pension plan and other postemployment benefit liabilities and structural budget balance. The stable outlook reflected S&P’s view of Michigan’s economic performance and projected growth in reserve levels.

Portfolio Composition

8/31/18

% of Total Investments*
General Obligation	36.49%
Hospital & Health Care	22.96%
Higher Education	15.53%
Refunded**	14.89%
Utilities	5.44%
Subject to Government Appropriations	4.69%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Michigan Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. Source: Moody’s Investors Service, States – US: Medians - State debt continues slow growth trend, 4/24/18.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND

Performance Summary as of August 31, 2018

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+1.41%	-2.91%
1-Year	+0.60%	-3.66%
5-Year	+18.80%	+2.61%
10-Year	+37.20%	+2.77%

Advisor
6-Month	+1.45%	+1.45%
1-Year	+0.70%	+0.70%
5-Year	+19.43%	+3.61%
10-Year	+38.69%	+3.32%

Share Class	Distribution Rate[3]	Taxable Equivalent Distribution Rate[4]	30-Day Standardized Yield[5]	Taxable Equivalent 30-Day Standardized Yield[4]
A	2.98%	5.42%	2.00%	3.64%
Advisor	3.19%	5.81%	2.19%	3.99%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 28 for Performance Summary footnotes.

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	8/31/18	2/28/18	Change
A (FTTMX)	$11.23	$11.25	-$0.02
C (FRMTX)	$11.41	$11.43	-$0.02
R6 (FKTNX)	$11.27	$11.29	-$0.02
Advisor (FMTFX)	$11.27	$11.29	-$0.02

Distributions (3/1/18–8/31/18)

Share Class	Net Investment Income

A	$0.1776

C	$0.1458

R6	$0.1845

Advisor	$0.1830

Total Annual Operating Expenses6

Share Class

A	0.67%

Advisor	0.57%

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/18.

4. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/18 for the maximum combined effective federal and Michigan personal income tax rate of 45.05%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,014.10	$3.40	$1,021.83	$3.41	0.67%
C	$1,000	$1,011.10	$6.18	$1,019.06	$6.21	1.22%
R6	$1,000	$1,014.70	$2.74	$1,022.48	$2.75	0.54%
Advisor	$1,000	$1,014.50	$2.89	$1,022.33	$2.91	0.57%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Semiannual Report	29

Franklin Minnesota Tax-Free Income Fund

This semiannual report for Franklin Minnesota Tax-Free Income Fund covers the period ended August 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Minnesota personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/18

Ratings	% of Total Investments

AAA	19.58%

AA	59.94%

A	11.56%

Refunded	8.65%

Not Rated	0.27%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.07 on February 28, 2018, to $12.02 on August 31, 2018. The Fund’s Class A shares paid dividends totaling 17.76 cents per share for the reporting period.2 The Performance Summary beginning on page 32 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.83% based on an annualization of August’s 2.96 cent per share dividend and the maximum offering price of $12.55 on August 31, 2018. An investor in the 2018 maximum combined effective federal and Minnesota personal income tax bracket of 50.65% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.73% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Dividend Distributions*

3/1/18–8/31/18

	Dividend per Share (cents)

Month	Class A	Class C	Class R6	Advisor Class
March	2.96	2.39	3.09	3.06
April	2.96	2.39	3.09	3.06
May	2.96	2.39	3.09	3.06
June	2.96	2.40	3.10	3.06
July	2.96	2.40	3.10	3.06
August	2.96	2.40	3.10	3.06
Total	17.76	14.37	18.57	18.36

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Minnesota’s broad-based economy expanded during the six months under review, although growth continued to lag that of the national rate. The state’s unemployment rate moved from 3.2% in February 2018 to 2.9% at period-end, significantly lower than the 3.9% national average.3 Overall, the state’s labor force participation improved during the review period. Home prices and building permits in the state rose, while foreclosure rates remained lower than the national rate.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 92.

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FRANKLIN MINNESOTA TAX-FREE INCOME FUND

The state ended its fiscal year (FY) 2018 on June 30, 2018. Net general fund receipts outperformed February 2018 revenue forecasts, as stronger-than-expected individual income, corporate and other tax receipts more than offset lower-than-expected general sales and use tax collections. In March, the governor proposed a supplemental budget for FY 2019 that included revenue and spending appropriation increases including higher spending on education, health and human services, infrastructure, public safety and economic development. Additionally, it also included tax relief bills, comprising income tax cut as well as tax cuts and simplification for farmers and small businesses.

Minnesota’s net tax-supported debt was 2.8% of personal income and $1,430 per capita, compared with the national medians of 2.3% and $987, respectively.4 Independent credit rating agency Moody’s Investors Service (Moody’s) assigned an Aa1 rating with a stable outlook on Minnesota’s general obligation debt, citing the state’s diverse and growing economy that supported healthy revenue growth in recent years, strong financial management that resulted in replenishment of budget reserves and sound management practices.5 According to Moody’s, some of Minnesota’s challenges include a history of budgetary gridlocks and a tight labor market and some exposure to trade headwinds. Overall, the rating agency believes Minnesota’s economic fundamentals to be strong.

Portfolio Composition
8/31/18

% of Total Investments*
General Obligation	31.32%
Hospital & Health Care	17.63%
Refunded**	15.84%
Utilities	15.29%
Higher Education	6.97%
Transportation	6.27%
Subject to Government Appropriations	2.98%
Housing	2.45%
Other Revenue	1.02%
Tax-Supported	0.23%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Minnesota Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. Source: Moody’s Investors Service, States - US: Medians - State debt continues slow growth trend, 4/24/18.

5. This does not indicate Moody’s rating of the Fund.

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FRANKLIN MINNESOTA TAX-FREE INCOME FUND

Performance Summary as of August 31, 2018

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+1.06%	-3.27%
1-Year	-0.30%	-4.53%
5-Year	+17.08%	+2.31%
10-Year	+42.04%	+3.12%

Advisor[3]
6-Month	+1.11%	+1.11%
1-Year	-0.20%	-0.20%
5-Year	+17.74%	+3.32%
10-Year	+43.53%	+3.68%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	2.83%	5.73%	1.79%	3.63%
Advisor	3.05%	6.18%	1.97%	3.99%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 34 for Performance Summary footnotes.

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FRANKLIN MINNESOTA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	8/31/18	2/28/18	Change
A (FMINX)	$12.02	$12.07	-$0.05
C (FMNIX)	$12.16	$12.21	-$0.05
R6 (FKTDX)	$12.04	$12.09	-$0.05
Advisor (FMNZX)	$12.04	$12.09	-$0.05

Distributions (3/1/18–8/31/18)

Share Class	Net Investment Income

A	$0.1776

C	$0.1437

R6	$0.1857

Advisor	$0.1836

Total Annual Operating Expenses7

Share Class

A	0.66%

Advisor	0.56%

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FRANKLIN MINNESOTA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +37.98% and +3.57%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/18 for the maximum combined effective federal and Minnesota personal income tax rate of 50.65%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN MINNESOTA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,010.60	$3.40	$1,021.83	$3.41	0.67%
C	$1,000	$1,007.70	$6.17	$1,019.06	$6.21	1.22%
R6	$1,000	$1,011.30	$2.64	$1,022.58	$2.65	0.52%
Advisor	$1,000	$1,011.10	$2.89	$1,022.33	$2.91	0.57%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Franklin Ohio Tax-Free Income Fund

This semiannual report for Franklin Ohio Tax-Free Income Fund covers the period ended August 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Ohio personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/18

Ratings	% of Total Investments

AAA	7.53%

AA	65.33%

A	16.53%

BBB	0.55%

Refunded	10.06%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.46 on February 28, 2018, to $12.43 on August 31, 2018. The Fund’s Class A shares paid dividends totaling 18.93 cents per share for the reporting period.2 The Performance Summary beginning on page 38 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.89% based on an annualization of August’s 3.13 cent per share dividend and the maximum offering price of $12.98 on August 31, 2018. An investor in the 2018 maximum combined effective federal and Ohio personal income tax bracket of 45.80% (including 3.80% Medicare tax)

Dividend Distributions*

3/1/18–8/31/18

	Dividend per Share (cents)

Month	Class A	Class C	Class R6	Advisor Class
March	3.18	2.59	3.30	3.28
April	3.18	2.59	3.30	3.28
May	3.18	2.59	3.30	3.28
June	3.13	2.55	3.27	3.23
July	3.13	2.55	3.27	3.23
August	3.13	2.55	3.27	3.23
Total	18.93	15.42	19.71	19.53

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

would need to earn a distribution rate of 5.33% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Ohio’s broad and diverse economy continued to expand during the period under review. The state’s housing market improved, as home sales and prices rose. However, population growth remained slow; and, while employers in the state have added jobs, they have been doing it at a slower pace than the U.S. economy. Ohio’s unemployment rate slightly increased from

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 102.

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FRANKLIN OHIO TAX-FREE INCOME FUND

4.5% in February 2018 to 4.6% by period-end, which was higher than the national rate of 3.9%.3

Ohio ended its fiscal year (FY) 2018 on June 30, 2018, with a stronger-than-estimated general fund balance, largely aided by higher-than-projected income tax revenues and lower-than-expected Medicaid spending. This trend allowed a healthy deposit into the state’s budget stabilization fund. Ohio’s adopted FY 2018–2019 biennium budget was largely balanced and incorporated a mix of targeted and across-the-board cuts, and modestly increased non-recurring resources relative to the proposed budget. The budget continued to build upon previously enacted tax reforms, such as providing simplification of the small-business tax filing process, reducing the number of income tax brackets, increased funding for K-12 education, and support for developmental disabilities, higher education, health and human services and Medicaid. Ohio has a strong history of implementing budget adjustments regularly and on a timely basis. In March 2018, the governor signed the two-year capital budget that provided funds for improvements to roads, schools, universities and public buildings, as well as community projects.

Ohio’s net tax-supported debt was $1,118 per capita and 2.5% of personal income compared with the $987 and 2.3% national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed Ohio’s AA+ general obligation debt rating with a stable outlook.5 The rating reflected S&P’s view of Ohio’s long history of proactive financial and budget management, including frequent and prompt budget modifications to offset decreased revenue. The rating also reflected S&P’s view of the state’s commitment to funding budget reserves, improved revenue and budget performance, renewal of the budget stabilization fund, moderate debt levels, and significant pension reform changes coupled with a steady progress in funding other postem-ployment benefits. The stable outlook reflected Ohio’s improved structural budget alignment and steady economic growth that has allowed recent contributions to its budget stabilization fund.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Portfolio Composition
8/31/18

% of Total Investments**
General Obligation	39.19%
Higher Education	13.61%
Refunded*	13.58%
Utilities	10.85%
Hospital & Health Care	9.74%
Transportation	5.35%
Subject to Government Appropriations	3.05%
Other Revenue	2.81%
Tax-Supported	1.82%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Thank you for your continued participation in Franklin Ohio Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, States - US: Medians - State debt continues slow growth trend, 4/24/18.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN OHIO TAX-FREE INCOME FUND

Performance Summary as of August 31, 2018

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+1.29%	-3.00%
1-Year	+0.49%	-3.81%
5-Year	+23.65%	+3.43%
10-Year	+45.74%	+3.39%

Advisor
6-Month	+1.33%	+1.33%
1-Year	+0.50%	+0.50%
5-Year	+24.32%	+4.45%
10-Year	+47.27%	+3.95%

Share Class	Distribution Rate[3]	Taxable Equivalent Distribution Rate[4]	30-Day Standardized Yield[5]	Taxable Equivalent 30-Day Standardized Yield[4]
A	2.89%	5.33%	2.02%	3.73%
Advisor	3.12%	5.76%	2.23%	4.11%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 40 for Performance Summary footnotes.

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FRANKLIN OHIO TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	8/31/18	2/28/18	Change
A (FTOIX)	$12.43	$12.46	-$0.03
C (FOITX)	$12.60	$12.63	-$0.03
R6 (FKTOX)	$12.44	$12.47	-$0.03
Advisor (FROZX)	$12.44	$12.47	-$0.03

Distributions (3/1/18–8/31/18)

Share Class	Net Investment Income

A	$0.1893

C	$0.1542

R6	$0.1971

Advisor	$0.1953

Total Annual Operating Expenses6

Share Class

A	0.64%

Advisor	0.54%

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FRANKLIN OHIO TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/18.

4. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/18 for the maximum combined effective federal and Ohio personal income tax rate of 45.80%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Funds’ Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN OHIO TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,012.90	$3.30	$1,021.93	$3.31	0.65%
C	$1,000	$1,009.90	$6.08	$1,019.16	$6.11	1.20%
R6	$1,000	$1,013.50	$2.59	$1,022.63	$2.60	0.51%
Advisor	$1,000	$1,013.30	$2.79	$1,022.43	$2.80	0.55%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Franklin Oregon Tax-Free Income Fund

This semiannual report for Franklin Oregon Tax-Free Income Fund covers the period ended August 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Oregon personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/18

Ratings	% of Total Investments

AAA	14.57%

AA	60.50%

A	12.26%

BBB	4.09%

Below Investment Grade	1.71%

Refunded	6.87%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.37 on February 28, 2018, to $11.34 on August 31, 2018. The Fund’s Class A shares paid dividends totaling 17.96 cents per share for the reporting period.2 The Performance Summary beginning on page 44 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.95% based on an annualization of August’s 2.91 cent per share dividend and the maximum offering price of $11.84 on August 31, 2018. An investor in the

Dividend Distributions*

3/1/18–8/31/18

	Dividend per Share (cents)

Month	Class A	Class C	Class R6	Advisor Class
March	3.01	2.47	3.11	3.10
April	3.01	2.47	3.11	3.10
May	3.01	2.47	3.11	3.10
June	3.01	2.48	3.12	3.10
July	3.01	2.48	3.12	3.10
August	2.91	2.38	3.02	3.00
Total	17.96	14.75	18.59	18.50

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

2018 maximum combined effective federal and Oregon personal income tax bracket of 50.70% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.98% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Oregon’s economy continued to expand during the six months under review. The state’s job market continued to grow and expanded faster than the nation’s. This growth was largely due to strength in the technology sector during the period. Oregon has a high concentration of semiconductor manufacturing

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page113.

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FRANKLIN OREGON TAX-FREE INCOME FUND

companies. The state’s unemployment rate declined from 4.1% in February 2018 to 3.8% at period-end, which was slightly lower than the 3.9% national average.3 The state’s personal income growth increased along with accelerating population growth.

Portfolio Composition

8/31/18

% of Total Investments*
General Obligation	31.77%
Hospital & Health Care	18.53%
Refunded**	17.07%
Higher Education	9.38%
Utilities	8.99%
Transportation	6.51%
Other Revenue	2.23%
Housing	2.11%
Tax-Supported	1.97%
Subject to Government Appropriations	1.44%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Oregon’s largest revenue source, personal income taxes, delivered growth in fiscal year (FY) 2018. The state’s 2017–2019 biennial general fund budget was larger than the previous biennium, and it continued to prioritize replenishment of rainy day funds. Lawmakers expect total reserves at the end of FY 2019 to continue to rise from recent levels. Analysts believed these reserves potentially offered a fiscal cushion against revenue volatility and Oregon’s unusually high dependence on personal income taxes. Additionally, projected revenue growth was balanced by budget increases in spending on education, Medicaid and human services, pension contributions and commitments related to new ballot measures. In their most recent forecasts, state officials revised expectations upward for collections from personal income tax as well as corporate income tax.

Oregon’s net tax-supported debt was 4.5% of personal income and $2,017 per capita, compared with the national medians of 2.3% and $987, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) rated Oregon’s general obligation debt AA+ with a stable outlook.5 The rating and outlook reflected S&P’s assessment of the state’s willingness to adjust revenue and spending to correct structural imbalances that may arise, mechanisms to build up rainy day funds, strong budget reserve levels, sound financial policies and a well-funded retirement system. However, S&P cited challenges such as the state’s propensity for revenue volatility due to dependence on personal income taxes, albeit with demonstrated stability in recent years and a constitutional requirement to provide income tax rebates if certain criteria are met. Overall, S&P’s stable outlook reflected its view that Oregon’s finances were poised to remain strong and that solid reserves may mitigate potential future revenue cyclicality.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Puerto Rico and its municipal issuers continue to experience significant financial difficulties. We continue to monitor the developments as they pursue resolutions. The Fund holds a very small portion of its assets in Puerto Rico bonds, which increased in price over the reporting period.

Thank you for your continued participation in Franklin Oregon Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, States - US: Medians - State debt continues slow growth trend, 4/24/18.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN OREGON TAX-FREE INCOME FUND

Performance Summary as of August 31, 2018

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+1.32%	-2.94%
1-Year	+0.23%	-4.04%
5-Year	+19.81%	+2.79%
10-Year	+42.68%	+3.17%

Advisor[3]
6-Month	+1.46%	+1.46%
1-Year	+0.41%	+0.41%
5-Year	+20.47%	+3.80%
10-Year	+44.16%	+3.73%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	2.95%	5.98%	1.89%	3.83%
Advisor	3.17%	6.43%	2.07%	4.20%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 46 for Performance Summary footnotes.

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FRANKLIN OREGON TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	8/31/18	2/28/18	Change
A (FRORX)	$11.34	$11.37	-$0.03
C (FORIX)	$11.52	$11.55	-$0.03
R6 (FOFRX)	$11.35	$11.38	-$0.03
Advisor (FOFZX)	$11.36	$11.38	-$0.02

Distributions (3/1/18–8/31/18)

Share Class	Net Investment Income

A	$0.1796

C	$0.1475

R6	$0.1859

Advisor	$0.1850

Total Annual Operating Expenses7

Share Class

A	0.64%

Advisor	0.54%

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FRANKLIN OREGON TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +40.71% and +3.81%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/18 for the maximum combined effective federal and Oregon personal income tax rate of 50.70%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Funds’ Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN OREGON TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,013.20	$3.30	$1,021.93	$3.31	0.65%
C	$1,000	$1,010.20	$6.08	$1,019.16	$6.11	1.20%
R6	$1,000	$1,013.80	$2.64	$1,022.58	$2.65	0.52%
Advisor	$1,000	$1,014.60	$2.79	$1,022.43	$2.80	0.55%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Franklin Pennsylvania Tax-Free Income Fund

This semiannual report for Franklin Pennsylvania Tax-Free Income Fund covers the period ended August 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Pennsylvania personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/18

Ratings	% of Total Investments

AAA	0.10%

AA	42.40%

A	26.68%

BBB	6.82%

Below Investment Grade	1.65%

Refunded	22.35%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, remained unchanged from $9.78 on February 28, 2018, to $9.78 on August 31, 2018. The Fund’s Class A shares paid dividends totaling 17.70 cents per share for the reporting period.2 The Performance Summary beginning on page 50 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.47% based on an annualization of August’s 2.95 cent per share dividend and the maximum offering price of $10.21 on August 31, 2018. An investor in the 2018 maximum combined effective federal and Pennsylvania personal income tax bracket of 43.87% (including 3.80% Medicare tax) would need to earn a distribution rate of 6.18% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Dividend Distributions*

3/1/18–8/31/18

	Dividend per Share (cents)

Month	Class A	Class C	Class R6	Advisor Class
March	2.95	2.49	3.05	3.03
April	2.95	2.49	3.05	3.03
May	2.95	2.49	3.05	3.03
June	2.95	2.49	3.06	3.03
July	2.95	2.49	3.06	3.03
August	2.95	2.49	3.06	3.03
Total	17.70	14.94	18.33	18.18

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Commonwealth Update

Pennsylvania’s large and diverse economy continued to show signs of growth. In 2017, the economy grew at a rapid pace. During the review period, however, this growth moderated because of low job and population growth. These factors contributed to nonfarm job growth that lagged that of the nation. The commonwealth’s housing market had mixed results. Home prices rose but foreclosures increased. Pennsylvania’s unemployment rate declined from 4.8% at the

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 123.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

beginning of the period to 4.1% at period-end, which was higher than the 3.9% national average.3

Pennsylvania ended its fiscal year (FY) 2017–2018 with a surplus. Sales and income tax collections during this period were higher than in the previous year. Lawmakers will make a deposit into the commonwealth’s reserve fund. In June, the governor signed the budget for FY 2018–2019 into law. The budget will increase spending on schools, social services, pensions and prisons, but will not raise taxes or fees. The state will shift Medicaid costs off budget. The increase in spending is supported by a projected increase in revenue collections made possible by a new sports betting tax and an extension of existing online sales taxes.

Pennsylvania has moderate debt levels, above the national medians. The commonwealth’s net tax-supported debt was 2.6% of personal income and $1,311 per capita, compared with the 2.3% and $987 national medians.4 Independent credit rating agency Moody’s Investors Service affirmed Pennsylvania’s general obligation debt a rating of Aa3, with a stable outlook.5 The rating reflected Moody’s view of the commonwealth’s large and diverse economy balanced against its below average job and revenue growth. The stable outlook reflected Moody’s expectation that Pennsylvania’s credit challenges will not lead to a near-term change in its rating. Moody’s also believed that although the commonwealth’s measures of fund balance, including structural balance and governance, are weaker than most states, its current rating also acknowledges sound liquidity available to support operations and capacity to borrow.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Puerto Rico and its municipal issuers continue to experience significant financial difficulties. We continue to monitor the developments as they pursue resolutions. The Fund holds a very small portion of its assets in Puerto Rico bonds, which increased in price over the reporting period.

Thank you for your continued participation in Franklin Pennsylvania Tax-Free Income Fund. We believe our

Portfolio Composition
8/31/18

% of Total Investments*
Refunded**	27.65%
Hospital & Health Care	22.48%
Higher Education	17.52%
Utilities	14.86%
General Obligation	7.70%
Housing	3.43%
Transportation	3.17%
Subject to Government Appropriations	2.57%
Other Revenue	0.62%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, States - US: Medians - State debt continues slow growth trend, 4/24/18.

5. This does not indicate Moody’s rating of the Fund.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Performance Summary as of August 31, 2018

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+1.82%	-2.46%
1-Year	+0.80%	-3.51%
5-Year	+20.67%	+2.92%
10-Year	+45.01%	+3.33%

Advisor[3]
6-Month	+1.77%	+1.77%
1-Year	+0.90%	+0.90%
5-Year	+21.24%	+3.93%
10-Year	+46.40%	+3.89%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]

A	3.47%	6.18%	1.78%	3.17%

Advisor	3.71%	6.61%	1.96%	3.49%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 52 for Performance Summary footnotes.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	8/31/18	2/28/18	Change
A (FRPAX)	$9.78	$9.78	$0.00
C (FRPTX)	$9.91	$9.91	$0.00
R6 (FRPRX)	$9.79	$9.80	-$0.01
Advisor (FPFZX)	$9.79	$9.80	-$0.01

Distributions (3/1/18–8/31/18)

Share Class	Net Investment Income

A	$0.1770

C	$0.1494

R6	$0.1833

Advisor	$0.1818

Total Annual Operating Expenses7

Share Class

A	0.66%

Advisor	0.56%

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +43.05% and +4.00%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/18 for the maximum combined effective federal and Pennsylvania personal income tax rate of 43.87%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Ending Account Value 8/31/18	Expenses Paid During Period 3/1/18–8/31/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,018.20	$3.36	$1,021.88	$3.36	0.66%
C	$1,000	$1,015.20	$6.15	$1,019.11	$6.16	1.21%
R6	$1,000	$1,017.80	$2.64	$1,022.58	$2.65	0.52%
Advisor	$1,000	$1,017.70	$2.85	$1,022.38	$2.85	0.56%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Arizona Tax-Free Income Fund

	Six Months Ended
	August 31, 2018			Year Ended February 28,
	(unaudited)		2018	2017	2016[a]	2015	2014
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.58		$10.78	$11.07	$11.22	$10.80	$11.52

Income from investment operations[b]:
Net investment income[c]	0.17		0.37	0.38	0.41	0.43	0.45
Net realized and unrealized gains (losses)	(0.01)		(0.19)	(0.29)	(0.15)	0.42	(0.73)

Total from investment operations	0.16		0.18	0.09	0.26	0.85	(0.28)

Less distributions from net investment income	(0.18)		(0.38)	(0.38)	(0.41)	(0.43)	(0.44)

Net asset value, end of period	$10.56		$10.58	$10.78	$11.07	$11.22	$10.80

Total return[d]	1.49%		1.62%	0.77%	2.39%	7.98%	(2.37)%

Ratios to average net assets[e]
Expenses	0.66%	[f]	0.65%	0.63%	0.62%	0.62%	0.62%
Net investment income	3.26%		3.39%	3.47%	3.69%	3.93%	4.10%

Supplemental data
Net assets, end of period (000’s)	$706,407		$737,426	$769,835	$799,510	$815,973	$798,957
Portfolio turnover rate	6.34%		17.47%	13.02%	13.28%	12.31%	14.75%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

54	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Arizona Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2018			Year Ended February 28,
	(unaudited)		2018	2017	2016[a]	2015	2014
Class C

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.75		$10.95	$11.24	$11.39	$10.96	$11.68

Income from investment operations[b]:
Net investment income[c]	0.15		0.31	0.33	0.35	0.38	0.39
Net realized and unrealized gains (losses)	(0.01)		(0.20)	(0.30)	(0.15)	0.42	(0.73)

Total from investment operations	0.14		0.11	0.03	0.20	0.80	(0.34)

Less distributions from net investment income	(0.15)		(0.31)	(0.32)	(0.35)	(0.37)	(0.38)

Net asset value, end of period	$10.74		$10.75	$10.95	$11.24	$11.39	$10.96

Total return[d]	1.28%		1.03%	0.19%	1.79%	7.36%	(2.87)%

Ratios to average net assets[e]
Expenses	1.21%	[f]	1.20%	1.18%	1.17%	1.17%	1.17%
Net investment income	2.71%		2.84%	2.92%	3.14%	3.38%	3.55%

Supplemental data
Net assets, end of period (000’s)	$98,625		$105,010	$118,381	$113,370	$107,612	$100,188
Portfolio turnover rate	6.34%		17.47%	13.02%	13.28%	12.31%	14.75%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	55

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Arizona Tax-Free Income Fund (continued)

	Six Months Ended		Year Ended
	August 31, 2018		February 28,
	(unaudited)		2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.60		$10.84

Income from investment operations[b]:
Net investment income[c]	0.18		0.22
Net realized and unrealized gains (losses)	(0.01)		(0.24)

Total from investment operations	0.17		(0.02)

Less distributions from net investment income	(0.18)		(0.22)

Net asset value, end of period	$10.59		$10.60

Total return[d]	1.64%		(0.18)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.55%		0.53%
Expenses net of waiver and payments by affiliates	0.53%	[f]	0.51%
Net investment income	3.39%		3.53%

Supplemental data
Net assets, end of period (000’s)	$13,262		$10,816
Portfolio turnover rate	6.34%		17.47%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

56	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Arizona Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2018			Year Ended February 28,
	(unaudited)		2018	2017	2016[a]	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.61		$10.81	$11.10	$11.25	$10.83	$11.55

Income from investment operations[b]:
Net investment income[c]	0.18		0.38	0.40	0.42	0.45	0.46
Net realized and unrealized gains (losses)	(0.02)		(0.19)	(0.30)	(0.15)	0.41	(0.73)

Total from investment operations	0.16		0.19	0.10	0.27	0.86	(0.27)

Less distributions from net investment income	(0.18)		(0.39)	(0.39)	(0.42)	(0.44)	(0.45)

Net asset value, end of period	$10.59		$10.61	$10.81	$11.10	$11.25	$10.83

Total return[d]	1.53%		1.72%	0.86%	2.48%	8.07%	(2.26)%

Ratios to average net assets[e]
Expenses	0.56%	[f]	0.55%	0.53%	0.52%	0.52%	0.52%
Net investment income	3.36%		3.49%	3.57%	3.79%	4.03%	4.20%

Supplemental data
Net assets, end of period (000’s)	$91,247		$86,795	$90,707	$57,674	$48,670	$29,842
Portfolio turnover rate	6.34%		17.47%	13.02%	13.28%	12.31%	14.75%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	57

FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2018 (unaudited)

Franklin Arizona Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.4%
Arizona 97.0%
Arizona Board of Regents Arizona State University System Revenue,
Green Bonds, Refunding, Series B, 5.00%, 7/01/43	$ 2,740,000	$ 3,139,026
Green Bonds, Series B, 5.00%, 7/01/42	2,000,000	2,269,500
Refunding, Series B, 5.00%, 7/01/41	14,070,000	15,867,865
Series C, 5.00%, 7/01/46	10,000,000	11,317,800
Series D, 5.00%, 7/01/41	5,000,000	5,638,900
Series D, 5.00%, 7/01/46	7,000,000	7,871,430
Speed, Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/33	2,200,000	2,475,726
Speed, Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/34	3,320,000	3,730,319
Speed, Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/44	4,145,000	4,611,851
Arizona Board of Regents COP, University of Arizona Projects, Refunding, Series C, 5.00%, 6/01/31	7,025,000	7,642,638
Arizona Board of Regents Northern Arizona University Speed Revenue,
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/26	2,380,000	2,650,701
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/38	5,000,000	5,472,000
Arizona Board of Regents Northern Arizona University System Revenue,
Refunding, 5.00%, 6/01/40	7,365,000	8,144,143
Refunding, 5.00%, 6/01/44	8,005,000	8,820,709
Arizona Board of Regents University of Arizona System Revenue,
Refunding, 5.00%, 6/01/39	2,750,000	3,123,147
Series A, 5.00%, 6/01/43	5,000,000	5,738,700
Series A, Pre-Refunded, 5.00%, 6/01/39	8,650,000	8,863,655
Speed, Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/38	10,150,000	11,191,085
Arizona Health Facilities Authority Healthcare Education Facilities Revenue, Kirksville College of Osteopathic Medicine Inc., Arizona School of Health Sciences Project, 5.125%, 1/01/30	2,250,000	2,336,422
Arizona Health Facilities Authority Hospital Revenue, Phoenix Children’s Hospital, Refunding, Series A, 5.00%, 2/01/42	8,000,000	8,400,240
Arizona Health Facilities Authority Revenue,
Catholic Healthcare West, Series B, AGMC Insured, 5.00%, 3/01/41	5,000,000	5,261,450
Catholic Healthcare West, Series B, Sub Series B-1, 5.25%, 3/01/39	10,000,000	10,674,500
Scottsdale Lincoln Hospitals Project, Refunding, Series A, 5.00%, 12/01/39	15,000,000	16,533,150
Scottsdale Lincoln Hospitals Project, Refunding, Series A, 5.00%, 12/01/42	9,535,000	10,486,879
Arizona IDA Education Revenue,
Academies of Math and Science Projects, Credit Enhanced, Refunding, Series A, 5.00%, 7/01/42	1,045,000	1,148,883
Academies of Math and Science Projects, Credit Enhanced, Refunding, Series A, 5.00%, 7/01/47	1,150,000	1,259,779
Academies of Math and Science Projects, Credit Enhanced, Refunding, Series A, 5.00%, 7/01/51	1,080,000	1,179,706
Academies of Math and Science Projects, Refunding, Series A, 5.00%, 7/01/48	2,000,000	2,198,360
Arizona Agribusiness and Equine Center Inc. Project, Credit Enhanced, Series A, 5.00%, 3/01/48	1,555,000	1,720,918
Basis Schools Projects, Credit Enhanced, Refunding, Series F, 5.00%, 7/01/37	1,000,000	1,116,180
Basis Schools Projects, Credit Enhanced, Refunding, Series F, 5.00%, 7/01/47	3,350,000	3,704,296
Arizona School Facilities Board COP, Pre-Refunded, 5.50%, 9/01/23	10,000,000	10,000,000
Arizona Sports and Tourism Authority Senior Revenue, Multipurpose Stadium Facility Project, Refunding, Series A, 5.00%, 7/01/36	3,160,000	3,326,880
Arizona State COP,
Department of Administration, Series A, AGMC Insured, 5.25%, 10/01/26	8,500,000	8,800,645
Department of Administration, Series A, AGMC Insured, 5.00%, 10/01/29	5,855,000	6,044,761
Department of Administration, Series B, AGMC Insured, 5.00%, 10/01/28	5,000,000	5,230,950
Department of Administration, Series B, AGMC Insured, 5.00%, 10/01/29	3,000,000	3,138,090
Arizona State Lottery Revenue,
Department of Administration, Series A, AGMC Insured, 5.00%, 7/01/28	15,540,000	16,167,816
Department of Administration, Series A, AGMC Insured, 5.00%, 7/01/29	7,500,000	7,796,925

58	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Arizona Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Arizona Transportation Board Highway Revenue,
Refunding, 5.00%, 7/01/31	$10,000,000	$ 11,392,900
Subordinated, Refunding, Series A, 5.00%, 7/01/38	5,750,000	6,272,905
Subordinated, Series A, Pre-Refunded, 5.00%, 7/01/36	10,000,000	10,859,200
Central Arizona Water Conservation District Water Delivery O and M Revenue, Central Arizona Project, 5.00%, 1/01/34	1,000,000	1,141,140
El Mirage GO, AGMC Insured, 5.00%, 7/01/42	2,200,000	2,379,190
Gilbert Public Facilities Municipal Property Corp. Revenue, Pre-Refunded, 5.50%, 7/01/28	10,000,000	10,317,100
Glendale IDAR,
Midwestern University, 5.00%, 5/15/35	5,000,000	5,234,000
Midwestern University, 5.125%, 5/15/40	10,000,000	10,468,200
Midwestern University, Refunding, 5.00%, 5/15/31	3,455,000	3,750,230
Senior Living, Royal Oaks Life Care Community, Refunding, 5.00%, 5/15/39	8,500,000	9,259,900
Glendale Municipal Property Corp. Excise Tax Revenue,
Subordinate, Refunding, Series C, 5.00%, 7/01/38	12,000,000	13,138,920
Subordinate, Refunding, Series C, AGMC Insured, 5.00%, 7/01/38	6,530,000	7,107,970
Goodyear Water and Sewer Revenue,
Obligation, sub. lien, Refunding, AGMC Insured, 5.25%, 7/01/31	1,000,000	1,086,140
Obligation, sub. lien, Refunding, AGMC Insured, 5.50%, 7/01/41	1,500,000	1,639,860
Lake Havasu Wastewater System Revenue,
senior lien, Refunding, Series B, AGMC Insured, 5.00%, 7/01/40	15,000,000	16,623,000
senior lien, Refunding, Series B, AGMC Insured, 5.00%, 7/01/43	9,155,000	10,127,810
Maricopa County Cartwright Elementary School District No. 83 GO, School Improvement, Project of 2010, Series A, AGMC Insured, 5.375%, 7/01/30	5,415,000	5,873,488
Maricopa County Hospital Revenue, Sun Health Corp., Pre-Refunded, 5.00%, 4/01/35	12,090,000	13,862,757
Maricopa County IDA, MFHR, Senior, Western Groves Apartments Project, Series A-1, AMBAC Insured, 5.30%, 12/01/22	920,000	920,598
Maricopa County IDA Education Revenue,
Greathearts Arizona Projects, Refunding, Series A, 5.00%, 7/01/37	1,000,000	1,128,340
Greathearts Arizona Projects, Refunding, Series A, 5.00%, 7/01/52	1,000,000	1,109,760
Greathearts Arizona Projects, Series C, 5.00%, 7/01/48	1,350,000	1,507,923
Reid Traditional Schools Projects, 5.00%, 7/01/36	1,120,000	1,180,670
Reid Traditional Schools Projects, 5.00%, 7/01/47	3,325,000	3,464,484
Maricopa County IDA Health Facility Revenue, Catholic Healthcare West, Refunding, Series A, 6.00%, 7/01/39	4,860,000	5,016,346
Maricopa County IDA Senior Living Facilities Revenue,
Christian Care Retirement Apartments Inc. Project, Refunding, Series A, 5.00%, 1/01/36	5,000,000	5,547,350
Christian Care Retirement Apartments Inc. Project, Refunding, Series D, 5.00%, 1/01/40	9,840,000	10,869,658
Maricopa County IDAR,
Banner Health, Refunding, Series A, 5.00%, 1/01/38	20,000,000	22,517,800
Banner Health, Series A, 5.00%, 1/01/41	16,750,000	19,003,880
Maricopa County PCC,
PCR, El Paso Electric Co. Palo Verde Project, Refunding, Series A, 4.50%, 8/01/42	10,000,000	10,350,700
PCR, El Paso Electric Co. Palo Verde Project, Series A, 7.25%, 2/01/40	10,000,000	10,222,700
PCR, Public Service Co. of New Mexico Palo Verde Project, Refunding, Series A, 6.25%, 1/01/38	5,000,000	5,336,050
PCR, Southern California Edison Co., Refunding, Series B, 5.00%, 6/01/35	14,745,000	15,421,943
Maricopa County School District No. 214 Tolleson Union High School GO, School Improvement, Project of 2017, Series A, 5.00%, 7/01/37	1,000,000	1,153,140
Maricopa County USD No. 11 Peoria GO,
School Improvement, 5.00%, 7/01/31	5,100,000	5,656,053
School Improvement, 5.00%, 7/01/33	1,000,000	1,153,140

franklintempleton.com	Semiannual Report	59

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Arizona Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Maricopa County USD No. 95 Queen Creek GO,
School Improvement, 5.00%, 7/01/33	$500,000	$572,430
School Improvement, 5.00%, 7/01/37	1,200,000	1,365,012
McAllister Academic Village LLC Revenue,
Arizona State University Hassayampa Academic Village Project, Refunding, 5.00%, 7/01/33	2,000,000	2,291,980
Arizona State University Hassayampa Academic Village Project, Refunding, 5.00%, 7/01/38	2,000,000	2,263,560
Arizona State University Hassayampa Academic Village Project, Refunding, 5.00%, 7/01/39	4,150,000	4,690,703
Mesa Utility Systems Revenue,
5.00%, 7/01/29	1,500,000	1,795,860
5.00%, 7/01/31	1,400,000	1,660,190
5.00%, 7/01/32	1,000,000	1,182,090
5.00%, 7/01/34	1,265,000	1,484,680
4.00%, 7/01/38	1,425,000	1,503,147
4.00%, 7/01/39	6,135,000	6,460,953
5.00%, 7/01/42	10,000,000	11,561,200
Mohave County Union High School District No. 2 Colorado River GO, School Improvement, 5.00%, 7/01/35 .	1,000,000	1,140,660
Navajo County USD No. 6 Heber-Overgaard GO, School Improvement, Project of 2008, Assured Guaranty,
Pre-Refunded, 5.50%, 7/01/28	1,045,000	1,077,698
Phoenix Civic Improvement Corp. Airport Revenue,
junior lien, Refunding, Series D, 4.00%, 7/01/40	10,000,000	10,414,900
junior lien, Series A, Pre-Refunded, 5.00%, 7/01/40	10,000,000	10,589,400
senior lien, Series A, 5.00%, 7/01/47	9,710,000	10,814,610
Phoenix Civic Improvement Corp. Distribution Revenue,
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/27	3,945,000	4,765,521
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/28	2,000,000	2,445,440
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/29	2,000,000	2,471,560
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/36	5,000,000	6,496,700
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/37	7,000,000	9,145,990
Phoenix Civic Improvement Corp. Excise Tax Revenue, Subordinate, Refunding, Series A, 5.00%, 7/01/41	10,000,000	11,284,400
Phoenix Civic Improvement Corp. Wastewater System Revenue,
junior lien, Series A, 5.00%, 7/01/37	1,000,000	1,172,730
junior lien, Series A, 4.00%, 7/01/39	5,000,000	5,235,750
Phoenix Civic Improvement Corp. Water System Revenue,
junior lien, 5.00%, 7/01/39	5,000,000	5,707,400
junior lien, Series A, 5.00%, 7/01/39	10,000,000	11,174,000
junior lien, Series A, Pre-Refunded, 5.00%, 7/01/39	14,780,000	15,188,519
Phoenix IDA Education Revenue,
Facility, Great Hearts Academies Projects, Refunding, Series A, 5.00%, 7/01/36	4,065,000	4,320,363
Facility, Great Hearts Academies Projects, Refunding, Series A, 5.00%, 7/01/41	1,225,000	1,293,698
Facility, Great Hearts Academies Projects, Refunding, Series A, 5.00%, 7/01/46	1,335,000	1,405,969
Facility, JMF-Higley 2012 LLC Project, 5.00%, 12/01/34	1,355,000	1,462,059
Facility, JMF-Higley 2012 LLC Project, 5.00%, 12/01/39	5,610,000	6,025,477
Phoenix IDA Student Housing Revenue,
Downtown Phoenix Student Housing LLC, Arizona State University Project, Refunding, Series A, 5.00%, 7/01/33	600,000	671,058
Downtown Phoenix Student Housing LLC, Arizona State University Project, Refunding, Series A, 5.00%, 7/01/37	1,000,000	1,103,590
Downtown Phoenix Student Housing LLC, Arizona State University Project, Refunding, Series A, 5.00%, 7/01/42	2,800,000	3,073,140

60	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Arizona Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Pima County IDA Lease Revenue,
Clark County Detention Facility Project, 5.125%, 9/01/27	$ 8,655,000	$ 8,676,724
Clark County Detention Facility Project, 5.00%, 9/01/39	15,000,000	15,033,900
Pima County IDAR,
Senior Living Facility, Christian Care Tucson Inc. Project, Refunding, Series A, 5.00%, 12/15/32	1,765,000	1,963,810
Senior Living Facility, Christian Care Tucson Inc. Project, Refunding, Series A, 5.00%, 6/15/37	2,240,000	2,463,597
Senior Living Facility, Christian Care Tucson Inc. Project, Series C, 5.00%, 12/15/47	3,840,000	4,201,382
Pima County USD No. 20 Vail GO, School Improvement and Refunding, BAM Insured, 5.00%, 7/01/36	3,305,000	3,706,359
Pima County USD No. 30 Sahuarita GO,
School Improvement, BAM Insured, 5.00%, 7/01/33	2,665,000	3,039,859
School Improvement, BAM Insured, 5.00%, 7/01/34	2,800,000	3,184,608
Pima County USD No. 6 Marana GO,
School Improvement, Project of 2014, Series C, BAM Insured, 5.00%, 7/01/36	2,385,000	2,736,310
School Improvement, Project of 2014, Series D, BAM Insured, 5.00%, 7/01/38	2,500,000	2,845,450
Pinal County Community College District Revenue, Central Arizona College, BAM Insured, 5.00%, 7/01/34	1,065,000	1,208,509
Pinal County Electrical District No. 3 Electric System Revenue,
Pre-Refunded, 5.25%, 7/01/33	1,500,000	1,639,140
Pre-Refunded, 5.25%, 7/01/41	6,800,000	7,430,768
Refunding, 5.00%, 7/01/35	1,195,000	1,348,044
Pinal County Electrical District No. 4 Electric System Revenue,
Pre-Refunded, 6.00%, 12/01/28	740,000	747,903
Pre-Refunded, 6.00%, 12/01/38	1,150,000	1,162,282
Queen Creek Excise Tax and State Shared Revenue,
Series A, 5.00%, 8/01/42	2,500,000	2,881,650
Series A, 5.00%, 8/01/47	3,000,000	3,444,240
Salt River Project Agricultural Improvement and Power District Electric System Revenue,
Salt River Project, Refunding, Series A, 5.00%, 12/01/30	4,500,000	4,942,935
Salt River Project, Refunding, Series A, 5.00%, 1/01/37	10,000,000	11,686,400
Salt River Project, Refunding, Series A, 5.00%, 1/01/38	13,395,000	15,407,733
Salt River Project, Refunding, Series A, 5.00%, 1/01/39	7,000,000	8,149,400
Salt River Project, Refunding, Series A, 5.00%, 12/01/41	5,340,000	6,053,210
Salt River Project, Series A, Pre-Refunded, 5.00%, 1/01/39	5,000,000	5,055,750
Salt Verde Financial Corp. Senior Gas Revenue,
5.00%, 12/01/32	10,000,000	11,756,400
5.00%, 12/01/37	5,000,000	5,942,250
Scottsdale Municipal Property Corp. Excise Tax Revenue, Water and Sewer Improvements Project, Pre-Refunded, 5.00%, 7/01/33	10,660,000	11,288,300
Student and Academic Services LLC Lease Revenue,
Northern Arizona University Project, BAM Insured, 5.00%, 6/01/33	1,000,000	1,111,920
Northern Arizona University Project, BAM Insured, 5.00%, 6/01/39	1,400,000	1,530,326
Northern Arizona University Project, BAM Insured, 5.00%, 6/01/44	3,155,000	3,431,441
Tempe Excise Tax Revenue, Series A, Pre-Refunded, 5.00%, 7/01/31	2,325,000	2,528,112
Town of Gilbert Pledged Revenue, sub. lien, Obligations, 5.00%, 7/01/45	10,000,000	11,212,100
Tucson Airport Authority Inc. Revenue, sub. lien, AMBAC Insured, 5.35%, 6/01/31	10,000,000	10,026,100
Tucson IDA Lease Revenue, University of Arizona/Marshall Foundation Project, Series A, AMBAC Insured,
5.00%, 7/15/32	985,000	986,133
Tucson Water System Revenue,
Pre-Refunded, 5.00%, 7/01/28	1,165,000	1,196,234
Pre-Refunded, 5.00%, 7/01/29	1,670,000	1,714,773
Pre-Refunded, 5.00%, 7/01/32	5,000,000	5,436,800
Refunding, 5.00%, 7/01/28	65,000	66,732

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Arizona Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Tucson Water System Revenue, (continued)
Refunding, 5.00%, 7/01/29	$ 95,000	$ 97,515
University Medical Center Corp. Hospital Revenue,
Tucson, Pre-Refunded, 5.625%, 7/01/36	5,000,000	5,781,750
Tucson, Pre-Refunded, 6.00%, 7/01/39	5,000,000	5,551,800
Tucson, Pre-Refunded, 6.50%, 7/01/39	4,750,000	4,935,250
Yavapai County IDA Hospital Revenue,
Yavapai Regional Medical Center, Refunding, 5.00%, 8/01/34	4,250,000	4,705,387
Yavapai Regional Medical Center, Refunding, 5.00%, 8/01/36	1,310,000	1,442,742

		882,255,735

U.S. Territories 1.4%
Guam 1.4%
Guam Power Authority Revenue,
Series A, AGMC Insured, 5.00%, 10/01/39	6,490,000	7,081,239
Series A, AGMC Insured, 5.00%, 10/01/44	5,325,000	5,800,949

		12,882,188

Total Municipal Bonds before Short Term Investments (Cost $864,874,989)		895,137,923

Short Term Investments (Cost $6,800,000) 0.8%

Municipal Bonds 0.8%
Arizona 0.8%
[a] Arizona Health Facilities Authority Revenue, Banner Health, Series C, LOC Bank of America, Daily VRDN and Put, 1.43%, 1/01/46	6,800,000	6,800,000

Total Investments (Cost $871,674,989) 99.2%		901,937,923
Other Assets, less Liabilities 0.8%		7,603,349

Net Assets 100.0%.		$909,541,272

See Abbreviations on page 150.

aVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

62	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Colorado Tax-Free Income Fund

	Six Months Ended August 31, 2018 (unaudited)		Year Ended February 28,
			2018	2017	2016[a]	2015	2014
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.32		$11.66	$11.94	$12.13	$11.66	$12.44

Income from investment operations[b]:
Net investment income[c]	0.19		0.37	0.44	0.46	0.47	0.47
Net realized and unrealized gains (losses)	(—)	[d]	(0.32)	(0.28)	(0.20)	0.47	(0.79)

Total from investment operations	0.19		0.05	0.16	0.26	0.94	(0.32)

Less distributions from net investment income	(0.19)		(0.39)	(0.44)	(0.45)	(0.47)	(0.46)

Net asset value, end of period	$11.32		$11.32	$11.66	$11.94	$12.13	$11.66

Total return[e]	1.66%		0.38%	1.31%	2.26%	8.22%	(2.56)%

Ratios to average net assets[f]
Expenses	0.67%	[g]	0.68%[h]	0.65%	0.65%	0.65%	0.64%
Net investment income	3.30%		3.23%	3.67%	3.87%	3.94%	4.00%

Supplemental data
Net assets, end of period (000’s)	$498,063		$521,249	$553,317	$553,114	$549,134	$520,275
Portfolio turnover rate	3.91%		16.78%	13.61%	5.17%	2.20%	7.74%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	63

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Colorado Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2018 (unaudited)		Year Ended February 28,
			2018		2017	2016[a]	2015	2014
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.46		$11.79		$12.07	$12.26	$11.78	$12.56

Income from investment operations[b]:
Net investment income[c]	0.16		0.32		0.38	0.40	0.41	0.41
Net realized and unrealized gains (losses)	(—)	[d]	(0.33)		(0.29)	(0.20)	0.48	(0.80)

Total from investment operations	0.16		(0.01)		0.09	0.20	0.89	(0.39)

Less distributions from net investment income	(0.16)		(0.32)		(0.37)	(0.39)	(0.41)	(0.39)

Net asset value, end of period	$11.46		$11.46		$11.79	$12.07	$12.26	$11.78

Total return[e]	1.36%		(0.10)%		0.73%	1.67%	7.64%	(3.07)%

Ratios to average net assets[f]
Expenses	1.22%	[g]	1.23%	[h]	1.20%	1.20%	1.20%	1.19%
Net investment income	2.75%		2.68%		3.12%	3.32%	3.39%	3.45%

Supplemental data
Net assets, end of period (000’s)	$92,482		$99,811		$115,472	$111,450	$109,552	$107,705
Portfolio turnover rate	3.91%		16.78%		13.61%	5.17%	2.20%	7.74%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

64	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Colorado Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28, 2018[a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.33	$11.64

Income from investment operations[b]:

Net investment income[c]	0.20	0.23

Net realized and unrealized gains (losses)	(0.01)	(0.32)

Total from investment operations	0.19	(0.09)

Less distributions from net investment income	(0.19)	(0.22)

Net asset value, end of period	$11.33	$11.33

Total return[d]	1.72%	(0.79)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.57%	0.57%

Expenses net of waiver and payments by affiliates	0.54%[f]	0.54%

Net investment income	3.43%	3.37%

Supplemental data

Net assets, end of period (000’s)	$8,264	$7,678

Portfolio turnover rate	3.91%	16.78%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	65

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Colorado Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2018 (unaudited)		Year Ended February 28,
			2018		2017	2016[a]	2015	2014
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.32		$11.66		$11.94	$12.13	$11.66	$12.43

Income from investment operations[b]:

Net investment income[c]	0.19		0.39		0.45	0.47	0.48	0.48

Net realized and unrealized gains (losses)	(—)	[d]	(0.33)		(0.28)	(0.19)	0.48	(0.78)

Total from investment operations	0.19		0.06		0.17	0.28	0.96	(0.30)

Less distributions from net investment income	(0.19)		(0.40)		(0.45)	(0.47)	(0.49)	(0.47)

Net asset value, end of period	$11.32		$11.32		$11.66	$11.94	$12.13	$11.66

Total return[e]	1.71%		0.48%		1.41%	2.36%	8.34%	(2.39)%

Ratios to average net assets[f]

Expenses	0.57%	[g]	0.58%	[h]	0.55%	0.55%	0.55%	0.54%

Net investment income	3.40%		3.33%		3.77%	3.97%	4.04%	4.10%

Supplemental data

Net assets, end of period (000’s)	$90,849		$79,093		$73,538	$50,589	$44,988	$34,393

Portfolio turnover rate	3.91%		16.78%		13.61%	5.17%	2.20%	7.74%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

66	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2018 (unaudited)

Franklin Colorado Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.9%
Colorado 97.0%
Adams 12 Five Star Schools GO, Adams County and the City of Broomfield, Series B, 5.00%, 12/15/36	$5,000,000	$5,735,850
Adams and Weld Counties School District No. 27J Brighton GO, The City and County of Broomfield, 5.00%, 12/01/40	7,500,000	8,558,250
Adams State College Board of Trustees Auxiliary Facilities Revenue,
Improvement, Series A, Pre-Refunded, 5.50%, 5/15/34	2,000,000	2,053,460
Improvement, Series A, Pre-Refunded, 5.50%, 5/15/39	2,150,000	2,207,470
Adams State College Board of Trustees Institutional Enterprise Revenue,
5.00%, 5/15/37	630,000	688,023
Pre-Refunded, 5.00%, 5/15/37	370,000	405,039
Anthem West Metropolitan District GO, City and County of Broomfield, Refunding, BAM Insured, 5.00%, 12/01/35	3,000,000	3,340,170
Arapahoe County School District No. 1 GO, Englewood Schools, 5.00%, 12/01/42	7,000,000	7,965,650
Auraria Higher Education Center Parking Enterprise Revenue, 5th and Walnut Parking Garage Project, Series A, AGMC Insured, 5.00%, 4/01/34	6,150,000	6,735,049
Aurora COP, Aurora Capital Leasing Corp., Refunding, Series A, 5.00%, 12/01/30	5,680,000	5,890,160
Aurora Hospital Revenue, The Children’s Hospital Assn. Project, Series A, 5.00%, 12/01/40	2,500,000	2,621,325
Aurora Water Revenue, Green Bonds, first lien, Refunding, 5.00%, 8/01/46	5,000,000	5,668,900
Bell Mountain Ranch Metropolitan District GO, Consolidated, Douglas County, Refunding, AGMC Insured, 5.00%, 12/01/39	3,160,000	3,285,958
Board of Trustees for Western State College Revenue,
Pre-Refunded, 5.00%, 5/15/34	2,000,000	2,046,580
Pre-Refunded, 5.00%, 5/15/39	2,000,000	2,046,580
Board of Trustees of the Colorado School of Mines Revenue, Golden, Enterprise Improvement, Series A, Pre-Refunded, 5.25%, 12/01/37	2,000,000	2,017,800
Boulder Larimer and Weld Counties St. Vrain Valley School District No. RE-1J GO, The City and County of Broomfield, Pre-Refunded, 5.00%, 12/15/33	3,000,000	3,028,980
Boulder Valley School District No. RE-2 GO,
Boulder and Gilpin Counties and the City and County of Broomfield, 5.00%, 12/01/34	6,000,000	6,138,780
Boulder and Gilpin Counties and the City and County of Broomfield, 5.00%, 12/01/41	5,000,000	5,674,350
Brighton Water Activity Enterprise Revenue, Water System Project, Series A, Assured Guaranty, Pre- Refunded, 5.25%, 12/01/34	5,380,000	5,616,397
Castle Rock Sales and Use Tax Revenue,
5.00%, 6/01/31	1,800,000	1,997,316
5.00%, 6/01/32	1,845,000	2,043,762
5.00%, 6/01/35	2,775,000	3,055,719
Colorado Educational and Cultural Facilities Authority Revenue,
Alexander Dawson School, Colorado Project, 5.00%, 2/15/40	5,280,000	5,479,795
Charter School, Union Colony School Project, Refunding, 5.00%, 4/01/48	715,000	790,547
University of Denver Project, Refunding, NATL Insured, 5.00%, 3/01/35	5,000,000	6,107,800
University of Denver Project, Series A, 5.00%, 3/01/47	3,950,000	4,440,511
Colorado Health Facilities Authority Revenue,
Catholic Health Initiatives, Refunding, Series A, 5.00%, 7/01/39	5,000,000	5,081,650
Catholic Health Initiatives, Series D, 6.125%, 10/01/28	2,500,000	2,507,325
Catholic Health Initiatives, Series D, 6.25%, 10/01/33	2,000,000	2,006,960
Children’s Hospital Colorado Project, Series A, 5.00%, 12/01/44	5,000,000	5,543,700
Covenant Retirement Communities Inc., Refunding, Series A, 5.00%, 12/01/35	7,150,000	7,734,941
Covenant Retirement Communities Inc., Series A, 5.75%, 12/01/36	5,000,000	5,666,950
The Evangelical Lutheran Good Samaritan Society Project, 5.50%, 6/01/33	1,000,000	1,103,580
The Evangelical Lutheran Good Samaritan Society Project, 5.625%, 6/01/43	4,000,000	4,389,960
The Evangelical Lutheran Good Samaritan Society Project, Refunding, 5.00%, 12/01/33	2,500,000	2,641,900
The Evangelical Lutheran Good Samaritan Society Project, Refunding, 5.00%, 6/01/47	6,000,000	6,544,800

franklintempleton.com	Semiannual Report	67

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Colorado Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Colorado Health Facilities Authority Revenue, (continued)
The Evangelical Lutheran Good Samaritan Society Project, Refunding, Series A, 5.00%, 6/01/40	$4,000,000	$4,324,760
The Evangelical Lutheran Good Samaritan Society Project, Refunding, Series A, 5.00%, 6/01/45	2,750,000	2,952,868
Hospital, Boulder Community Hospital Project, Series A, 6.00%, 10/01/35	5,460,000	5,887,190
Hospital, Boulder Community Hospital Project, Series A, Pre-Refunded, 6.00%, 10/01/35	40,000	43,384
Hospital, NCMC Inc. Project, Series A, AGMC Insured, Pre-Refunded, 5.50%, 5/15/30	7,900,000	8,111,167
Hospital, Parkview Medical Center Inc. Project, 5.00%, 9/01/46	5,000,000	5,453,250
Hospital, Refunding, Series C, AGMC Insured, 5.25%, 3/01/40	5,000,000	5,100,000
Poudre Valley Health Care Inc. and Medical Center of the Rockies, Refunding, Series A, AGMC Insured, 5.20%, 3/01/31	9,500,000	9,690,000
Sisters of Charity of Leavenworth Health System, Refunding, Series A, 5.00%, 1/01/40	7,320,000	7,576,712
Valley View Hospital Assn. Project, 5.00%, 5/15/40	2,000,000	2,183,800
Valley View Hospital Assn. Project, 5.00%, 5/15/45	1,000,000	1,088,780
Colorado High Performance Transportation Enterprise Revenue, C-470 Express Lanes, 5.00%, 12/31/47	2,555,000	2,767,550
Colorado Mesa University Enterprise Revenue, Board of Trustees, Colorado Mesa University, 5.00%, 5/15/45	4,000,000	4,472,960
Colorado School of Mines Institutional Enterprise Revenue,
Board of Trustees, Series A, 5.00%, 12/01/42	2,450,000	2,772,984
Board of Trustees, Series A, 5.00%, 12/01/47	3,000,000	3,380,220
junior lien, Series B, 5.00%, 12/01/47	5,000,000	5,633,700
Refunding, Series B, 5.00%, 12/01/32	110,000	122,067
Colorado Springs Public Facilities Authority COP, U.S. Olympic Committee Project, Assured Guaranty,
Pre-Refunded, 5.00%, 11/01/39	11,305,000	11,737,755
Colorado Springs Utilities System Revenue,
Improvement, Series A-4, 5.00%, 11/15/48	5,000,000	5,777,400
Improvement, Series B-1, 5.00%, 11/15/38	4,000,000	4,480,000
Refunding, Series A, 5.00%, 11/15/40	3,000,000	3,400,080
Refunding, Series A, 5.00%, 11/15/45	2,665,000	3,005,640
Refunding, Series A-2, 5.00%, 11/15/44	5,000,000	5,630,500
Refunding, Series A-2, 5.00%, 11/15/47	5,000,000	5,724,600
Series D-1, Pre-Refunded, 5.25%, 11/15/33	5,000,000	5,372,750
Colorado State Board of Governors University Enterprise System Revenue,
Pre-Refunded, 5.00%, 3/01/44	2,675,000	3,019,112
Refunding, Series A, 4.00%, 3/01/40	5,000,000	5,187,450
Refunding, Series B, 5.00%, 3/01/41	1,000,000	1,134,470
Refunding, Series C, 5.00%, 3/01/43	5,000,000	5,735,900
Series A, 5.00%, 3/01/34	20,000	20,302
Series A, 5.00%, 3/01/39	145,000	147,120
Series A, 5.00%, 3/01/40	3,010,000	3,358,799
Series A, Pre-Refunded, 5.00%, 3/01/34	2,230,000	2,266,439
Series A, Pre-Refunded, 5.00%, 3/01/39	7,055,000	7,170,279
Series A, Pre-Refunded, 5.00%, 3/01/40	3,990,000	4,646,395
Series C, Pre-Refunded, 5.00%, 3/01/44	2,460,000	2,770,821
Colorado State Building Excellent Schools Today COP,
Series G, Pre-Refunded, 5.00%, 3/15/32	10,000,000	10,784,700
Series I, 5.00%, 3/15/36	3,000,000	3,311,550
Series J, 5.25%, 3/15/42	5,000,000	5,804,200
Colorado State COP, UCDHSC Fitzsimons Academic Projects, Refunding, Series A, 5.00%, 11/01/29	3,105,000	3,486,201
Colorado State Higher Education Capital Construction Lease Purchase Financing Program COP, Pre-Refunded, 5.50%, 11/01/27	7,275,000	7,320,323

68	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Colorado Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Colorado Water Resources and Power Development Authority Water Resources Revenue,
Donala Water and Sanitation District Project, Series C, 5.00%, 9/01/36	$1,900,000	$2,047,934
Fountain Colorado Electric Water and Wastewater Utility Enterprise Project, Series A, AGMC Insured, 5.00%, 9/01/38	1,210,000	1,312,656
Commerce City Northern Infrastructure General Improvement District GO, Refunding and Improvement, AGMC Insured, 5.00%, 12/01/31	2,040,000	2,252,486
Commerce City Sales and Use Tax Revenue, AGMC Insured, 5.00%, 8/01/41	4,000,000	4,460,840
Denver City and County Airport System Revenue,
Department of Aviation, Refunding, Subordinate, Series B, 5.00%, 12/01/48	4,440,000	5,074,476
Subordinate, Series B, 5.00%, 11/15/43	5,000,000	5,538,350
Denver City and County Board of Water Commissioners Water Revenue, Green Bonds, Series A, 5.00%, 9/15/47	10,000,000	11,537,200
Denver City and County Dedicated Tax Revenue, Refunding and Improvement, Series A, 4.00%, 8/01/46	8,040,000	8,159,635
Denver City and County School District No. 1 COP, Series C, 5.00%, 12/15/30	4,000,000	4,460,000
Denver City and County School District No. 1 GO, 5.00%, 12/01/41	12,440,000	14,292,565
Denver Convention Center Hotel Authority Revenue, Senior, Refunding, 5.00%, 12/01/40	9,775,000	10,648,103
Denver Health and Hospital Authority Healthcare Revenue,
Recovery Zone Facility, 5.50%, 12/01/30	1,500,000	1,575,210
Recovery Zone Facility, 5.625%, 12/01/40	4,000,000	4,173,360
Series A, 5.25%, 12/01/45	9,250,000	9,885,660
[a] Denver Health and Hospital Authority Project COP, 550 Acoma Inc., 5.00%, 12/01/48	2,000,000	2,185,620
E-470 Public Highway Authority Revenue,
senior bond, Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/32	7,800,000	3,747,432
senior bond, Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/33	3,000,000	1,360,680
senior bond, Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/34	14,075,000	6,029,026
senior bond, Series C, 5.25%, 9/01/25	2,500,000	2,661,175
Eagle River Water and Sanitation District Enterprise Wastewater Revenue, 5.00%, 12/01/42	3,500,000	3,852,695
Eagle River Water and Sanitation District GO, 5.00%, 12/01/45	1,360,000	1,533,890
Erie Wastewater Enterprise Revenue,
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/33	2,860,000	2,976,945
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/37	5,120,000	5,329,357
Fort Collins Electric Utility Enterprise Revenue, Series A, 5.00%, 12/01/42	5,000,000	5,756,750
Fort Lewis College Board of Trustees Enterprise Revenue, Series B, NATL Insured, 5.00%, 10/01/37	1,515,000	1,518,818
Gunnison Watershed School District No. RE-1J GO, Gunnison and Saguache Counties, Pre-Refunded, 5.25%, 12/01/33	1,240,000	1,251,036
Ignacio School District 11JT GO, La Plata and Archuleta Counties, Pre-Refunded, 5.00%, 12/01/31	1,215,000	1,333,134
Meridian Metropolitan District GO, In Douglas County, Refunding, Series A, 5.00%, 12/01/41	5,000,000	5,370,250
Mesa State College Board of Trustees Auxiliary Facilities System Enterprise Revenue, Refunding, Series A, 5.00%, 5/15/33	3,455,000	3,529,179
Metropolitan State University of Denver Institutional Enterprise Revenue, Aerospace and Engineering Sciences Building Project, 5.00%, 12/01/45	4,000,000	4,500,280
Park 70 Metropolitan District GO,
City of Aurora, Refunding and Improvement, 5.00%, 12/01/36	1,000,000	1,053,740
City of Aurora, Refunding and Improvement, 5.00%, 12/01/46	1,500,000	1,571,040
Park Creek Metropolitan District Revenue,
Senior Limited Property Tax Supported, Improvement, Assured Guaranty, Pre-Refunded, 6.375%, 12/01/37	7,000,000	7,399,280
Senior Limited Property Tax Supported, Refunding, Series A, 5.00%, 12/01/41	3,000,000	3,313,680
Senior Limited Property Tax Supported, Refunding, Series A, 5.00%, 12/01/45	7,000,000	7,661,290
Senior Limited Property Tax Supported, Refunding, Series A, 5.00%, 12/01/46	2,500,000	2,751,275
Senior Limited Property Tax Supported, Series A, AGMC Insured, Pre-Refunded, 6.00%, 12/01/38	2,500,000	2,729,900

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Colorado Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Park Creek Metropolitan District Revenue, (continued)
Senior Limited Property Tax Supported, Series A, AGMC Insured, Pre-Refunded, 6.125%, 12/01/41	$2,500,000	$2,736,725
Parker Water and Sanitation District Water and Sewer Enterprise Revenue, Douglas County, 5.00%, 11/01/42	6,475,000	7,426,631
Platte River Power Authority Power Revenue, Series II, 5.00%, 6/01/37	12,000,000	13,144,920
Poudre Tech Metropolitan District Unlimited Property Tax Supported Revenue, Refunding and Improvement, Series A, AGMC Insured, 5.00%, 12/01/39	7,435,000	7,739,538
Public Authority for Colorado Energy Natural Gas Purchase Revenue, 6.50%, 11/15/38	9,900,000	13,627,251
Pueblo County COP, County Judicial Complex Project, AGMC Insured, 5.00%, 9/15/42	10,000,000	10,781,000
Pueblo Urban Renewal Authority Revenue,
Refunding and Improvement, Series B, 5.25%, 12/01/28	1,000,000	1,091,860
Refunding and Improvement, Series B, 5.50%, 12/01/31	1,010,000	1,110,616
Refunding and Improvement, Series B, 5.25%, 12/01/38	3,615,000	3,939,989
Regional Transportation District COP, Series A, 5.375%, 6/01/31	19,000,000	20,049,750
Regional Transportation District Sales Tax Revenue,
FasTracks Project, Series A, 5.00%, 11/01/38	10,000,000	10,627,400
FasTracks Project, Series A, 5.00%, 11/01/41	10,000,000	11,390,400
FasTracks Project, Series A, 5.00%, 11/01/46	11,000,000	12,470,040
South Timnath Metropolitan District No. 2 GO, Limited Tax, Refunding and Improvement, 5.00%, 12/01/42	5,690,000	6,206,652
Sterling Hills West Metropolitan District GO, Arapahoe County, Refunding, 5.00%, 12/01/39	1,125,000	1,216,530
Thompson Crossing Metropolitan District No. 5 GO, Series B, AGMC Insured, 5.00%, 12/01/46	4,500,000	4,901,940
Triview Metropolitan District GO, El Paso County, Pre-Refunded, 5.00%, 11/01/34	10,855,000	11,257,829
University of Colorado Enterprise Revenue,
Refunding, Series A, 5.00%, 6/01/38	5,655,000	6,436,295
Series A, Pre-Refunded, 5.375%, 6/01/38	3,000,000	3,082,320
University of Colorado Hospital Authority Revenue, Refunding, Series A, 6.00%, 11/15/29	5,000,000	5,236,550
University of Northern Colorado Greeley Institutional Enterprise Revenue,
Refunding, Series A, 5.00%, 6/01/30	1,690,000	1,817,392
Series A, 5.00%, 6/01/46	4,000,000	4,449,320
Weld County School District No. Re-4 GO, 5.25%, 12/01/41	5,000,000	5,803,700
Woodmoor Water and Sanitation District No. 1 Enterprise Water and Wastewater Revenue, 5.00%, 12/01/36	5,000,000	5,404,200

		668,499,960

U.S. Territories 1.9%
Guam 0.8%
Guam Government Limited Obligation Revenue,
Section 30, Series A, Pre-Refunded, 5.375%, 12/01/24	2,000,000	2,089,160
Section 30, Series A, Pre-Refunded, 5.75%, 12/01/34	3,565,000	3,740,255

		5,829,415

Puerto Rico 1.1%
[b] Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	11,410,000	7,402,238

Total U.S. Territories		13,231,653

Total Municipal Bonds before Short Term Investments (Cost $662,381,621)		681,731,613

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Colorado Tax-Free Income Fund (continued)

	Principal Amount	Value
Short Term Investments (Cost $2,175,000) 0.3%

Municipal Bonds 0.3%
Colorado 0.3%
[c] Denver City and County COP, Wellington E. Webb Municipal Office Building, Refunding, Series A2, SPA JPMorgan Chase Bank, Daily VRDN and Put, 1.43%, 12/01/29	$2,175,000	$2,175,000

Total Investments (Cost $664,556,621) 99.2%		683,906,613
Other Assets, less Liabilities 0.8%		5,751,299

Net Assets 100.0%		$689,657,912

See Abbreviations on page 150.

aSecurity purchased on a when-issued basis. See Note 1(b).

bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Connecticut Tax-Free Income Fund

	Six Months Ended August 31, 2018 (unaudited )	Year Ended February 28,
		2018	2017	2016 [a]	2015	2014
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.08	$10.42	$10.69	$10.86	$10.65	$11.43
Income from investment operations[b]:
Net investment income[c]	0.16	0.32	0.37	0.39	0.41	0.40
Net realized and unrealized gains (losses)	(0.03)	(0.32)	(0.28)	(0.17)	0.21	(0.80)
Total from investment operations	0.13	—	0.09	0.22	0.62	(0.40)
Less distributions from net investment income	(0.17)	(0.34)	(0.36)	(0.39)	(0.41)	(0.38)
Net asset value, end of period	$10.04	$10.08	$10.42	$10.69	$10.86	$10.65

Total return[d]	1.25%	0.03%	0.82%	2.09%	5.88%	(3.34)%

Ratios to average net assets[e]
Expenses	0.76%[f]	0.74%	0.71%	0.69%	0.68%	0.67%
Net investment income	3.10%	3.15%	3.42%	3.66%	3.76%	3.71%

Supplemental data
Net assets, end of period (000’s)	$177,204	$187,638	$222,705	$253,012	$282,020	$301,323
Portfolio turnover rate	9.98%	4.27%	12.40%	7.86%	4.63%	8.24%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Connecticut Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2018 (unaudited )	Year Ended February 28,
		2018	2017	2016 [a]	2015	2014
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.16	$10.50	$10.77	$10.93	$10.73	$11.51
Income from investment operations[b]:
Net investment income[c]	0.13	0.27	0.31	0.33	0.35	0.34
Net realized and unrealized gains (losses)	(0.03)	(0.32)	(0.28)	(0.16)	0.20	(0.80)
Total from investment operations	0.10	(0.05)	0.03	0.17	0.55	(0.46)
Less distributions from net investment income	(0.14)	(0.29)	(0.30)	(0.33)	(0.35)	(0.32)
Net asset value, end of period	$10.12	$10.16	$10.50	$10.77	$10.93	$10.73

Total return[d]	0.96%	(0.52)%	0.25%	1.62%	5.17%	(3.94)%

Ratios to average net assets[e]
Expenses	1.31%[f]	1.29%	1.26%	1.24%	1.23%	1.22%
Net investment income	2.55%	2.60%	2.87%	3.11%	3.21%	3.16%

Supplemental data
Net assets, end of period (000’s)	$40,351	$45,183	$61,813	$68,311	$73,569	$75,730
Portfolio turnover rate	9.98%	4.27%	12.40%	7.86%	4.63%	8.24%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Connecticut Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28, 2018[a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.08	$10.30

Income from investment operations[b]:
Net investment income[c]	0.16	0.20
Net realized and unrealized gains (losses)	(0.03)	(0.22)

Total from investment operations	0.13	(0.02)

Less distributions from net investment income	(0.17)	(0.20)

Net asset value, end of period	$10.04	$10.08

Total return[d]	1.31%	(0.19)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.64%	0.77%
Expenses net of waiver and payments by affiliates	0.62% [f]	0.60%
Net investment income	3.24%	3.29%

Supplemental data
Net assets, end of period (000’s)	$194	$324
Portfolio turnover rate	9.98%	4.27%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Connecticut Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28,
		2018	2017	2016 [a]	2015	2014
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.08	$10.42	$10.68	$10.85	$10.64	$11.42
Income from investment operations[b]:
Net investment income[c]	0.16	0.33	0.38	0.40	0.42	0.41
Net realized and unrealized gains (losses)	(0.04)	(0.32)	(0.27)	(0.17)	0.21	(0.80)
Total from investment operations	0.12	0.01	0.11	0.23	0.63	(0.39)
Less distributions from net investment income	(0.17)	(0.35)	(0.37)	(0.40)	(0.42)	(0.39)
Net asset value, end of period	$10.03	$10.08	$10.42	$10.68	$10.85	$10.64

Total return[d]	1.20%	0.13%	1.01%	2.19%	6.00%	(3.34)%

Ratios to average net assets[e]
Expenses	0.66%[f]	0.64%	0.61%	0.59%	0.58%	0.57%
Net investment income	3.20%	3.25%	3.52%	3.76%	3.86%	3.81%

Supplemental data
Net assets, end of period (000’s)	$19,419	$20,855	$26,253	$21,254	$20,384	$15,904
Portfolio turnover rate	9.98%	4.27%	12.40%	7.86%	4.63%	8.24%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2018 (unaudited)

Franklin Connecticut Tax-Free Income Fund

	Principal Amount	Value

Municipal Bonds 98.7%
Connecticut 98.7%
City of Bridgeport GO,
Series A, 5.00%, 2/15/32	$2,200,000	$2,336,268
Series A, Pre-Refunded, 5.00%, 2/15/32	7,800,000	8,591,466
Connecticut State GO, Series A, 5.00%, 2/15/29	10,000,000	10,127,000
Connecticut State Health and Educational Facilities Authority Revenue,
Ascension Health Senior Credit Group, Series A, 5.00%, 11/15/40	18,520,000	19,114,122
Connecticut College Issue, Refunding, Series L-1, 4.00%, 7/01/46	5,000,000	5,023,150
Connecticut State University System Issue, Series N, 5.00%, 11/01/29	5,060,000	5,509,581
Fairfield University Issue, Series Q-1, 5.00%, 7/01/46	9,000,000	9,909,900
Fairfield University Issues, New Money, Series O, Pre-Refunded, 5.00%, 7/01/35	4,000,000	4,235,760
Fairfield University Issues, New Money, Series O, Pre-Refunded, 5.00%, 7/01/40	5,000,000	5,294,700
Hartford Healthcare Issue, Refunding, Series A, 5.00%, 7/01/41	12,000,000	12,660,960
Lutheran General Health Care System, ETM, 7.375%, 7/01/19	45,000	47,113
Quinnipiac University Issue, Refunding, Series L, 5.00%, 7/01/45	8,250,000	8,994,892
Sacred Heart University Issue, Refunding, Series I-1, 5.00%, 7/01/42	4,375,000	4,876,244
Sacred Heart University Issue, Series G, Pre-Refunded, 5.375%, 7/01/31	1,500,000	1,644,270
Sacred Heart University Issue, Series G, Pre-Refunded, 5.625%, 7/01/41	5,500,000	6,066,610
Sacred Heart University Issue, Series H, AGMC Insured, Pre-Refunded, 5.00%, 7/01/27	1,190,000	1,323,958
Sacred Heart University Issue, Series H, AGMC Insured, Pre-Refunded, 5.00%, 7/01/28	2,290,000	2,547,785
Stamford Hospital Issue, Series I, 5.00%, 7/01/30	5,000,000	5,235,750
Stamford Hospital Issue, Series J, 5.00%, 7/01/42	5,000,000	5,315,600
Trinity Health Credit Group, Refunding, Series CT, 5.00%, 12/01/45	7,060,000	7,945,324
Wesleyan University Issue, Series G, Pre-Refunded, 5.00%, 7/01/39	10,000,000	10,589,400
Western Connecticut Health Network Issue, Series M, 5.375%, 7/01/41	7,000,000	7,475,720
Yale University Issue, Refunding, Series A, 5.00%, 7/01/25	3,000,000	3,527,280
Yale-New Haven Hospital Issue, Series N, 5.00%, 7/01/48	5,000,000	5,352,800
Connecticut State HFAR,
State Supported Special Obligation, Series 10, 5.00%, 6/15/28	420,000	429,727
State Supported Special Obligation, Series 13, 5.00%, 6/15/40	1,500,000	1,569,030
Connecticut State Higher Education Supplemental Loan Authority Revenue, CHESLA Loan Program, Series A, 5.05%, 11/15/27	540,000	556,022
Connecticut State Municipal Electric Energy Cooperative Power Supply System Revenue, Refunding, Series A, 5.00%, 1/01/38	3,000,000	3,278,310
Connecticut State Revolving Fund General Revenue,
Green Bonds, Series A, 5.00%, 3/01/34	5,000,000	5,702,650
Green Bonds, Series A, 5.00%, 3/01/35	1,000,000	1,137,970
Green Bonds, Series A, 5.00%, 5/01/35	2,000,000	2,316,080
Green Bonds, Series A, 5.00%, 5/01/37	3,000,000	3,469,140
Series A, 5.00%, 3/01/25	3,000,000	3,379,050
Connecticut State Special Tax Obligation Revenue,
Transportation Infrastructure Purposes, Series A, 5.00%, 10/01/30	5,000,000	5,472,100
Transportation Infrastructure Purposes, Series A, 5.00%, 9/01/32	1,000,000	1,111,850
Transportation Infrastructure Purposes, Series A, 5.00%, 9/01/34	5,000,000	5,441,450
Transportation Infrastructure Purposes, Series A, 5.00%, 1/01/36	1,000,000	1,114,180
Connecticut Transmission Municipal Electric Energy Cooperative Transmission System Revenue, Series A, 5.00%, 1/01/42	5,000,000	5,389,300
Greater New Haven Water Pollution Control Authority Regional Wastewater System Revenue, Series A, AGMC Insured, Pre-Refunded, 5.00%, 11/15/37	3,000,000	3,020,160
Hartford County Metropolitan District Clean Water Project Revenue,
Green Bonds, Refunding, Series A, 5.00%, 11/01/42	5,000,000	5,499,050
Refunding, Series A, 5.00%, 4/01/36	5,000,000	5,399,650

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Connecticut Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Connecticut (continued)
New Britain GO, Series C, AGMC Insured, 5.00%, 3/01/36	$1,000,000	$1,122,600
New Haven GO,
Issue of 2002, Series C, NATL Insured, ETM, 5.00%, 11/01/22	25,000	25,063
Issue of 2009, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 3/01/29	1,000,000	1,015,600
South Central Regional Water Authority Water System Revenue,
Refunding, Thirty-Second Series B, 5.00%, 8/01/38	3,720,000	4,234,476
Thirtieth Series A, 5.00%, 8/01/39	1,500,000	1,679,310
Thirtieth Series A, 5.00%, 8/01/44	1,615,000	1,803,390
Stamford Water Pollution Control System and Facility Revenue, Refunding, Series A, 5.25%, 8/15/43	1,000,000	1,131,620
Stratford GO, Refunding, 5.00%, 7/01/33	1,000,000	1,110,140
University of Connecticut GO,
Series A, 5.00%, 8/15/28	6,590,000	7,254,997
Series A, 5.00%, 2/15/31	2,000,000	2,210,080
Series A, 5.00%, 1/15/37	4,000,000	4,382,920

Total Municipal Bonds before Short Term Investments (Cost $227,769,157)		234,001,568

Short Term Investments (Cost $100,000) 0.0%†

Municipal Bonds 0.0%†
Connecticut 0.0%†
[a] Connecticut State Health and Educational Facilities Authority Revenue, Yale University Issue, Series V-2, Daily VRDN and Put, 1.32%, 7/01/36	100,000	100,000

Total Investments (Cost $227,869,157) 98.7%		234,101,568
Other Assets, less Liabilities 1.3%		3,065,759

Net Assets 100.0%		$237,167,327

See Abbreviations on page 150.

†Rounds to less than 0.1% of net assets.

aVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Michigan Tax-Free Income Fund

	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28,
		2018	2017	2016[a]	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.25	$11.52	$11.78	$12.02	$11.67	$12.36

Income from investment operations[b]:
Net investment income[c]	0.17	0.36	0.40	0.42	0.44	0.46
Net realized and unrealized gains (losses)	(0.01)	(0.26)	(0.25)	(0.25)	0.36	(0.70)

Total from investment operations	0.16	0.10	0.15	0.17	0.80	(0.24)

Less distributions from net investment income	(0.18)	(0.37)	(0.41)	(0.41)	(0.45)	(0.45)

Net asset value, end of period	$11.23	$11.25	$11.52	$11.78	$12.02	$11.67

Total return[d]	1.41%	0.85%	1.24%	1.48%	6.96%	(1.90)%

Ratios to average net assets[e]
Expenses	0.67% [f]	0.67%	0.65%	0.64%	0.65%	0.63%
Net investment income	3.09%	3.11%	3.43%	3.55%	3.73%	3.91%

Supplemental data
Net assets, end of period (000’s)	$758,925	$797,935	$861,662	$896,978	$953,732	$951,409
Portfolio turnover rate	4.77%	12.74%	12.35%	12.04%	12.80%	9.37%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Michigan Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2018 (unaudited)		Year Ended February 28,
			2018	2017	2016[a]	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.43		$11.69	$11.95	$12.20	$11.83	$12.52

Income from investment operations[b]:
Net investment income[c]	0.15		0.30	0.35	0.36	0.38	0.40
Net realized and unrealized gains (losses)	(0.02)		(0.26)	(0.27)	(0.26)	0.37	(0.71)

Total from investment operations	0.13		0.04	0.08	0.10	0.75	(0.31)

Less distributions from net investment income	(0.15)		(0.30)	(0.34)	(0.35)	(0.38)	(0.38)

Net asset value, end of period	$11.41		$11.43	$11.69	$11.95	$12.20	$11.83

Total return[d]	1.11%		0.36%	0.66%	0.83%	6.45%	(2.42)%

Ratios to average net assets[e]
Expenses	1.22%	[f]	1.22%	1.20%	1.19%	1.20%	1.18%
Net investment income	2.54%		2.56%	2.88%	3.00%	3.18%	3.36%

Supplemental data
Net assets, end of period (000’s)	$112,748		$124,683	$142,248	$145,491	$148,898	$148,136
Portfolio turnover rate	4.77%		12.74%	12.35%	12.04%	12.80%	9.37%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Michigan Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28, 2018[a]

Class R6

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.29	$11.53

Income from investment operations[b]:

Net investment income[c]	0.18	0.22

Net realized and unrealized gains (losses)	(0.02)	(0.24)

Total from investment operations	0.16	(0.02)

Less distributions from net investment income	(0.18)	(0.22)

Net asset value, end of period	$11.27	$11.29

Total return[d]	1.47%	(0.21)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.58%	0.58%

Expenses net of waiver and payments by affiliates	0.54% [f]	0.53%

Net investment income	3.22%	3.25%

Supplemental data

Net assets, end of period (000’s)	$2,875	$2,510

Portfolio turnover rate	4.77%	12.74%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

80	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Michigan Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28,
		2018	2017	2016[a]	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.29	$11.55	$11.81	$12.06	$11.70	$12.39

Income from investment operations[b]:
Net investment income[c]	0.18	0.37	0.42	0.43	0.46	0.47
Net realized and unrealized gains (losses)	(0.02)	(0.25)	(0.26)	(0.26)	0.36	(0.70)

Total from investment operations	0.16	0.12	0.16	0.17	0.82	(0.23)

Less distributions from net investment income	(0.18)	(0.38)	(0.42)	(0.42)	(0.46)	(0.46)

Net asset value, end of period	$11.27	$11.29	$11.55	$11.81	$12.06	$11.70

Total return[d]	1.45%	1.03%	1.33%	1.50%	7.13%	(1.80)%

Ratios to average net assets[e]
Expenses	0.57%[f]	0.57%	0.55%	0.54%	0.55%	0.53%
Net investment income	3.19%	3.21%	3.53%	3.65%	3.83%	4.01%

Supplemental data
Net assets, end of period (000’s)	$56,364	$53,587	$67,672	$39,846	$36,020	$26,577
Portfolio turnover rate	4.77%	12.74%	12.35%	12.04%	12.80%	9.37%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	81

FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2018 (unaudited)

Franklin Michigan Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.7%
Michigan 98.7%
Ann Arbor Public Schools GO,
County of Washtenaw, Refunding, 5.00%, 5/01/28	$1,000,000	$1,147,750
County of Washtenaw, Refunding, 5.00%, 5/01/29	1,235,000	1,408,555
Battle Creek Water and Wastewater System Revenue, Calhoun County, Series A, 5.00%, 6/01/36	1,300,000	1,445,093
Bloomfield Charter Township GO,
County of Oakland, Refunding, 5.00%, 5/01/27	680,000	793,635
County of Oakland, Refunding, 5.00%, 5/01/29	470,000	542,540
County of Oakland, Refunding, 5.00%, 5/01/32	1,000,000	1,143,210
Byron Center Public Schools GO,
Kent County, School Building and Site, Series I, 5.00%, 5/01/34	1,000,000	1,139,970
Kent County, School Building and Site, Series I, 5.00%, 5/01/35	1,920,000	2,182,522
Kent County, School Building and Site, Series I, 5.00%, 5/01/36	650,000	736,769
Kent County, School Building and Site, Series I, 5.00%, 5/01/37	1,480,000	1,673,984
Kent County, School Building and Site, Series I, 5.00%, 5/01/38	1,330,000	1,501,105
Kent County, School Building and Site, Series I, 5.00%, 5/01/39	2,290,000	2,582,776
Kent County, School Building and Site, Series I, 5.00%, 5/01/43	2,250,000	2,537,663
Kent County, School Building and Site, Series I, 5.00%, 5/01/47	4,140,000	4,623,014
Caledonia Community Schools GO,
Counties of Kent, Allegan and Barry, Refunding, 5.00%, 5/01/25	1,000,000	1,153,040
Counties of Kent, Allegan and Barry, Refunding, 5.00%, 5/01/26	1,000,000	1,159,580
Central Michigan University Revenue,
Board of Trustees, General, Refunding, 5.00%, 10/01/30	1,910,000	2,177,438
Board of Trustees, General, Refunding, 5.00%, 10/01/31	1,055,000	1,199,535
Board of Trustees, General, Refunding, 5.00%, 10/01/34	1,600,000	1,806,704
Board of Trustees, General, Refunding, 5.00%, 10/01/39	2,000,000	2,256,000
Chippewa Valley Schools GO,
County of Macomb, Refunding, 5.00%, 5/01/28	6,075,000	6,792,214
County of Macomb, Refunding, 5.00%, 5/01/29	6,425,000	7,174,476
County of Macomb, Refunding, 5.00%, 5/01/30	6,420,000	7,159,905
County of Macomb, Refunding, 5.00%, 5/01/31	3,000,000	3,341,550
County of Macomb, Refunding, 5.00%, 5/01/32	6,590,000	7,324,917
Commerce Charter Township GO, County of Oakland, Capital Improvement, Refunding, 5.00%, 12/01/38	3,250,000	3,647,507
Detroit City School District GO, School Building and Site Improvement, Series A, AGMC Insured, 6.00%, 5/01/29	10,000,000	11,841,100
Detroit Water and Sewerage Department Sewage Disposal System Revenue, senior lien, Refunding, Series A, AGMC Insured, 5.00%, 7/01/39	5,000,000	5,375,250
Detroit Water Supply System Revenue,
second lien, Series B, NATL Insured, 5.00%, 7/01/34	25,000	25,059
senior lien, Series A, AGMC Insured, 5.00%, 7/01/34	30,000	30,075
DeWitt Public Schools GO,
County of Clinton, School Building and Site, 5.00%, 5/01/30	500,000	576,950
County of Clinton, School Building and Site, 5.00%, 5/01/33	815,000	928,415
County of Clinton, School Building and Site, 5.00%, 5/01/34	1,000,000	1,133,490
County of Clinton, School Building and Site, 5.00%, 5/01/35	1,000,000	1,129,460
County of Clinton, School Building and Site, 5.00%, 5/01/36	1,000,000	1,125,440
East Lansing School District GO,
Counties of Ingham and Clinton, School Building and Site, Series I, 5.00%, 5/01/35	1,500,000	1,701,450
Counties of Ingham and Clinton, School Building and Site, Series I, 5.00%, 5/01/37	1,100,000	1,235,344
Counties of Ingham and Clinton, School Building and Site, Series I, 5.00%, 5/01/42	3,500,000	3,908,345

82	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Michigan Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Farmington Public School District GO,
County of Oakland, School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/27	$1,000,000	$1,141,180
County of Oakland, School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/28	2,000,000	2,274,520
County of Oakland, School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/32	4,035,000	4,536,591
County of Oakland, School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/33	2,900,000	3,253,046
County of Oakland, School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/34	3,000,000	3,357,510
County of Oakland, School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/35	1,000,000	1,118,530
County of Oakland, School Building and Site, Refunding, BAM Insured, 4.50%, 5/01/38	7,225,000	7,837,030
Grand Rapids Building Authority Revenue, County of Kent, Series A, AMBAC Insured, 5.00%, 10/01/28	3,590,000	3,599,047
Grand Rapids Sanitary Sewer System Revenue,
County of Kent, 5.00%, 1/01/37	1,040,000	1,197,061
County of Kent, 5.00%, 1/01/43	1,000,000	1,143,190
County of Kent, 5.00%, 1/01/48	3,750,000	4,273,987
County of Kent, Improvement and Refunding, 5.00%, 1/01/28	1,560,000	1,779,882
County of Kent, Improvement and Refunding, 5.00%, 1/01/29	1,000,000	1,139,330
County of Kent, Improvement and Refunding, 5.00%, 1/01/31	2,095,000	2,373,405
County of Kent, Improvement and Refunding, 5.00%, 1/01/32	1,175,000	1,327,374
County of Kent, Improvement and Refunding, 5.00%, 1/01/33	1,125,000	1,268,494
County of Kent, Improvement and Refunding, 5.00%, 1/01/34	1,000,000	1,125,950
County of Kent, Improvement and Refunding, 5.00%, 1/01/35	1,500,000	1,687,335
County of Kent, Improvement and Refunding, 5.00%, 1/01/39	880,000	986,638
County of Kent, Improvement and Refunding, 5.00%, 1/01/44	2,000,000	2,239,180
County of Kent, Refunding, 5.00%, 1/01/36	1,250,000	1,410,575
County of Kent, Refunding, 5.00%, 1/01/38	1,000,000	1,124,260
Grand Rapids Water Supply System Revenue,
Assured Guaranty, Pre-Refunded, 5.10%, 1/01/39	3,000,000	3,034,410
County of Kent, Improvement and Refunding, 5.00%, 1/01/46	2,525,000	2,800,351
Grand Traverse County Hospital Finance Authority Revenue,
Munson Healthcare Obligated Group, Series A, 5.00%, 7/01/44	2,000,000	2,163,260
Munson Healthcare Obligated Group, Series A, 5.00%, 7/01/47	2,500,000	2,699,950
Grand Valley State University Revenue, General, Refunding, Series A, 5.00%, 12/01/32	4,295,000	4,827,322
Grandville Public School District GO,
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/29	750,000	834,600
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/30	1,000,000	1,110,260
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/31	1,150,000	1,273,154
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/32	1,165,000	1,287,558
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/34	1,315,000	1,445,067
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/35	1,225,000	1,344,634
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/37	2,915,000	3,192,391
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/40	6,215,000	6,794,797
[a] Gull Lake CSD, GO, Counties of Kalamazoo Barry and Calhoun, School Building and Site, Series I, 5.00%, 5/01/48	5,000,000	5,604,550
Holly Area School District GO,
County of Oakland, Refunding, 5.00%, 5/01/30	1,045,000	1,175,500
County of Oakland, Refunding, 5.00%, 5/01/32	1,040,000	1,161,753
Hudsonville Public Schools GO,
Counties of Ottawa and Allegan, Refunding, 5.00%, 5/01/37	1,550,000	1,750,663
Counties of Ottawa and Allegan, Refunding, 5.00%, 5/01/39	2,500,000	2,809,600
Counties of Ottawa and Allegan, Refunding, 5.00%, 5/01/41	2,500,000	2,803,625
Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital, Series C, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/26	10,000,000	10,557,500

franklintempleton.com	Semiannual Report	83

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Michigan Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
Bronson Methodist Hospital, AGMC Insured, Pre-Refunded, 5.25%, 5/15/36	$5,530,000	$5,844,933
Bronson Methodist Hospital, Refunding, AGMC Insured, 5.25%, 5/15/36	4,470,000	4,669,496
Kelloggsville Public School District GO,
School Building and Site, AGMC Insured, 5.00%, 5/01/33	1,045,000	1,172,218
School Building and Site, AGMC Insured, 5.00%, 5/01/35	1,150,000	1,286,310
School Building and Site, AGMC Insured, 5.00%, 5/01/38	3,815,000	4,247,735
Kent County GO,
Capital Improvement, 5.00%, 6/01/32	1,305,000	1,504,443
Capital Improvement, 5.00%, 6/01/33	1,275,000	1,464,121
Kentwood Public Schools GO,
School Building and Site, 5.00%, 5/01/35	1,205,000	1,346,853
School Building and Site, 5.00%, 5/01/36	1,205,000	1,342,539
School Building and Site, 5.00%, 5/01/38	1,210,000	1,342,919
School Building and Site, 5.00%, 5/01/41	1,120,000	1,242,237
School Building and Site, 5.00%, 5/01/44	1,800,000	1,992,618
L’Anse Creuse Public Schools GO,
Refunding, 5.00%, 5/01/28	5,230,000	5,947,870
Refunding, 5.00%, 5/01/30	5,560,000	6,276,239
Refunding, 5.00%, 5/01/32	5,890,000	6,591,911
Refunding, 5.00%, 5/01/34	6,220,000	6,905,817
Refunding, 5.00%, 5/01/35	2,840,000	3,145,925
Lansing Board of Water and Light Utility System Revenue, Series A, 5.50%, 7/01/41	10,000,000	10,909,400
Lansing Community College GO,
College Building and Site, Pre-Refunded, 5.00%, 5/01/32	2,310,000	2,556,500
College Building and Site, Refunding, 5.00%, 5/01/30	1,000,000	1,165,140
College Building and Site, Refunding, 5.00%, 5/01/32	2,000,000	2,312,880
College Building and Site, Refunding, 5.00%, 5/01/32	690,000	756,971
Lansing School District GO,
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/36	1,395,000	1,567,269
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/37	1,490,000	1,669,694
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/39	2,125,000	2,370,586
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/40	2,200,000	2,451,108
Lenawee County Hospital Finance Authority Hospital Revenue, ProMedica Healthcare Obligated Group, Series B, Pre-Refunded, 6.00%, 11/15/35	5,000,000	5,617,400
Livonia Public Schools School District GO,
County of Wayne, School Building and Site, Series I, AGMC Insured, 5.00%, 5/01/36	5,725,000	6,342,155
County of Wayne, School Building and Site, Series I, AGMC Insured, 5.00%, 5/01/38	6,000,000	6,632,940
County of Wayne, School Building and Site, Series I, AGMC Insured, 5.00%, 5/01/43	16,850,000	18,588,583
Macomb Interceptor Drain Drainage District GO,
Drain, Limited Tax, Refunding, Series A, 5.00%, 5/01/34	2,000,000	2,317,720
Drain, Limited Tax, Refunding, Series A, 5.00%, 5/01/42	7,500,000	8,549,775
Mason County CSD,
GO, Counties of Mason, Lake and Oceana, Refunding, 5.00%, 5/01/25	1,050,000	1,210,692
GO, Counties of Mason, Lake and Oceana, Refunding, 5.00%, 5/01/26	1,100,000	1,266,881
Mattawan Consolidated School GO,
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/30	1,000,000	1,129,470
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/31	1,915,000	2,154,279
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/32	1,110,000	1,244,421
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/34	2,325,000	2,587,260
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/39	3,375,000	3,715,200

84	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Michigan Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Meridian Public Schools GO,
County of Midland, Refunding, 5.00%, 5/01/27	$735,000	$840,693
County of Midland, Refunding, 5.00%, 5/01/29	775,000	877,850
County of Midland, Refunding, 5.00%, 5/01/31	1,130,000	1,269,013
Michigan Finance Authority Revenue,
Clean Water Revolving Fund, Refunding, Series B, 4.00%, 10/01/30	2,750,000	2,949,897
Higher Education Facilities, Limited Obligation, Kalamazoo College Project, Refunding, 4.00%, 12/01/47	2,610,000	2,629,549
Hospital, Henry Ford Health System, Refunding, 5.00%, 11/15/30	4,930,000	5,606,840
Hospital, Henry Ford Health System, Refunding, 5.00%, 11/15/32	2,725,000	3,073,882
Hospital, Henry Ford Health System, Refunding, 5.00%, 11/15/37	4,235,000	4,703,052
Hospital, Henry Ford Health System, Refunding, 5.00%, 11/15/41	27,780,000	30,662,453
Hospital, Oakwood Obligated Group, Refunding, 5.00%, 8/15/28	5,585,000	6,214,039
Hospital, Oakwood Obligated Group, Refunding, 5.00%, 8/15/29	5,865,000	6,502,584
Hospital, Oakwood Obligated Group, Refunding, AGMC Insured, 5.00%, 11/01/32	10,005,000	10,952,974
Hospital, Oakwood Obligated Group, Refunding, AGMC Insured, 5.00%, 11/01/42	12,000,000	12,984,360
Hospital, Sparrow Obligated Group, AGMC Insured, 5.00%, 11/15/42	8,000,000	8,665,280
Hospital, Trinity Health Credit Group, Refunding, Series A, 5.00%, 12/01/42	3,500,000	3,958,430
Hospital, Trinity Health Credit Group, Refunding, Series MI, 5.00%, 12/01/45	20,000,000	22,318,800
State Revolving Fund, Clean Water, Pre-Refunded, 5.00%, 10/01/28	3,000,000	3,350,250
State Revolving Fund, Clean Water, Pre-Refunded, 5.00%, 10/01/29	3,000,000	3,350,250
State Revolving Fund, Clean Water, Pre-Refunded, 5.00%, 10/01/32	2,000,000	2,233,500
Michigan Hospital Finance Authority Revenue,
Ascension Health Credit Group, Series B-3, 4.00%, 11/15/32	5,000,000	5,250,000
Ascension Health Credit Group, Series B-3, 4.00%, 11/15/33	5,370,000	5,615,892
Ascension Health Senior Credit Group, Refunding, Series F-7, 5.00%, 11/15/46	5,000,000	5,640,150
Ascension Health Senior Credit Group, Refunding, Series F-8, 5.00%, 11/15/47	10,000,000	11,272,600
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/26	2,065,000	2,260,473
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/27	2,285,000	2,497,025
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/28	2,615,000	2,853,723
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/35	2,250,000	2,428,605
MidMichigan Obligated Group, Series A, Pre-Refunded, 6.125%, 6/01/39	5,000,000	5,164,650
Trinity Health Credit Group, Refunding, Series A-1, 6.50%, 12/01/33	915,000	925,971
Trinity Health Credit Group, Series A-1, Pre-Refunded, 6.50%, 12/01/33	24,085,000	24,367,758
Trinity Health Credit Group, Series B, 5.00%, 12/01/48	20,000,000	21,382,000
Michigan State Building Authority Revenue,
Facilities Program, Refunding, Series I, 6.25%, 10/15/38	555,000	557,803
Facilities Program, Refunding, Series I, 5.00%, 4/15/41	13,000,000	14,590,550
Facilities Program, Refunding, Series I, 5.00%, 10/15/46	9,910,000	11,085,029
Facilities Program, Refunding, Series I-A, 5.00%, 10/15/33	5,000,000	5,558,050
Facilities Program, Refunding, Series I-A, 5.50%, 10/15/45	2,000,000	2,187,880
Facilities Program, Refunding, Series I-A, 5.25%, 10/15/47	5,000,000	5,554,300
Facilities Program, Series I, Pre-Refunded, 6.25%, 10/15/38	14,445,000	14,521,992
Michigan State Strategic Fund Limited Obligation Revenue, The Detroit Edison Co. Pollution Control Bonds Project, Refunding, Collateralized, Series BB, AMBAC Insured, 7.00%, 5/01/21	3,000,000	3,368,520
Michigan State Technological University Revenue, Board of Control, General, Refunding, Series A, 5.00%, 10/01/45	2,400,000	2,676,240
Michigan State University Revenue,
Board of Trustees, General, Refunding, Series C, 5.00%, 2/15/44	14,630,000	15,213,298
Board of Trustees, General, Series A, 5.00%, 8/15/40	8,500,000	9,564,115

franklintempleton.com	Semiannual Report	85

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Michigan Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Muskegon County GO,
Waste Water Management System No. 1, Refunding, 5.00%, 11/01/33	$1,360,000	$1,536,746
Waste Water Management System No. 1, Refunding, 5.00%, 11/01/36	1,735,000	1,950,955
Northview Public Schools District GO, School Building and Site, 5.00%, 5/01/41	3,000,000	3,140,760
Oakland Schools Intermediate School District GO,
Refunding, 5.00%, 5/01/35	1,500,000	1,698,300
Refunding, 5.00%, 5/01/36	1,005,000	1,135,670
Oakland University Board of Trustees Revenue,
General, 5.00%, 3/01/47	7,230,000	7,963,990
General, Refunding, 5.00%, 3/01/27	1,000,000	1,118,770
General, Refunding, 5.00%, 3/01/30	1,010,000	1,122,322
General, Refunding, 5.00%, 3/01/31	1,260,000	1,398,096
General, Refunding, 5.00%, 3/01/32	1,000,000	1,108,530
General, Refunding, 5.00%, 3/01/33	1,285,000	1,422,392
General, Refunding, 5.00%, 3/01/34	1,000,000	1,105,850
General, Refunding, 5.00%, 3/01/39	3,000,000	3,304,740
Rochester Community School District GO,
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/32	5,575,000	6,352,824
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/35	6,450,000	7,283,920
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/36	2,800,000	3,153,864
Roseville Community Schools District GO,
County of Macomb, Refunding, 5.00%, 5/01/26	1,400,000	1,602,244
County of Macomb, Refunding, 5.00%, 5/01/27	1,370,000	1,562,526
County of Macomb, Refunding, 5.00%, 5/01/28	3,040,000	3,457,270
County of Macomb, Refunding, 5.00%, 5/01/29	3,300,000	3,742,233
County of Macomb, Refunding, 5.00%, 5/01/30	1,620,000	1,830,794
County of Macomb, Refunding, 5.00%, 5/01/31	1,585,000	1,782,031
Royal Oak Hospital Finance Authority Hospital Revenue,
William Beaumont Hospital Obligated Group, Refunding, Series D, 5.00%, 9/01/27	3,350,000	3,767,912
William Beaumont Hospital Obligated Group, Refunding, Series D, 5.00%, 9/01/28	2,500,000	2,802,350
William Beaumont Hospital Obligated Group, Refunding, Series D, 5.00%, 9/01/39	17,500,000	19,120,150
William Beaumont Hospital Obligated Group, Series V, Pre-Refunded, 8.25%, 9/01/39	10,000,000	10,000,000
Saginaw Valley State University Revenue,
General, Refunding, Series A, 5.00%, 7/01/30	1,750,000	1,980,615
General, Refunding, Series A, 5.00%, 7/01/31	2,170,000	2,447,912
General, Refunding, Series A, 5.00%, 7/01/33	1,240,000	1,389,680
Saline Area Schools GO,
County of Washtenaw, School Building and Site, 5.00%, 5/01/31	500,000	572,340
County of Washtenaw, School Building and Site, 5.00%, 5/01/34	2,750,000	3,115,557
County of Washtenaw, School Building and Site, 5.00%, 5/01/36	2,950,000	3,318,543
South Haven Public Schools GO,
School Building and Site, Series B, AGMC Insured, 5.00%, 5/01/33	350,000	392,609
School Building and Site, Series B, AGMC Insured, 5.00%, 5/01/35	1,575,000	1,761,685
Trenton Public Schools GO,
County of Wayne, School Building and Site, 5.00%, 5/01/42	4,920,000	5,576,082
County of Wayne, School Building and Site, 5.00%, 5/01/45	11,480,000	12,980,551
University of Michigan Revenue,
Regents, General, Refunding, 5.00%, 4/01/46	2,000,000	2,273,460
Regents, General, Refunding, Series A, 5.00%, 4/01/37	2,700,000	3,134,214
Regents, General, Refunding, Series A, 5.00%, 4/01/42	26,635,000	30,743,449
Regents, General, Refunding, Series A, 5.00%, 4/01/47	5,000,000	5,738,600

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Michigan Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Warren Consolidated Schools District GO, Counties of Macomb and Oakland, School Building and Site, 5.00%, 5/01/32	$ 2,500,000	$ 2,690,650
Wayne State University Revenue,
General, AGMC Insured, Pre-Refunded, 5.00%, 11/15/28	23,550,000	23,710,611
General, AGMC Insured, Pre-Refunded, 5.00%, 11/15/35	22,435,000	22,588,006
General, Refunding, Series A, 5.00%, 11/15/31	1,860,000	2,100,182
General, Refunding, Series A, 5.00%, 11/15/33	1,500,000	1,696,440
General, Series A, 5.00%, 11/15/43	4,500,000	5,099,130
General, Series A, 4.00%, 11/15/48	10,000,000	10,184,200
Western Michigan University Revenue,
General, Refunding, Series A, 5.00%, 11/15/26	1,500,000	1,716,855
General, Refunding, Series A, 5.00%, 11/15/27	2,160,000	2,463,739
General, Refunding, Series A, 5.00%, 11/15/28	1,635,000	1,858,472
General, Refunding, Series A, 5.00%, 11/15/29	2,000,000	2,266,820
General, Refunding, Series A, 5.00%, 11/15/30	2,500,000	2,823,750
General, Refunding, Series A, 5.00%, 11/15/40	1,560,000	1,736,888
General, Refunding, Series A, 5.00%, 11/15/45	2,000,000	2,220,380
Zeeland Public Schools GO,
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/31	1,530,000	1,725,121
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/33	2,000,000	2,243,480
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/34	2,000,000	2,238,340
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/35	2,000,000	2,237,060

Total Municipal Bonds before Short Term Investments (Cost $896,731,912)		919,138,378

Short Term Investments 0.7%

Municipal Bonds 0.7%
Michigan 0.7%
[b] Green Lake Township EDC Revenue, Interlochen Center for the Arts Project, Refunding, LOC Harris Trust & Savings Bank, Daily VRDN and Put, 1.43%, 6/01/34	300,000	300,000
[b] Michigan State Strategic Fund Limited Obligation Revenue, Henry Ford Museum and Greenfield Village Project, LOC Comerica Bank, Daily VRDN and Put, 1.48%, 12/01/33	5,700,000	5,700,000

Total Short Term Investments (Cost $6,000,000)		6,000,000

Total Investments (Cost $902,731,912) 99.4%		925,138,378
Other Assets, less Liabilities 0.6%		5,773,729

Net Assets 100.0%		$930,912,107

See Abbreviations on page 150.

aSecurity purchased on a when-issued basis. See Note 1(b).

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Minnesota Tax-Free Income Fund

	Six Months Ended August 31, 2018	Year Ended February 28,
	(unaudited)	2018	2017	2016[a]	2015	2014
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.07	$12.27	$12.63	$12.69	$12.39	$12.98

Income from investment operations[b]:
Net investment income[c]	0.18	0.35	0.37	0.40	0.41	0.41

Net realized and unrealized gains (losses)	(0.05)	(0.20)	(0.35)	(0.06)	0.30	(0.60)

Total from investment operations	0.13	0.15	0.02	0.34	0.71	(0.19)

Less distributions from net investment income	(0.18)	(0.35)	(0.38)	(0.40)	(0.41)	(0.40)

Net asset value, end of period	$12.02	$12.07	$12.27	$12.63	$12.69	$12.39

Total return[d]	1.06%	1.23%	0.11%	2.71%	5.78%	(1.45)%

Ratios to average net assets[e]
Expenses	0.67% [f]	0.66%	0.65%	0.64%	0.65%	0.64%
Net investment income	2.94%	2.87%	2.99%	3.16%	3.23%	3.27%

Supplemental data
Net assets, end of period (000’s)	$625,124	$657,415	$695,040	$731,215	$719,848	$717,104
Portfolio turnover rate	2.35%	13.77%	13.80%	8.61%	6.53%	6.93%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2018	Year Ended February 28,
	(unaudited)	2018	2017	2016[a]	2015	2014
Class C

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.21	$12.40	$12.76	$12.82	$12.51	$13.10

Income from investment operations[b]:
Net investment income[c]	0.15	0.29	0.31	0.33	0.34	0.34

Net realized and unrealized gains (losses)	(0.06)	(0.20)	(0.37)	(0.06)	0.31	(0.60)

Total from investment operations	0.09	0.09	(0.06)	0.27	0.65	(0.26)

Less distributions from net investment income	(0.14)	(0.28)	(0.30)	(0.33)	(0.34)	(0.33)

Net asset value, end of period	$12.16	$12.21	$12.40	$12.76	$12.82	$12.51

Total return[d]	0.77%	0.74%	(0.45)%	2.12%	5.23%	(1.97)%

Ratios to average net assets[e]
Expenses	1.22% [f]	1.21%	1.20%	1.19%	1.20%	1.19%
Net investment income	2.39%	2.32%	2.44%	2.61%	2.68%	2.72%

Supplemental data
Net assets, end of period (000’s)	$184,249	$203,925	$223,444	$217,904	$211,768	$205,745
Portfolio turnover rate	2.35%	13.77%	13.80%	8.61%	6.53%	6.93%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28, 2018[a]
Class R6

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.09	$12.40

Income from investment operations[b]:
Net investment income[c]	0.19	0.22
Net realized and unrealized gains (losses)	(0.05)	(0.32)

Total from investment operations	0.14	(0.10)

Less distributions from net investment income	(0.19)	(0.21)

Net asset value, end of period	$12.04	$12.09

Total return[d]	1.13%	(0.80)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.54%	0.54%
Expenses net of waiver and payments by affiliates	0.52%[f]	0.51%
Net investment income	3.09%	3.02%

Supplemental data
Net assets, end of period (000’s)	$8,327	$8,342
Portfolio turnover rate	2.35%	13.77%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

90	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2018	Year Ended February 28,
	(unaudited)	2018	2017	2016[a]	2015	2014
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.09	$12.28	$12.64	$12.70	$12.40	$12.99

Income from investment operations[b]:
Net investment income[c]	0.19	0.37	0.39	0.41	0.42	0.42

Net realized and unrealized gains (losses)	(0.06)	(0.19)	(0.36)	(0.06)	0.30	(0.60)

Total from investment operations	0.13	0.18	0.03	0.35	0.72	(0.18)

Less distributions from net investment income	(0.18)	(0.37)	(0.39)	(0.41)	(0.42)	(0.41)

Net asset value, end of period	$12.04	$12.09	$12.28	$12.64	$12.70	$12.40

Total return[d]	1.11%	1.41%	0.20%	2.81%	5.88%	(1.35)%

Ratios to average net assets[e]
Expenses	0.57% [f]	0.56%	0.55%	0.54%	0.55%	0.54%
Net investment income	3.04%	2.97%	3.09%	3.26%	3.33%	3.37%

Supplemental data
Net assets, end of period (000’s)	$171,595	$160,199	$169,533	$121,685	$123,174	$98,382
Portfolio turnover rate	2.35%	13.77%	13.80%	8.61%	6.53%	6.93%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2018 (unaudited)

Franklin Minnesota Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 99.3%
Minnesota 99.3%
Alexandria ISD No. 206 GO,
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 3.00%, 2/01/37	$29,905,000	$28,121,167
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 5.00%, 2/01/37	11,700,000	12,468,924
Anoka-Hennepin ISD No. 11 GO,
Anoka, School Building, Minnesota School District Credit Enhancement Program, Series A, 3.25%, 2/01/37	5,355,000	5,132,125
Anoka, School Building, Minnesota School District Credit Enhancement Program, Series A, 3.375%, 2/01/43	6,020,000	5,716,472
Anoka and Hennepin Counties, School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, Assured Guaranty, 5.00%, 2/01/20	5,870,000	6,138,669
Bemidji GO, Sales Tax, Pre-Refunded, 5.25%, 2/01/38	12,055,000	13,032,540
Big Lake ISD No. 727 GO,
Refunding, Series B, 5.00%, 2/01/23	2,990,000	3,290,046
Refunding, Series B, 5.00%, 2/01/24	3,000,000	3,297,930
Refunding, Series B, 5.00%, 2/01/25	1,225,000	1,344,107
Brainerd ISD No. 181 GO,
Brainerd Public Schools, Crow Wing Cass and Morrison Counties, Minnesota School District Credit Enhancement Program, School Building, Refunding, Series A, 4.00%, 2/01/32	3,065,000	3,267,688
Brainerd Public Schools, Crow Wing Cass and Morrison Counties, Minnesota School District Credit Enhancement Program, School Building, Refunding, Series A, 4.00%, 2/01/39	10,600,000	11,021,986
Minnesota School District Credit Enhancement Program, School Building, Refunding, Series A, 4.00%, 2/01/19	5,025,000	5,074,094
Minnesota School District Credit Enhancement Program, School Building, Refunding, Series A, 4.00%, 2/01/20	5,025,000	5,073,692
Cambridge ISD No. 911 GO,
Cambridge Isanti Public Schools, School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 3.00%, 2/01/27	3,410,000	3,467,527
Cambridge Isanti Public Schools, School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 3.00%, 2/01/30	5,585,000	5,563,498
Central Municipal Power Agency Revenue,
Brookings, South East Twin Cities Transmission Project, 5.00%, 1/01/32	1,150,000	1,232,329
Brookings, South East Twin Cities Transmission Project, 5.00%, 1/01/42	1,615,000	1,718,974
Circle Pines ISD No. 12 GO,
School Building, Minnesota School District Credit Enhancement Program, Capital Appreciation, Series A, zero cpn., 2/01/32	1,450,000	888,517
School Building, Minnesota School District Credit Enhancement Program, Capital Appreciation, Series A, zero cpn., 2/01/34	1,600,000	890,368
School Building, Minnesota School District Credit Enhancement Program, Capital Appreciation, Series A, zero cpn., 2/01/35	350,000	185,941
Cloquet Public Schools ISD No. 94 GO, School Building, Series B, 5.00%, 2/01/32	3,615,000	4,128,402
Dakota County CDA, SFMR, MBS Program, Series A, GNMA Secured, 4.875%, 12/01/33	850,000	875,347
Duluth ISD No. 709 COP,
Full Term Certificates, Series B, AGMC Insured, Pre-Refunded, 5.00%, 2/01/28	18,890,000	19,154,460
Full Term Certificates, Series B, Pre-Refunded, 4.75%, 2/01/25	8,445,000	8,554,701
Refunding, Series A, 5.00%, 2/01/25	1,015,000	1,148,259
Refunding, Series A, 5.00%, 2/01/26	2,740,000	3,126,806
Refunding, Series A, 4.00%, 2/01/27	3,750,000	4,005,000
Refunding, Series A, 4.00%, 2/01/28	1,500,000	1,592,760

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Duluth ISD No. 709 GO,
Refunding, Series B, 4.00%, 2/01/25	$3,450,000	$3,741,732
Refunding, Series B, 2.50%, 2/01/26	2,840,000	2,787,062
Elk River ISD No. 728 GO, School Building, Elk River Area Schools, Series A, 4.00%, 2/01/32	6,130,000	6,443,059
Farmington ISD No. 192 GO, School Building, Series A, 4.00%, 2/01/28	5,230,000	5,683,493
Fridley ISD No. 14 GO, School Building, Fridley Public Schools, Series A, 4.00%, 2/01/28	1,005,000	1,085,832
Hastings ISD No. 200 GO,
Hastings Public Schools, Minnesota School District Credit Enhancement Program, Capital Appreciation, Series A, zero cpn., 2/01/38	4,685,000	2,245,333
Hastings Public Schools, Minnesota School District Credit Enhancement Program, Capital Appreciation, Series A, zero cpn., 2/01/39	4,685,000	2,146,292
Hastings Public Schools, Minnesota School District Credit Enhancement Program, Capital Appreciation, Series A, zero cpn., 2/01/40	4,685,000	2,050,859
Hennepin County Regional Railroad Authority GO,
Refunding, Series A, 4.00%, 12/01/27	2,475,000	2,538,904
Refunding, Series A, 4.00%, 12/01/28	1,590,000	1,629,671
Hermantown ISD No. 700 GO, School Building, Series A, 4.00%, 2/01/29	2,310,000	2,449,293
Jackson County GO, Capital Improvement Plan, Series A, 3.125%, 2/01/38	3,000,000	2,834,340
Jordan ISD No. 717 GO,
School Building, Refunding, Series A, 5.00%, 2/01/32	1,605,000	1,787,681
School Building, Series A, 5.00%, 2/01/31	1,460,000	1,616,483
School Building, Series A, 5.00%, 2/01/33	1,700,000	1,882,206
School Building, Series A, 5.00%, 2/01/34	1,805,000	1,998,460
School Building, Series A, 5.00%, 2/01/35	1,000,000	1,107,180
School Building, Series A, Pre-Refunded, 5.00%, 2/01/32	395,000	437,336
Lakeville GO, Refunding, Series B, 3.00%, 2/01/30	4,690,000	4,671,943
Lakeville ISD No. 194 GO, Alternative Facilities, Series B, 3.00%, 2/01/25	3,560,000	3,635,258
Metropolitan Council Minneapolis St. Paul Metropolitan Area GO, Wastewater Revenue, Refunding, Series C, 3.00%, 3/01/30	3,305,000	3,276,412
Minneapolis and St. Paul Housing and RDA Health Care Facilities Revenue, Children’s Hospitals and Clinics, Series A-1, AGMC Insured, 5.00%, 8/15/34	1,000,000	1,051,820
Minneapolis and St. Paul Housing and RDA Health Care System Revenue,
Allina Health System, Refunding, Series A, 5.00%, 11/15/26	2,000,000	2,347,300
Allina Health System, Refunding, Series A, 5.00%, 11/15/27	2,000,000	2,354,280
Minneapolis Health Care System Revenue,
Fairview Health Services, Refunding, Series A, 5.00%, 11/15/44	10,000,000	11,087,100
Fairview Health Services, Series B, Assured Guaranty, 6.50%, 11/15/38	29,485,000	29,769,235
Minneapolis Special School District No. 1 GO,
Long-Term Facilities Maintenance, Series B, 5.00%, 2/01/30	2,590,000	3,081,841
Long-Term Facilities Maintenance, Series B, 4.00%, 2/01/32	2,595,000	2,801,821
Minneapolis-St. Paul Metropolitan Airports Commission Revenue,
Airport, senior bond, Refunding, Series A, 5.00%, 1/01/35	9,295,000	9,662,989
Airport, senior bond, Refunding, Series C, 5.00%, 1/01/34	2,870,000	3,310,401
Airport, senior bond, Refunding, Series C, 5.00%, 1/01/35	4,025,000	4,629,796
Airport, senior bond, Refunding, Series C, 5.00%, 1/01/41	19,655,000	22,359,528
Airport, senior bond, Refunding, Series C, 5.00%, 1/01/46	15,500,000	17,572,040
Airport, sub. bond, Refunding, Series B, 5.00%, 1/01/27	1,500,000	1,633,800
Airport, sub. bond, Refunding, Series B, 5.00%, 1/01/28	2,250,000	2,449,193

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Minnesota Agricultural and Economic Development Board Revenue,
Health Care Facilities, Essentia Health Obligated Group, Series C-1, Assured Guaranty, 5.00%, 2/15/30	$14,600,000	$15,245,904
Health Care Facilities, Essentia Health Obligated Group, Series E, Assured Guaranty, 5.00%, 2/15/37	20,600,000	20,640,788
Minnesota Public Facilities Authority State Revenue,
Revolving Fund, Refunding, Series A, 5.00%, 3/01/24	17,010,000	19,554,696
Revolving Fund, Series C, Pre-Refunded, 5.00%, 3/01/26	16,530,000	17,341,127
Minnesota State 911 Revenue,
Public Safety Radio Communications System Project, Assured Guaranty, Pre-Refunded, 4.50%, 6/01/22	1,000,000	1,021,420
Public Safety Radio Communications System Project, Assured Guaranty, Pre-Refunded, 4.50%, 6/01/24	3,745,000	3,825,218
Minnesota State Colleges and Universities Revenue,
Board of Trustees, Fund, Refunding, Series A, 5.00%, 10/01/22	1,410,000	1,571,685
Board of Trustees, Fund, Series A, 4.00%, 10/01/24	1,535,000	1,643,893
Board of Trustees, Fund, Series A, 5.00%, 10/01/28	2,135,000	2,316,262
Board of Trustees, Fund, Series A, 4.625%, 10/01/29	6,615,000	6,808,224
Minnesota State COP, Legislative Office Facility Project, 5.00%, 6/01/36	3,615,000	4,066,405
Minnesota State General Fund Revenue,
Appropriation, Refunding, Series A, 4.00%, 3/01/26	3,000,000	3,181,440
Appropriation, Refunding, Series A, 3.00%, 3/01/30	5,000,000	4,995,150
Appropriation, Series A, 5.00%, 6/01/38	8,500,000	9,407,715
Minnesota State GO,
Various Purpose, Refunding, Series F, 4.00%, 10/01/25	15,000,000	16,266,450
Various Purpose, Series A, 5.00%, 8/01/28	5,570,000	6,571,932
Various Purpose, Series A, Pre-Refunded, 4.25%, 12/01/27	5,000,000	5,155,550
Various Purpose, Series A, Pre-Refunded, 4.50%, 12/01/28	15,540,000	16,070,846
Various Purpose, Series H, 5.00%, 11/01/27	325,000	337,061
Various Purpose, Series H, Pre-Refunded, 5.00%, 11/01/27	2,175,000	2,256,998
Minnesota State HFA Homeownership Finance Revenue,
MBS Program, Series E, GNMA Secured, 4.45%, 7/01/31	2,505,000	2,584,659
MBS Program, Series G, GNMA Secured, 4.00%, 7/01/26	1,335,000	1,378,868
MBS Program, Series G, GNMA Secured, 4.40%, 7/01/32	2,270,000	2,327,204
Minnesota State HFAR,
Nonprofit Housing State Appropriation, 4.00%, 8/01/29	3,675,000	3,724,649
Nonprofit Housing State Appropriation, 5.00%, 8/01/31	2,225,000	2,409,186
Residential Housing Finance, Series E, 4.90%, 7/01/29	5,460,000	5,539,443
Residential Housing Finance, Series E, 5.10%, 1/01/40	5,165,000	5,223,984
Minnesota State Higher Education Facilities Authority Revenue,
Carleton College, Series 7-D, Pre-Refunded, 5.00%, 3/01/40	4,000,000	4,067,320
College of St. Olaf, Refunding, Series 8-N, 4.00%, 10/01/33	1,500,000	1,591,320
College of St. Olaf, Refunding, Series 8-N, 4.00%, 10/01/35	500,000	527,520
Macalester College, Refunding, 3.00%, 3/01/33	3,010,000	2,850,801
Macalester College, Refunding, 4.00%, 3/01/42	900,000	934,812
Macalester College, Refunding, 4.00%, 3/01/48	2,150,000	2,218,779
Macalester College, Series 7-I, Pre-Refunded, 5.00%, 6/01/35	5,000,000	5,283,200
University of St. Thomas, Refunding, Series 8-L, 5.00%, 4/01/35	750,000	845,505
University of St. Thomas, Refunding, Series A, 4.00%, 10/01/36	750,000	781,290
University of St. Thomas, Refunding, Series A, 4.00%, 10/01/37	750,000	779,513
University of St. Thomas, Series 7-A, Pre-Refunded, 5.00%, 10/01/29	5,420,000	5,607,424
University of St. Thomas, Series 7-A, Pre-Refunded, 5.00%, 10/01/39	4,485,000	4,640,091

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Minnesota State Higher Education Facilities Authority Revenue, (continued)
University of St. Thomas, Series 8-L, 4.00%, 4/01/31	$4,200,000	$4,456,200
Minnesota State Municipal Power Agency Electric Revenue,
4.00%, 10/01/41	4,680,000	4,856,576
5.00%, 10/01/47	4,650,000	5,223,577
Refunding, Series A, 4.00%, 10/01/31	1,265,000	1,320,420
Refunding, Series A, 4.00%, 10/01/32	1,200,000	1,250,556
Refunding, Series A, 4.00%, 10/01/33	1,000,000	1,034,310
Refunding, Series A, 5.00%, 10/01/34	1,000,000	1,129,190
Refunding, Series A, 5.00%, 10/01/35	1,005,000	1,133,037
Series A, 5.25%, 10/01/35	12,000,000	12,749,760
New London-Spicer Schools ISD No. 345 GO, School Building, Series A, 4.00%, 2/01/31	1,300,000	1,381,289
New Prague ISD No. 721 GO,
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 4.00%, 2/01/22	3,090,000	3,247,065
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 4.00%, 2/01/23	3,045,000	3,194,631
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 4.00%, 2/01/24	3,245,000	3,398,975
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 4.00%, 2/01/25	3,300,000	3,445,497
Northern Municipal Power Agency Electric System Revenue,
Refunding, 5.00%, 1/01/41	800,000	896,376
Series A, 5.00%, 1/01/30	1,190,000	1,295,839
Northfield ISD No. 659 GO, School Building, Refunding, Series A, 4.00%, 2/01/20	3,420,000	3,454,679
Prior Lake ISD No. 719 GO,
Capital Appreciation, School Building, Minnesota School District Credit Enhancement Program, Series B, zero cpn., 2/01/27	10,545,000	8,333,397
Capital Appreciation, School Building, Minnesota School District Credit Enhancement Program, Series B, zero cpn., 2/01/28	13,055,000	9,902,740
Capital Appreciation, School Building, Minnesota School District Credit Enhancement Program, Series B, zero cpn., 2/01/30	9,010,000	6,308,261
Capital Appreciation, School Building, Minnesota School District Credit Enhancement Program, Series B, zero cpn., 2/01/31	5,310,000	3,506,405
Ramsey GO,
Capital Improvement Plan, Refunding, Series A, 3.00%, 12/15/28	1,105,000	1,115,310
Capital Improvement Plan, Refunding, Series A, 3.375%, 12/15/31	1,215,000	1,220,771
Rochester Electricity Utility Revenue,
Refunding, Series A, 5.00%, 12/01/42	2,000,000	2,274,340
Refunding, Series A, 5.00%, 12/01/47	9,210,000	10,437,509
Series B, 5.00%, 12/01/43	1,000,000	1,107,490
Rochester Health Care Facilities Revenue,
[a] Mayo Clinic, Mandatory Put, Series C, 4.50%, 11/15/21	10,190,000	10,948,034
Mayo Clinic, Refunding, Series B, 5.00%, 11/15/33	4,425,000	5,480,008
Mayo Clinic, Refunding, Series B, 5.00%, 11/15/34	10,235,000	12,725,483
Mayo Clinic, Refunding, Series B, 5.00%, 11/15/35	5,000,000	6,220,600
Mayo Clinic, Refunding, Series B, 5.00%, 11/15/36	4,200,000	5,243,028
Mayo Clinic, Series D, 5.00%, 11/15/38	5,000,000	5,247,700
Mayo Clinic, Series E, 5.00%, 11/15/38	20,000,000	20,990,800

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Rosemount ISD No. 196 GO,
School Building, Refunding, Series C, 4.00%, 2/01/21	$1,365,000	$1,434,383
School Building, Refunding, Series C, 4.00%, 2/01/22	2,380,000	2,537,532
Roseville ISD No. 623 GO, Ramsey County, School Building, Minnesota School District Credit Enhancement Program, Series A, 4.00%, 2/01/34	9,535,000	10,042,739
Sartell ISD No. 748 GO,
Capital Appreciation, School Building, Series B, zero cpn., 2/01/36	3,000,000	1,549,050
Capital Appreciation, School Building, Series B, zero cpn., 2/01/37	2,820,000	1,387,722
Capital Appreciation, School Building, Series B, zero cpn., 2/01/38	5,220,000	2,442,281
Capital Appreciation, School Building, Series B, zero cpn., 2/01/39	3,020,000	1,351,541
South Washington County ISD No. 833 GO,
School Building, Series A, 4.00%, 2/01/29	4,220,000	4,515,653
School Building, Series A, 4.00%, 2/01/30	9,640,000	10,223,027
Southern Minnesota Municipal Power Agency Power Supply System Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/19	5,875,000	5,841,865
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/20	14,035,000	13,683,002
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/23	4,000,000	3,609,640
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/26	5,395,000	4,379,014
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/27	6,600,000	5,151,366
Refunding, Series A, 5.00%, 1/01/46	9,345,000	10,421,918
Series A, 5.00%, 1/01/42	1,315,000	1,501,020
Series A, Pre-Refunded, 5.00%, 1/01/21	1,000,000	1,011,150
Series A, Pre-Refunded, 5.00%, 1/01/22	2,060,000	2,082,969
Series A, Pre-Refunded, 5.50%, 1/01/24	1,000,000	1,012,750
Series A, Pre-Refunded, 5.25%, 1/01/30	2,000,000	2,023,900
St. Cloud Health Care Revenue,
CentraCare Health System, Refunding, Series A, 5.125%, 5/01/30	750,000	789,218
CentraCare Health System, Refunding, Series A, 4.00%, 5/01/37	12,310,000	12,803,754
CentraCare Health System, Series A, Pre-Refunded, 5.125%, 5/01/30	9,250,000	9,753,940
CentraCare Health System Project, Series D, Assured Guaranty, Pre-Refunded, 5.375%, 5/01/31	1,000,000	1,024,100
CentraCare Health System Project, Series D, Assured Guaranty, Pre-Refunded, 5.50%, 5/01/39	27,400,000	28,082,534
St. Cloud Public Schools ISD No. 742 COP, 4.00%, 2/01/38	1,000,000	1,010,110
St. Cloud Public Schools ISD No. 742 GO,
Series A, 4.00%, 2/01/28	2,080,000	2,250,768
Series B, 4.00%, 2/01/30	4,060,000	4,361,211
Series B, 4.00%, 2/01/36	2,500,000	2,619,100
Series B, 4.00%, 2/01/37	2,250,000	2,352,668
St. Francis ISD No. 15 GO,
School Building, Series A, 4.00%, 2/01/37	1,025,000	1,054,592
School Building, Series A, 3.50%, 2/01/41	6,350,000	6,262,370
St. Michael Albertville ISD No. 885 GO, Refunding, Series A, 4.25%, 2/01/32	10,295,000	10,779,894
St. Paul Housing and RDA Health Care System Revenue,
Allina Health System, Refunding, Series A-1, 5.25%, 11/15/29	2,440,000	2,553,826
Allina Health System, Series A-1, Pre-Refunded, 5.25%, 11/15/29	2,560,000	2,665,702
Fairview Health Services, Refunding, Series A, 3.125%, 11/15/32	2,000,000	1,910,100
Fairview Health Services, Refunding, Series A, 4.00%, 11/15/43	5,750,000	5,883,170
St. Paul ISD No. 625 GO,
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series B, 5.00%, 2/01/24	2,925,000	3,286,647
School Building, Minnesota School District Credit Enhancement Program, Series A, 3.00%, 2/01/30	1,385,000	1,377,022
School Building, Minnesota School District Credit Enhancement Program, Series A, 3.00%, 2/01/31	1,195,000	1,176,693

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
St. Paul Sales Tax Revenue,
Series G, 5.00%, 11/01/31	$1,000,000	$1,126,580
Series G, 5.00%, 11/01/32	1,000,000	1,131,420
University of Minnesota GO,
Series A, 5.00%, 4/01/41	5,000,000	5,676,400
Series A, 5.00%, 9/01/41	5,000,000	5,765,750
Series A, 5.00%, 9/01/42	4,410,000	5,081,643
Series A, Pre-Refunded, 5.25%, 4/01/29	1,000,000	1,021,040
Series A, Pre-Refunded, 5.125%, 4/01/34	1,000,000	1,020,330
Series B, 5.00%, 1/01/38	4,500,000	5,016,825
University of Minnesota Revenue,
Special Purpose, State Supported Stadium Debt, Refunding, Series A, 5.00%, 8/01/25	5,000,000	5,857,350
Special Purpose, State Supported Stadium Debt, Refunding, Series A, 5.00%, 8/01/28	7,225,000	8,423,700
Special Purpose, State Supported Biomedical Science Research Facilities Funding Program, Series B, 5.00%, 8/01/36	5,000,000	5,397,750
Waconia ISD No. 110 GO, School Building, Refunding, Series B, 4.125%, 2/01/22	3,000,000	3,005,640
Western Minnesota Municipal Power Agency Revenue,
Refunding, Series A, 5.00%, 1/01/24	5,000,000	5,576,250
Refunding, Series A, 5.00%, 1/01/25	3,370,000	3,758,392
Refunding, Series A, 5.00%, 1/01/29	1,200,000	1,326,816
Refunding, Series A, 5.00%, 1/01/35	3,000,000	3,406,440
Refunding, Series A, 5.00%, 1/01/36	2,035,000	2,303,539
Series A, 5.00%, 1/01/40	8,075,000	8,960,101
Series A, 5.00%, 1/01/46	11,870,000	13,158,607
Willmar GO, Rice Memorial Hospital Project, Refunding, Series A, 3.00%, 2/01/29	1,000,000	996,440

Total Municipal Bonds before Short Term Investments (Cost $964,938,242)		982,007,441

Short Term Investments (Cost $300,000) 0.0%†

Municipal Bonds 0.0%†
Minnesota 0.0%†
[b] Minneapolis and St. Paul Housing and RDA Health Care System Revenue, Allina Health System, Refunding, Series B-1, LOC JPMorgan Chase Bank, Daily VRDN and Put, 1.46%, 11/15/35	300,000	300,000

Total Investments (Cost $965,238,242) 99.3%		982,307,441
Other Assets, less Liabilities 0.7%		6,987,520

Net Assets 100.0%		$989,294,961

See Abbreviations on page 150.

†Rounds to less than 0.1% of net assets.

aThe maturity date shown represents the mandatory put date.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Ohio Tax-Free Income Fund

	Six Months Ended August 31, 2018 (unaudited)		Year Ended February 28,
			2018	2017	2016[a]	2015	2014

Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.46		$12.56	$12.90	$12.91	$12.44	$13.12
Income from investment operations[b]:
Net investment income[c]	0.19		0.38	0.41	0.44	0.46	0.48
Net realized and unrealized gains (losses)	(0.03)		(0.10)	(0.34)	(0.01)	0.49	(0.71)

Total from investment operations	0.16		0.28	0.07	0.43	0.95	(0.23)

Less distributions from net investment income	(0.19)		(0.38)	(0.41)	(0.44)	(0.48)	(0.45)

Net asset value, end of period	$12.43		$12.46	$12.56	$12.90	$12.91	$12.44

Total return[d]	1.29%		2.26%	0.52%	3.43%	7.76%	(1.69)%

Ratios to average net assets[e]
Expenses	0.65%	[f]	0.64%	0.63%	0.63%	0.63%	0.63%
Net investment income	2.98%		3.02%	3.17%	3.41%	3.65%	3.86%

Supplemental data
Net assets, end of period (000’s)	$1,041,221		$1,090,194	$1,120,704	$1,186,318	$1,160,630	$1,144,885
Portfolio turnover rate	8.91%		15.46%	14.17%	6.53%	13.88%	8.78%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Ohio Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28,
		2018	2017	2016[a]	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.63	$12.72	$13.06	$13.07	$12.58	$13.27

Income from investment operations[b]:

Net investment income[c]	0.16	0.32	0.34	0.37	0.40	0.42

Net realized and unrealized gains (losses)	(0.04)	(0.10)	(0.34)	(0.01)	0.50	(0.73)

Total from investment operations	0.12	0.22	—	0.36	0.90	(0.31)

Less distributions from net investment income	(0.15)	(0.31)	(0.34)	(0.37)	(0.41)	(0.38)

Net asset value, end of period	$12.60	$12.63	$12.72	$13.06	$13.07	$12.58

Total return[d]	0.99%	1.75%	(0.05)%	2.82%	7.25%	(2.28)%

Ratios to average net assets[e]

Expenses	1.20%[f]	1.19%	1.18%	1.18%	1.18%	1.18%

Net investment income	2.43%	2.47%	2.62%	2.86%	3.10%	3.31%

Supplemental data

Net assets, end of period (000’s)	$286,871	$308,088	$330,566	$322,560	$312,055	$301,447

Portfolio turnover rate	8.91%	15.46%	14.17%	6.53%	13.88%	8.78%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Ohio Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28, 2018[a]

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.47	$12.73

Income from investment operations[b]:

Net investment income[c]	0.20	0.23

Net realized and unrealized gains (losses)	(0.03)	(0.26)

Total from investment operations	0.17	(0.03)

Less distributions from net investment income	(0.20)	(0.23)

Net asset value, end of period	$12.44	$12.47

Total return[d]	1.35%	(0.24)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.52%	0.52%

Expenses net of waiver and payments by affiliates	0.51%[f]	0.50%

Net investment income	3.12%	3.16%

Supplemental data

Net assets, end of period (000’s)	$7,369	$7,847

Portfolio turnover rate	8.91%	15.46%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Ohio Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28,
		2018	2017	2016[a]	2015	2014
Advisor Class
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.47	$12.57	$12.91	$12.92	$12.44	$13.12

Income from investment operations[b]:

Net investment income[c]	0.19	0.40	0.42	0.45	0.48	0.49

Net realized and unrealized gains (losses)	(0.02)	(0.10)	(0.34)	(0.01)	0.49	(0.71)

Total from investment operations	0.17	0.30	0.08	0.44	0.97	(0.22)

Less distributions from net investment income	(0.20)	(0.40)	(0.42)	(0.45)	(0.49)	(0.46)

Net asset value, end of period	$12.44	$12.47	$12.57	$12.91	$12.92	$12.44

Total return[d]	1.33%	2.36%	0.62%	3.53%	7.95%	(1.59)%

Ratios to average net assets[e]

Expenses	0.55% [f]	0.54%	0.53%	0.53%	0.53%	0.53%

Net investment income	3.08%	3.12%	3.27%	3.51%	3.75%	3.96%

Supplemental data

Net assets, end of period (000’s)	$190,246	$170,329	$143,603	$80,279	$73,386	$37,153

Portfolio turnover rate	8.91%	15.46%	14.17%	6.53%	13.88%	8.78%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2018 (unaudited)

Franklin Ohio Tax-Free Income Fund

	Principal Amount	Value

Municipal Bonds 99.5%
Ohio 99.5%
Akron Income Tax Revenue,
Community Learning Centers, Pre-Refunded, 5.00%, 12/01/33	$4,250,000	$4,721,580
Community Learning Centers, Series A, Pre-Refunded, 4.50%, 12/01/33	10,000,000	10,481,000
Akron Waterworks System Mortgage Revenue, Improvement and Refunding, Assured Guaranty, 5.00%, 3/01/34	1,000,000	1,014,620
Allen County Hospital Facilities Revenue,
Catholic Healthcare Partners, Series A, Pre-Refunded, 5.25%, 6/01/38	15,000,000	15,886,950
Catholic Healthcare Partners, Series B, Pre-Refunded, 5.25%, 9/01/27	7,570,000	8,074,919
American Municipal Power Inc. Revenue,
Combined Hydroelectric Projects, Green Bonds, Refunding, Series A, 5.00%, 2/15/46	7,500,000	8,257,350
Greenup Hydroelectric Project, Series A, 4.00%, 2/15/36	1,000,000	1,025,240
Greenup Hydroelectric Project, Series A, 5.00%, 2/15/46	5,000,000	5,522,150
Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/28	5,000,000	5,578,550
Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/37	3,700,000	4,184,330
Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/38	3,500,000	3,949,085
Prairie State Energy Campus Project, Refunding, Series A, BAM Insured, 5.25%, 2/15/31	10,000,000	10,967,900
Anthony Wayne Local School District GO, Lucas Wood and Fulton Counties, School Facilities Construction and Improvement, Series A, 4.00%, 12/01/39	3,000,000	3,073,830
Apollo Career Center Joint Vocational School District GO, Counties of Allen Auglaize Hardin Hancock Putnam and Van Wert, Various Purpose School Improvement, Refunding, 4.00%, 12/01/39	6,530,000	6,754,240
Ashland City School District GO, Classroom Facilities and School Improvement, Series 2, 4.00%, 11/01/49	6,685,000	6,747,237
Bath Local School District GO,
Allen County, School Improvement, AGMC Insured, 4.00%, 12/01/44	1,295,000	1,304,881
Allen County, School Improvement, AGMC Insured, 5.00%, 12/01/49	5,380,000	5,668,476
Beaver Local School District GO, School Facilities, 4.00%, 12/01/40	3,000,000	3,080,640
Bloom-Carroll Local School District GO, County of Fairfield, School Improvement, Series A, 5.00%, 11/01/55	7,025,000	7,906,005
Bluffton Village Hospital Facilities Revenue,
Blanchard Valley Health System, Refunding, 4.00%, 12/01/33	1,655,000	1,686,975
Blanchard Valley Health System, Refunding, 4.00%, 12/01/34	1,900,000	1,930,761
Bowling Green State University Revenue, General Receipts, Refunding, Series B, 5.00%, 6/01/42	3,250,000	3,624,498
[a] Brecksville-Broadview Heights City School District GO, School Facilities Improvement, 5.25%, 12/01/54	7,390,000	8,105,426
Brooklyn City School District GO,
School Improvement, AGMC Insured, Pre-Refunded, 5.25%, 12/01/43	3,000,000	3,226,710
School Improvement, AGMC Insured, Pre-Refunded, 5.50%, 12/01/49	7,780,000	8,410,413
School Improvement, Refunding, AGMC Insured, 5.00%, 12/01/38	1,905,000	2,142,877
School Improvement, Refunding, AGMC Insured, 5.00%, 12/01/49	9,000,000	10,087,560
Butler County Hospital Facilities Revenue,
Cincinnati Children’s Hospital Medical Center, Refunding, Series X, 5.00%, 5/15/29	6,750,000	8,079,412
Kettering Health Network Obligated Group Project, 6.375%, 4/01/36	5,000,000	5,512,550
Kettering Health Network Obligated Group Project, 5.625%, 4/01/41	5,000,000	5,386,800
UC Health, Refunding, 4.00%, 11/15/35	2,000,000	2,030,700
UC Health, Refunding, 4.00%, 11/15/36	2,140,000	2,159,602
UC Health, Refunding, 4.00%, 11/15/37	1,500,000	1,510,275
UC Health, Refunding, 5.00%, 11/15/45	20,270,000	22,132,002
Canal Winchester Local School District GO,
Capital Appreciation, Refunding, Series B, NATL Insured, zero cpn., 12/01/32	3,955,000	2,413,143
Capital Appreciation, Refunding, Series B, NATL Insured, zero cpn., 12/01/33	2,000,000	1,166,400

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Ohio Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Central Solid Waste Authority GO,
Improvement, Solid Waste Facilities, Pre-Refunded, 4.00%, 12/01/32	$1,505,000	$1,612,322
Improvement and Refunding, Solid Waste Facilities, 4.00%, 12/01/32	15,440,000	16,092,803
Chillicothe City School District GO,
Capital Appreciation, School Improvement, Refunding, NATL Insured, zero cpn., 12/01/22	1,905,000	1,710,995
Capital Appreciation, School Improvement, Refunding, NATL Insured, zero cpn., 12/01/23	1,905,000	1,658,722
Capital Appreciation, School Improvement, Refunding, NATL Insured, zero cpn., 12/01/24	1,905,000	1,602,581
Chillicothe Hospital Facilities Revenue, Adena Health System Obligated Group Project, Refunding and Improvement, 5.00%, 12/01/37	5,000,000	5,512,700
Cincinnati City School District GO,
Classroom Facilities Construction and Improvement, Refunding, NATL Insured, 5.25%, 12/01/27	14,900,000	18,096,497
Classroom Facilities Construction and Improvement, Refunding, NATL Insured, 5.25%, 12/01/28	8,180,000	10,018,291
Cincinnati GO, Various Purpose, Improvement and Refunding, Series A, 5.25%, 12/01/40	6,500,000	7,501,715
Cleveland Airport System Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 1/01/30	3,000,000	3,237,570
Refunding, Series A, AGMC Insured, 5.00%, 1/01/31	1,500,000	1,617,795
Series C, Assured Guaranty, 5.00%, 1/01/27	27,385,000	27,662,684
Cleveland GO, Various Purpose, Refunding, 5.00%, 12/01/30	3,000,000	3,326,550
Cleveland Municipal School District GO,
School Improvement, Refunding, 5.00%, 12/01/25	3,600,000	4,010,364
School Improvement, Refunding, 5.00%, 12/01/27	1,000,000	1,109,700
Cleveland Public Power System Revenue, Capital Appreciation, Series B-2, NATL Insured, zero cpn., 11/15/38	10,000,000	4,374,800
Cleveland Water PCR, Green Bonds, 5.00%, 11/15/41.	2,000,000	2,228,260
Columbus GO,
Various Purpose, Refunding, Series 1, 4.00%, 4/01/30	6,000,000	6,543,060
Various Purpose, Refunding, Series 3, 5.00%, 2/15/27	5,000,000	5,984,050
Various Purpose, Series A, 5.00%, 2/15/24	12,655,000	14,519,588
Various Purpose, Series A, 5.00%, 2/15/25	5,000,000	5,725,650
Columbus Metropolitan Library Special Obligation Revenue,
Library Fund Facilities Notes, Series 1, 4.00%, 12/01/28	2,970,000	3,074,871
Library Fund Facilities Notes, Series 1, 4.00%, 12/01/29	4,125,000	4,266,075
Library Fund Facilities Notes, Series 1, 4.00%, 12/01/37	6,620,000	6,790,995
Library Fund Facilities Notes, Series 1, Pre-Refunded, 4.00%, 12/01/27	3,765,000	3,950,953
Columbus Sewerage System Revenue,
Refunding, 5.00%, 6/01/29	5,000,000	5,828,500
Refunding, 4.00%, 6/01/31	15,000,000	15,855,900
Coventry Local School District GO, School Improvement, 5.25%, 11/01/47	5,000,000	5,277,400
Cuyahoga Community College District General Receipts Revenue, Series D, 5.00%, 8/01/32	2,310,000	2,521,758
Cuyahoga County EDR, Recovery Zone Facility, Medical Mart/Convention Center Project, Series F, 5.00%, 12/01/27	15,000,000	15,997,050
Cuyahoga County Excise Tax Revenue,
Sports Facilities Improvement Project, 5.00%, 12/01/24	1,000,000	1,125,150
Sports Facilities Improvement Project, 5.00%, 12/01/25	500,000	561,785
Dayton City School District GO, School Facilities Construction and Improvement, Refunding, 5.00%, 11/01/30	5,000,000	5,967,050
Dayton Metro Library GO, Library Improvement, Series A, 4.75%, 12/01/38	20,000,000	21,391,000
Deer Park Community City School District GO, County of Hamilton, School Improvement, Refunding, Series A, 5.25%, 12/01/53	3,000,000	3,356,490
Defiance City School District GO, Defiance and Paulding Counties, Various Purpose, Refunding, 5.00%, 12/01/46	6,635,000	7,253,249

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Ohio Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Delaware City School District GO, School Facilities Construction and Improvement, 5.75%, 12/01/49	$6,000,000	$6,768,780
Delaware General Income Tax Special Obligation, 4.75%, 12/01/37	4,000,000	4,124,360
Elyria City School District GO, Classroom Facilities and School Improvement, Series A, 5.00%, 12/01/43 .	5,500,000	6,156,810
Franklin County Convention Facilities Authority Revenue, Tax and Lease Revenue Anticipation, Refunding, 5.00%, 12/01/35	20,000,000	22,562,800
Franklin County Hospital Facilities Revenue,
Nationwide Children’s Hospital Project, Refunding, Series A, 4.00%, 11/01/44	7,050,000	7,179,791
Nationwide Children’s Hospital Project, Refunding, Series C, 5.00%, 11/01/34	2,600,000	2,972,398
Nationwide Children’s Hospital Project, Refunding, Series C, 4.00%, 11/01/40	5,000,000	5,102,600
OhioHealth Corp., 5.00%, 5/15/33	6,290,000	7,067,884
Franklin County Hospital Revenue, Improvement, Nationwide Children’s Hospital Project, Pre-Refunded, 5.25%, 11/01/40	15,000,000	15,608,250
Franklin County Revenue, Trinity Health Credit Group, Series OH, 5.00%, 12/01/46	7,500,000	8,400,300
Franklin County Sales Tax Revenue, Various Purpose, 5.00%, 6/01/43	13,000,000	15,121,470
Fremont City School District GO, Sandusky County, School Facilities Construction and Improvement, Series A, 5.00%, 1/15/49	13,970,000	15,404,719
Greene County Hospital Facilities Revenue, Kettering Health Network Obligated Group Project, 5.50%, 4/01/39	12,930,000	13,208,383
Greenville City School District GO, School Improvement, 5.25%, 1/01/41	2,000,000	2,188,940
Groveport-Madison Local School District GO, School Facilities Construction and Improvement, Pre-Refunded, 5.00%, 10/01/44	6,205,000	6,929,434
Hamilton County Hospital Facilities Revenue, TriHealth Inc. Obligated Group Project, Series A, 5.00%, 8/15/42	5,000,000	5,515,050
Hamilton County Sewer System Revenue, The Metropolitan Sewer District of Greater Cincinnati, Refunding, Series A, 5.00%, 12/01/27	6,875,000	7,904,737
Hamilton County Student Housing Revenue,
Stratford Heights Project, University of Cincinnati, Refunding, AGMC Insured, 5.00%, 6/01/30	7,000,000	7,336,000
Stratford Heights Project, University of Cincinnati, Refunding, AGMC Insured, 4.75%, 6/01/39	7,000,000	7,246,750
Highland Local School District GO, Medina and Summit Counties, School Improvement, Series A, 5.25%, 12/01/54	12,000,000	13,222,920
Hilliard School District GO,
Capital Appreciation, School Construction, Refunding, NATL Insured, zero cpn., 12/01/19	2,190,000	2,142,696
Capital Appreciation, School Construction, Refunding, NATL Insured, zero cpn., 12/01/20	4,525,000	4,340,290
School Improvement, 4.00%, 12/01/46	10,000,000	10,296,900
Huber Heights City School District GO,
School Improvement, Pre-Refunded, 5.00%, 12/01/33	4,500,000	4,681,170
School Improvement, Pre-Refunded, 5.00%, 12/01/36	5,000,000	5,201,300
Hudson City School District GO, School Improvement, 4.00%, 12/01/45	18,870,000	19,413,645
Indian Creek Local School District GO,
School Facilities Construction and Improvement, Jefferson County, Series A, 5.00%, 11/01/55	3,000,000	3,327,510
School Facilities Construction and Improvement, Jefferson County, Series B, BAM Insured, 5.00%, 11/01/55	3,910,000	4,319,455
JobsOhio Beverage System Statewide Liquor Profits Revenue, senior lien, Series A, 5.00%, 1/01/38	26,010,000	28,478,609
Kent State University Revenues, General Receipts, Series B, Assured Guaranty, 4.25%, 5/01/31	2,395,000	2,424,530
Lakewood City School District GO, School Facilities Improvement, Series A, Pre-Refunded, 5.00%, 11/01/43	10,895,000	12,214,929
Lakota Local School District GO,
Butler County, Refunding, Series A, NATL Insured, 5.25%, 12/01/26	2,000,000	2,402,200
Butler County, Refunding, Series C, 5.00%, 12/01/30	4,035,000	4,611,723

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Ohio Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Lancaster City School District GO,
Fairfield County, School Facilities Construction and Improvement, 5.00%, 10/01/49	$9,540,000	$10,307,875
Fairfield County, School Facilities Construction and Improvement, Pre-Refunded, 5.00%, 10/01/49	460,000	512,748
Lucas-Plaza HDC Revenue, Refunding, FHA Insured, ETM, zero cpn., 6/01/24	15,800,000	13,708,238
Madeira City School District GO, School Improvement, Refunding, AGMC Insured, 5.25%, 12/01/32	9,605,000	11,877,735
Mahoning County Hospital Facilities Revenue, Western Reserve Care System Project, NATL Insured, ETM, 5.50%, 10/15/25	3,995,000	4,444,557
Marysville Exempted Village School District GO,
Capital Appreciation, Refunding, NATL Insured, zero cpn., 12/01/20	1,000,000	955,790
Capital Appreciation, Refunding, NATL Insured, zero cpn., 12/01/21	1,000,000	932,480
Marysville Wastewater Treatment System Revenue,
Refunding, BAM Insured, 4.00%, 12/01/40	3,015,000	3,083,410
Refunding, BAM Insured, 4.00%, 12/01/46	9,370,000	9,570,612
Refunding, BAM Insured, 5.00%, 12/01/47	5,035,000	5,640,358
Miami University Revenue,
General Receipts, Refunding, 5.00%, 9/01/31	4,000,000	4,311,440
General Receipts, Refunding, 5.00%, 9/01/31	2,320,000	2,609,142
General Receipts, Refunding, 5.00%, 9/01/34	3,500,000	3,911,600
General Receipts, Refunding, 5.00%, 9/01/41	5,000,000	5,645,050
Miami Valley Career Technology Center GO, Montgomery Butler Champaign Darke Greene Miami Preble Shelby and Warren Counties, Various Purpose School Improvement, 5.00%, 12/01/44	20,000,000	22,739,800
Middletown City School District GO,
Counties of Butler and Warren, School Improvement, 5.25%, 12/01/40	2,625,000	2,914,643
Counties of Butler and Warren, School Improvement, 5.25%, 12/01/48	15,000,000	16,597,800
Montgomery County Revenue,
Catholic Health Initiatives, Refunding, Series A, 5.50%, 5/01/34	8,165,000	8,320,298
Catholic Health Initiatives, Series A, Pre-Refunded, 5.50%, 5/01/34	4,335,000	4,442,985
Napoleon City School District GO, School Facilities Construction and Improvement, 5.00%, 12/01/49	11,460,000	12,285,349
The New Albany Community Authority Community Facilities Revenue,
Refunding, Series C, 5.00%, 10/01/23	1,100,000	1,213,905
Refunding, Series C, 5.00%, 10/01/24	1,250,000	1,376,875
New Albany Plain Local School District GO, School Improvement, Refunding, 4.00%, 12/01/49	10,000,000	10,254,500
North Eastern Local School District GO,
Counties of Clark and Champaign, School Improvement, AGMC Insured, 5.25%, 12/01/45	5,420,000	6,290,777
Counties of Clark and Champaign, School Improvement, AGMC Insured, 4.00%, 12/01/55	5,000,000	5,066,950
Northeast Regional Sewer District Revenue,
Wastewater Improvement, Refunding, 5.00%, 11/15/32	5,500,000	6,267,415
Wastewater Improvement, Refunding, 4.00%, 11/15/43	10,000,000	10,449,500
Wastewater Improvement, Refunding, 4.00%, 11/15/49	6,000,000	6,121,920
Northmont City School District GO, School Improvement, Series A, Pre-Refunded, 5.00%, 11/01/49	5,130,000	5,624,635
Northwest Local School District GO, Hamilton and Butler Counties, School Improvement, 5.00%, 12/01/45	3,760,000	4,179,691
Norwood City School District GO,
School Improvement, Series A, 5.00%, 11/01/46	5,000,000	5,527,950
School Improvement, Series A, 5.25%, 11/01/51	7,645,000	8,579,983
Ohio Center for Local Government Capital Asset Financing Program Fractionalized Interests GO,
AGMC Insured, 4.875%, 12/01/18	88,973	89,188
AGMC Insured, 5.25%, 12/01/23	540,000	541,566
Ohio State Air Quality Development Authority Revenue, Environmental Improvement, Buckeye Power Inc. Project, 6.00%, 12/01/40	6,020,000	6,537,539

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Ohio Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Ohio State GO,
Common School, Series A, 5.00%, 3/15/36	$5,000,000	$5,614,100
Common School, Series A, 5.00%, 6/15/38	10,000,000	11,338,600
Ohio State Higher Educational Facility Commission Revenue,
Case Western Reserve University Project, Refunding, 5.00%, 12/01/40	6,000,000	6,776,460
Denison University Project, Refunding and Improvement, 5.00%, 11/01/26	1,445,000	1,577,275
Hospital Facilities, Summa Health System, 2010 Project, Refunding, AGMC Insured, 5.25%, 11/15/40	21,805,000	22,837,467
Hospital Facilities, Summa Health System, AGMC Insured, 5.75%, 11/15/40	1,665,000	1,761,570
Hospital Facilities, Summa Health System, AGMC Insured, Pre-Refunded, 5.75%, 11/15/40	2,835,000	3,024,917
Kenyon College Project, 5.00%, 7/01/42	1,250,000	1,400,263
Kenyon College Project, 4.00%, 7/01/47	5,000,000	5,108,050
Kenyon College Project, Pre-Refunded, 5.25%, 7/01/44	20,460,000	21,719,313
Kenyon College Project, Refunding, 5.00%, 7/01/42	10,500,000	11,637,360
Kenyon College Project, Refunding, 4.00%, 7/01/44	10,000,000	10,215,400
Kenyon College Project, Refunding, 5.25%, 7/01/44	9,540,000	10,079,487
Xavier University Project, 5.00%, 5/01/40	14,500,000	15,047,810
Xavier University Project, 4.375%, 5/01/42	8,070,000	8,235,435
Ohio State Higher Educational Facility Revenue, University of Dayton 2018 Project, Series A, 4.00%, 12/01/43	11,885,000	12,144,450
Ohio State Hospital Revenue, Cleveland Clinic Health System Obligated Group, Refunding, Series A, 3.25%, 1/01/35	10,000,000	9,570,500
Ohio State Turnpike and Infrastructure Commission Revenue,
Capital Appreciation, junior lien, Series A-2, zero cpn., 2/15/43	10,485,000	3,963,120
Infrastructure Projects, junior lien, Series A-1, 5.25%, 2/15/33	4,200,000	4,673,592
Ohio State Turnpike Commission Revenue, Capital Appreciation, junior lien, Series A-2, BAM Insured, zero cpn., 2/15/38	3,665,000	1,736,037
Ohio State Turnpike Revenue, Series A, 5.00%, 2/15/43	33,350,000	38,355,835
Ohio State University Revenue, General Receipts, Series A, 4.00%, 12/01/30	4,325,000	4,574,293
Ohio State Water Development Authority Revenue,
Drinking Water Assistance Fund, 4.00%, 12/01/32	3,000,000	3,228,810
Drinking Water Assistance Fund, 4.00%, 12/01/33	6,000,000	6,425,820
Olentangy Local School District GO,
Delaware and Franklin Counties, School Facilities Construction and Improvement, 5.00%, 12/01/41	2,125,000	2,408,624
Delaware and Franklin Counties, School Facilities Construction and Improvement, 4.00%, 12/01/46	15,235,000	15,715,512
Perrysburg Exempted Village School GO, School Facilities Construction and Improvement, 5.00%, 12/01/38	3,225,000	3,608,840
Princeton City School District COP, Board of Education, School Facilities Project, 4.50%, 12/01/41	3,000,000	3,097,470
Princeton City School District GO,
School Improvement, Capital Appreciation, Refunding, zero cpn., 12/01/40	6,000,000	2,592,000
School Improvement, Capital Appreciation, Refunding, zero cpn., 12/01/41	6,000,000	2,490,300
School Improvement, Refunding, 5.00%, 12/01/39	12,000,000	13,428,240
Reading Community City School District GO, Classroom Facilities, Refunding, Series A, 5.00%, 11/01/46	2,000,000	2,238,740
Revere Local School District GO,
School Facilities Improvement, Series A, Pre-Refunded, 5.00%, 12/01/42	3,025,000	3,360,654
School Facilities Improvement, Series A, Pre-Refunded, 5.00%, 12/01/45	2,560,000	2,844,058
Riverside Local School District GO, School Construction and Improvement, Refunding, Series A, BAM Insured, 5.00%, 10/01/47	5,000,000	5,552,850
Ross County Hospital Revenue, Facilities, Adena Health System, Assured Guaranty, Pre-Refunded, 5.25%, 12/01/38	10,000,000	10,087,800

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Ohio Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Sandusky City School District GO, Classroom Facilities and School Improvement, Series 1, 5.00%, 11/01/50	$6,000,000	$6,481,440
Sheffield Lake City School District GO, School Improvement, Pre-Refunded, 5.00%, 12/01/37	9,635,000	10,018,044
South-Western City School District of Ohio Franklin and Pickaway Counties GO, School Facilities Construction and Improvement, 4.00%, 12/01/42	10,000,000	10,229,800
Springboro Community City School District GO,
Refunding, AGMC Insured, 5.25%, 12/01/27	5,175,000	6,177,346
Refunding, AGMC Insured, 5.25%, 12/01/28	2,000,000	2,405,820
St. Bernard Income Tax Revenue, Various Purpose, Special Obligations, AGMC Insured, 5.00%, 12/01/43	3,760,000	4,100,919
Strongsville City School District GO, School Improvement, 4.00%, 12/01/45	17,515,000	17,791,912
Summit County Port Authority Lease Revenue,
The University of Akron Student Housing Project, 6.00%, 1/01/42	3,420,000	3,705,228
The University of Akron Student Housing Project, Pre-Refunded, 6.00%, 1/01/42	8,160,000	8,947,522
Switzerland of Ohio Local School District GO, Counties Monroe Belmont and Noble, School Improvement, Refunding, 4.00%, 12/01/37	5,500,000	5,614,070
Sylvania City School District GO, School Improvement, Refunding, BAM Insured, 5.00%, 12/01/36	9,700,000	10,831,408
Three Rivers Local School District GO, Refunding, 5.00%, 12/01/39	5,885,000	6,621,155
Toledo City School District GO, School Facilities Improvement, Refunding, Series B, 5.00%, 12/01/32	7,830,000	8,665,539
Toledo GO,
Capital Improvement, Refunding, Assured Guaranty, 5.00%, 12/01/29	2,500,000	2,587,800
Various Purpose Improvement, Refunding, AGMC Insured, 5.00%, 12/01/28	3,000,000	3,187,860
Toledo Special Obligation, Industrial Development, Vehicle Storage Project, AMBAC Insured, 5.25%, 12/01/26	1,500,000	1,504,035
Toledo Water System Revenue,
Improvement and Refunding, 5.00%, 11/15/38	19,395,000	21,384,733
Series A, 4.00%, 11/15/36	9,125,000	9,364,257
Union County GO, Memorial Hospital, 5.00%, 12/01/47	5,000,000	5,588,150
University of Akron General Receipts Revenue,
Refunding, Series A, 5.00%, 1/01/31	4,365,000	4,904,252
Refunding, Series A, 5.00%, 1/01/36	11,065,000	12,408,734
Refunding, Series A, 5.00%, 1/01/38	13,225,000	14,772,986
Refunding, Series A, 5.00%, 1/01/42	5,725,000	6,504,688
Refunding, Series A, BAM Insured, 5.00%, 1/01/34	6,000,000	6,830,880
University of Cincinnati General Receipts Revenue,
Refunding, Series A, 4.00%, 6/01/48	10,000,000	10,136,600
Refunding, Series F, 5.00%, 6/01/32	5,805,000	6,163,227
Series C, 5.00%, 6/01/39	6,255,000	6,937,045
University of Ohio General Receipts Revenue, Refunding, Series A, 5.00%, 12/01/44	7,000,000	7,908,040
Westerville City School District GO, Refunding, XLCA Insured, 5.00%, 12/01/27	3,820,000	4,533,423
Westerville Ohio Special Obligation Non-Tax Revenue, 5.00%, 12/01/30	2,765,000	3,116,542
Willoughby Eastlake City School District GO, School Improvement, 5.00%, 12/01/46	10,000,000	11,120,300
Winton Woods City School District GO, County of Hamilton, Board of Education, Classroom Facilities, Refunding, 4.00%, 11/01/43	7,000,000	7,194,460
Wyoming City School District GO, School Improvement, Pre-Refunded, 5.00%, 12/01/42	7,250,000	8,054,460
Xenia Community School District GO, School Facilities Construction and Improvement, Refunding, 5.00%, 12/01/40	7,285,000	8,129,987
Youngstown State University General Receipts Revenue,
Assured Guaranty, Pre-Refunded, 5.25%, 12/15/29	4,000,000	4,111,680
Assured Guaranty, Pre-Refunded, 5.50%, 12/15/33	4,225,000	4,351,074

Total Municipal Bonds before Short Term Investments (Cost $1,476,219,222)		1,518,838,115

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Arizona Tax-Free Income Fund (continued)

	Principal Amount	Value
Short Term Investments (Cost $2,500,000) 0.2%

Municipal Bonds 0.2%
Ohio 0.2%
[b] Allen County Hospital Facilities Revenue, Catholic Healthcare Partners, Series C, LOC MUFG UNION BANK NA, Daily VRDN and Put, 1.56%, 6/01/34	$2,500,000	$2,500,000

Total Investments (Cost $1,478,719,222) 99.7%		1,521,338,115
Other Assets, less Liabilities 0.3%		4,368,993

Net Assets 100.0%		$1,525,707,108

See Abbreviations on page 150.

aSecurity purchased on a when-issued basis. See Note 1(b).

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

108	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Oregon Tax-Free Income Fund

	Six Months Ended August 31, 2018		Year Ended February 28,
	(unaudited)		2018	2017	2016[a]	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.37		$11.60	$11.89	$12.02	$11.69	$12.58

Income from investment operations[b]:
Net investment income[c]	0.18		0.37	0.40	0.42	0.46	0.46
Net realized and unrealized gains (losses)	(0.03)		(0.22)	(0.29)	(0.12)	0.33	(0.91)

Total from investment operations	0.15		0.15	0.11	0.30	0.79	(0.45)

Less distributions from net investment income	(0.18)		(0.38)	(0.40)	(0.43)	(0.46)	(0.44)

Net asset value, end of period	$11.34		$11.37	$11.60	$11.89	$12.02	$11.69

Total return[d]	1.32%		1.29%	0.90%	2.54%	6.88%	(3.50)%

Ratios to average net assets[e]
Expenses	0.65%	[f]	0.64%	0.63%	0.63%	0.63%	0.62%
Net investment income	3.20%		3.22%	3.37%	3.55%	3.84%	3.88%

Supplemental data
Net assets, end of period (000’s)	$917,982		$932,929	$962,953	$960,516	$951,107	$924,611
Portfolio turnover rate	4.71%		12.63%	16.89%	11.84%	7.87%	8.28%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Oregon Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2018		Year Ended February 28,
	(unaudited)		2018	2017	2016[a]	2015	2014
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.55		$11.77	$12.06	$12.19	$11.84	$12.74

Income from investment operations[b]:
Net investment income[c]	0.15		0.32	0.34	0.36	0.40	0.40
Net realized and unrealized gains (losses)	(0.03)		(0.22)	(0.30)	(0.13)	0.35	(0.92)

Total from investment operations	0.12		0.10	0.04	0.23	0.75	(0.52)

Less distributions from net investment income	(0.15)		(0.32)	(0.33)	(0.36)	(0.40)	(0.38)

Net asset value, end of period	$11.52		$11.55	$11.77	$12.06	$12.19	$11.84

Total return[d]	1.02%		0.80%	0.32%	1.95%	6.38%	(4.07)%

Ratios to average net assets[e]
Expenses	1.20%	[f]	1.19%	1.18%	1.18%	1.18%	1.17%
Net investment income	2.65%		2.67%	2.82%	3.00%	3.29%	3.33%

Supplemental data
Net assets, end of period (000’s)	$162,966		$175,054	$197,041	$190,047	$186,572	$188,147
Portfolio turnover rate	4.71%		12.63%	16.89%	11.84%	7.87%	8.28%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

110	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Oregon Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28, 2018[a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.38	$11.66

Income from investment operations[b]:
Net investment income[c]	0.19	0.23

Net realized and unrealized gains (losses)	(0.03)	(0.29)

Total from investment operations	0.16	(0.06)

Less distributions from net investment income	(0.19)	(0.22)

Net asset value, end of period	$11.35	$11.38

Total return[d]	1.38%	(0.50)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.53%	0.53%
Expenses net of waiver and payments by affiliates	0.52%[f]	0.51%
Net investment income	3.33%	3.35%

Supplemental data
Net assets, end of period (000’s)	$13,677	$13,217
Portfolio turnover rate	4.71%	12.63%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	111

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Oregon Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2018		Year Ended February 28,
	(unaudited)		2018	2017	2016[a]	2015	2014
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.38		$11.61	$11.90	$12.03	$11.70	$12.59

Income from investment operations[b]:
Net investment income[c]	0.19		0.39	0.41	0.43	0.47	0.47

Net realized and unrealized gains (losses)	(0.02)		(0.23)	(0.29)	(0.12)	0.33	(0.90)

Total from investment operations	0.17		0.16	0.12	0.31	0.80	(0.43)

Less distributions from net investment income	(0.19)		(0.39)	(0.41)	(0.44)	(0.47)	(0.46)

Net asset value, end of period	$11.36		$11.38	$11.61	$11.90	$12.03	$11.70

Total return[d]	1.46%		1.38%	0.99%	2.64%	6.99%	(3.41)%

Ratios to average net assets[e]
Expenses	0.55%	[f]	0.54%	0.53%	0.53%	0.53%	0.52%
Net investment income	3.30%		3.32%	3.47%	3.65%	3.94%	3.98%

Supplemental data
Net assets, end of period (000’s)	$104,597		$101,300	$96,539	$51,607	$50,011	$34,225
Portfolio turnover rate	4.71%		12.63%	16.89%	11.84%	7.87%	8.28%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

112	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2018 (unaudited)

Franklin Oregon Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 96.5%
Oregon 95.1%
Astoria Hospital Facilities Authority Revenue,
Columbia Memorial Hospital, 5.00%, 8/01/41	$4,250,000	$4,619,495
Columbia Memorial Hospital, 4.00%, 8/01/46	1,750,000	1,712,463
Columbia Memorial Hospital, Refunding, 5.00%, 8/01/28	1,325,000	1,428,536
Beaverton School District Full Faith and Credit GO,
Washington and Multnomah Counties, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/31	1,280,000	1,312,102
Washington and Multnomah Counties, Assured Guaranty, Pre-Refunded, 5.125%, 6/01/36	1,000,000	1,025,990
Central Lincoln People’s Utility District Revenue, Electric System, 5.00%, 12/01/45	2,900,000	3,224,887
City of Redmond Airport Revenue, 6.25%, 6/01/39	1,010,000	1,040,300
City of Tigard Water System Revenue,
Washington County, 5.00%, 8/01/37	11,050,000	12,080,191
Washington County, 5.00%, 8/01/42	20,915,000	22,807,807
Washington County, 5.00%, 8/01/45	23,545,000	26,197,815
Clackamas Community College District GO,
Convertible Deferred Interest, Series A, zero cpn. to 6/15/20, 5.00% thereafter, 6/15/38	760,000	790,240
Convertible Deferred Interest, Series A, zero cpn. to 6/15/20, 5.00% thereafter, 6/15/39	1,000,000	1,038,190
Convertible Deferred Interest, Series A, zero cpn. to 6/15/20, 5.00% thereafter, 6/15/40	1,250,000	1,296,738
Clackamas County Hospital Facility Authority Revenue, Legacy Health System, Series A, Pre-Refunded, 5.50%, 7/15/35	6,525,000	6,738,759
Clackamas County School District No. 12 North Clackamas GO,
Capital Appreciation, Series A, zero cpn., 6/15/40	10,000,000	4,064,700
Capital Appreciation, Series A, zero cpn., 6/15/41	17,030,000	6,586,523
Capital Appreciation, Series A, zero cpn., 6/15/42	16,625,000	6,116,836
Series B, 5.00%, 6/15/34	8,000,000	9,293,360
Series B, 5.00%, 6/15/37	10,000,000	11,524,600
Clackamas County School District No. 46 Oregon Trail GO,
Capital Appreciation, Refunding, zero cpn., 6/15/37	12,130,000	5,894,816
Capital Appreciation, Refunding, zero cpn., 6/15/38	12,495,000	5,786,934
Series A, Pre-Refunded, 5.00%, 6/15/28	2,210,000	2,268,322
Series A, Pre-Refunded, 5.00%, 6/15/29	2,655,000	2,725,065
Series A, Pre-Refunded, 5.00%, 6/15/32	6,855,000	7,035,903
Clackamas County School District No. 62C Oregon City GO,
Refunding, MAC Insured, 5.00%, 6/01/29	1,000,000	1,127,710
Refunding, MAC Insured, 5.00%, 6/01/34	1,770,000	1,985,020
Refunding, MAC Insured, 5.00%, 6/01/39	1,250,000	1,396,913
Clackamas County School District No. 7J Lake Oswego GO, Refunding, AGMC Insured, 5.25%, 6/01/25	3,075,000	3,640,277
Clackamas River Water Revenue, Clackamas County, 5.00%, 11/01/43	1,970,000	2,197,220
Columbia and Washington Counties School District No. 47J Vernonia GO, Pre-Refunded, 5.00%, 6/15/35	5,175,000	5,469,872
Coos County School District No. 9 Coos Bay GO, 5.00%, 6/15/43	5,005,000	5,778,773
Crook County GO, 5.00%, 6/15/43	2,445,000	2,779,354
Crook County School District GO,
Crook and Deschutes Counties, 5.00%, 6/15/34	4,475,000	4,990,654
Crook and Deschutes Counties, 5.00%, 6/15/37	8,090,000	8,987,505
Deschutes County Hospital Facility Authority Hospital Revenue,
Cascade Healthcare Community Inc., Pre-Refunded, 8.25%, 1/01/38	20,000,000	20,423,600
St. Charles Health System Inc., Refunding, Series A, 5.00%, 1/01/48	8,440,000	9,160,270
Eugene Electric Utility System Revenue, Series A, Pre-Refunded, 5.00%, 8/01/40	6,745,000	7,347,261
Eugene Water Utility System Revenue, Refunding, 5.00%, 8/01/40	4,425,000	4,773,115
Forest Grove Revenue,
Campus Improvement, Pacific University Project, Refunding, Series A, 5.00%, 5/01/36	2,500,000	2,728,575
Student Housing, Oak Tree Foundation Project, Refunding, 4.00%, 3/01/37	3,500,000	3,519,880

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Oregon Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Independence GO,
Full Faith and Credit Obligations, City Hall Project, AGMC Insured, Pre-Refunded, 5.00%, 6/15/35	$2,110,000	$2,232,127
Full Faith and Credit Obligations, City Hall Project, AGMC Insured, Pre-Refunded, 5.00%, 6/15/40	3,975,000	4,205,073
Jefferson County School District No. 509J GO,
Jefferson and Wasco Counties, Refunding, 5.00%, 6/15/30	1,000,000	1,120,030
Jefferson and Wasco Counties, Refunding, 5.00%, 6/15/31	1,410,000	1,577,212
Jefferson and Wasco Counties, Series B, 5.00%, 6/15/30	2,000,000	2,240,060
Jefferson School District No. 14J GO, Marion and Linn Counties, Series B, 5.00%, 6/15/41	1,795,000	2,043,428
Keizer Special Assessment, Full Faith and Credit, Keizer Station Area A Local ID, 5.20%, 6/01/31	1,845,000	1,849,410
Klamath County School District GO,
5.00%, 6/15/29	1,155,000	1,295,298
5.00%, 6/15/30	1,095,000	1,226,433
5.00%, 6/15/31	1,000,000	1,118,590
Klamath Falls Intercommunity Hospital Authority Revenue, Sky Lakes Medical Center Project, Refunding, 5.00%, 9/01/46	1,000,000	1,100,820
Lake Oswego GO, Clackamas Multnomah and Washington Counties, Full Faith and Credit Obligations, Series A, Pre-Refunded, 5.00%, 12/01/31	6,400,000	6,560,512
Lane and Douglas Counties School District No. 28J Fern Ridge GO,
Series A, 5.00%, 6/15/26	1,265,000	1,492,131
Series A, 5.00%, 6/15/30	3,175,000	3,681,667
Series A, 5.00%, 6/15/33	2,115,000	2,420,596
Series A, 5.00%, 6/15/36	2,000,000	2,271,100
Lane County Metropolitan Wastewater Management Commission Revenue, Wastewater, Pre-Refunded, 5.25%, 11/01/28	5,000,000	5,029,200
Medford Hospital Facilities Authority Revenue,
Hospital, Asante Health System, Refunding, AGMC Insured, 5.125%, 8/15/40	25,000,000	26,121,250
Hospital, Asante Health System, Series A, AGMC Insured, 5.00%, 8/15/40	10,050,000	10,473,205
Rogue Valley Manor, Refunding, Series A, 5.00%, 10/01/33	1,500,000	1,612,365
Rogue Valley Manor, Refunding, Series A, 5.00%, 10/01/42	9,420,000	10,044,169
Metro Dedicated Tax Revenue,
Oregon Convention Center Hotel Project, 5.00%, 6/15/42	10,025,000	11,363,137
Oregon Convention Center Hotel Project, 5.00%, 6/15/47	7,450,000	8,414,030
Multnomah and Clackamas Counties School District No. 10Jt Gresham-Barlow GO, Series B, 5.00%, 6/15/37	7,885,000	9,087,147
Multnomah County David Douglas School District No. 40 GO,
Series B, zero cpn., 6/15/24	1,640,000	1,423,126
Series B, zero cpn., 6/15/25	1,325,000	1,109,211
Series B, zero cpn., 6/15/26	2,585,000	2,082,269
Series B, zero cpn., 6/15/27	2,655,000	2,053,191
Series B, zero cpn., 6/15/28	2,495,000	1,850,442
Series B, zero cpn., 6/15/29	2,595,000	1,841,101
Series B, zero cpn., 6/15/30	1,885,000	1,276,088
Series B, zero cpn., 6/15/31	2,030,000	1,309,573
Series B, zero cpn., 6/15/32	2,000,000	1,229,940
Multnomah County Hospital Facilities Authority Revenue,
Adventist Health System/West, Series A, 5.125%, 9/01/40	6,500,000	6,690,775
Terwilliger Plaza Inc., Refunding, 5.00%, 12/01/29	3,690,000	3,951,141
Multnomah County School District No. 1J GO, Portland Public Schools, Series B, 3.00%, 6/15/33	8,635,000	8,373,100
Multnomah County School District No. 3 Park Rose GO,
Series A, 5.00%, 6/30/35	2,000,000	2,158,480
Series A, 5.00%, 6/30/36	1,500,000	1,617,585

114	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Oregon Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Multnomah County School District No. 7 Reynolds GO, Refunding, 5.00%, 6/01/35	$6,605,000	$6,944,101
North Bend School District No. 13 GO, Coos County, AGMC Insured, 5.00%, 6/15/22	55,000	55,140
Oregon Health and Science University Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 7/01/21	6,715,000	6,093,795
Series A, 5.00%, 7/01/42	10,000,000	11,340,700
Series A, Pre-Refunded, 5.875%, 7/01/33	2,500,000	2,585,850
Series A, Pre-Refunded, 5.75%, 7/01/39	13,175,000	13,613,991
Oregon State Department of Administrative Services COP,
Series A, Pre-Refunded, 5.25%, 5/01/39	3,800,000	3,891,010
Series C, 5.00%, 11/01/34	4,435,000	4,589,205
Series C, Pre-Refunded, 5.00%, 11/01/34	3,565,000	3,697,297
Oregon State Department of Administrative Services Lottery Revenue,
Series A, 5.00%, 4/01/28	5,800,000	6,478,542
Series A, 5.00%, 4/01/32	5,000,000	5,545,950
Series A, Pre-Refunded, 5.00%, 4/01/27	17,880,000	18,230,806
Series A, Pre-Refunded, 5.00%, 4/01/28	18,225,000	18,582,574
Series A, Pre-Refunded, 5.00%, 4/01/29	1,750,000	1,784,335
Oregon State Department of Transportation Highway User Tax Revenue,
senior lien, Series A, Pre-Refunded, 5.00%, 11/15/29	3,085,000	3,157,960
senior lien, Series A, Pre-Refunded, 5.00%, 11/15/33	21,530,000	22,039,184
Oregon State Facilities Authority Revenue,
College Housing North West Project, Series A, 4.00%, 10/01/26	1,675,000	1,657,865
College Housing North West Project, Series A, 5.00%, 10/01/36	1,670,000	1,713,437
College Housing North West Project, Series A, 5.00%, 10/01/48	4,000,000	4,063,560
Legacy Health Project, Refunding, Series A, 5.00%, 6/01/46	17,500,000	19,390,350
Legacy Health System, Refunding, Series A, 5.00%, 3/15/30	1,500,000	1,560,675
Lewis and Clark College Project, Refunding, Series A, 5.75%, 10/01/41	30,000,000	33,090,000
Limited College Project, Refunding, Series A, 5.00%, 10/01/31	2,000,000	2,081,380
Limited College Project, Refunding, Series A, 5.00%, 10/01/34	2,975,000	3,089,359
Limited College Project, Refunding, Series A, 5.25%, 10/01/40	3,750,000	3,902,100
PeaceHealth, Refunding, Series A, 5.00%, 11/01/39	32,790,000	33,686,479
Providence Health and Services, Series C, 5.00%, 10/01/45	4,000,000	4,425,720
Reed College Project, Series A, Pre-Refunded, 5.00%, 7/01/29	1,500,000	1,588,410
Reed College Project, Series A, Pre-Refunded, 4.75%, 7/01/32	2,000,000	2,108,960
Reed College Project, Series A, Pre-Refunded, 5.125%, 7/01/41	10,000,000	10,611,700
Samaritan Health Services, Refunding, Series A, 5.25%, 10/01/40	13,990,000	14,657,743
Samaritan Health Services Project, Refunding, Series A, 5.00%, 10/01/41	7,800,000	8,501,844
Samaritan Health Services Project, Refunding, Series A, 5.00%, 10/01/46	3,500,000	3,797,115
Student Housing, CHF Ashland LLC, Southern Oregon University Project, Assured Guaranty, 5.00%, 7/01/44	8,910,000	9,592,060
Willamette University Projects, Refunding, Series B, 5.00%, 10/01/40	1,950,000	2,200,868
Oregon State GO,
Alternative Energy Project, Series B, Pre-Refunded, 6.00%, 10/01/26	1,680,000	1,685,527
Article XI-G OHSU Project, Series H, 5.00%, 8/01/42	15,000,000	17,290,950
Article XI-Q State Projects, Series A, 5.00%, 5/01/42	10,000,000	11,489,600
Elderly and Disabled Housing, Series A, 6.00%, 8/01/21	45,000	45,133
Elderly and Disabled Housing, Series A, 4.70%, 8/01/42	3,050,000	3,052,471
Higher Education, Article XI-F(1), Series M, 5.00%, 8/01/45	3,315,000	3,745,519
Higher Education, Article XI-G, Series O, 5.00%, 8/01/40	7,005,000	7,938,136
State Board of Higher Education, Refunding, Series B, 5.00%, 8/01/38	1,020,000	1,022,509
Various Projects, Series H, 5.00%, 5/01/36	1,000,000	1,092,650

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Oregon Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Oregon (continued)
Oregon State Housing and Community Services Department Mortgage Revenue, SFM Program, Series C, 4.75%, 7/01/42	$780,000	$789,149
Oregon State University General Revenue, Series A, 5.00%, 4/01/45	12,500,000	14,052,250
Philomath School District No. 17J GO, Benton and Polk Counties, Series B, zero cpn., 6/15/31	1,000,000	645,110
Port of Portland International Airport Revenue,
Series Twenty-Four A, 5.00%, 7/01/47	3,700,000	4,154,323
Series Twenty-Four B, 5.00%, 7/01/47	9,395,000	10,404,399
Portland Community College District GO,
Multnomah Washington Yamhill Clackamas and Columbia Counties, Refunding, 5.00%, 6/15/28	2,000,000	2,352,900
Multnomah Washington Yamhill Clackamas and Columbia Counties, Refunding, 5.00%, 6/15/29	3,000,000	3,515,460
Portland EDR, Broadway Project, Series A, Pre-Refunded, 6.50%, 4/01/35	5,000,000	5,018,050
Portland GO,
Oregon Convention Center Completion Project, Limited Tax, Capital Appreciation, Series B, zero cpn., 6/01/21	1,000,000	946,700
Oregon Convention Center Completion Project, Limited Tax, Refunding, Series A, 5.00%, 6/01/28	7,840,000	8,483,272
Oregon Convention Center Completion Project, Limited Tax, Refunding, Series A, 5.00%, 6/01/29	8,330,000	9,001,815
Oregon Convention Center Completion Project, Limited Tax, Refunding, Series A, 5.00%, 6/01/30	8,750,000	9,458,137
Portland River District Urban Renewal and Redevelopment Tax Allocation, Refunding, Series B, 5.00%, 6/15/22	1,035,000	1,143,830
Series C, 5.00%, 6/15/28	1,000,000	1,094,850
Series C, 5.00%, 6/15/30	1,000,000	1,091,820
Portland Sewer System Revenue, second lien, Series A, 5.00%, 3/01/34	25,270,000	26,376,573
Portland Urban Renewal and Redevelopment Tax Allocation,
Interstate Corridor, Series B, 5.00%, 6/15/29	1,000,000	1,074,740
Interstate Corridor, Series B, 5.00%, 6/15/30	1,000,000	1,073,340
Interstate Corridor, Series B, 5.00%, 6/15/31	1,000,000	1,071,940
Lents Town Center, Series B, 5.00%, 6/15/27	2,500,000	2,633,875
Lents Town Center, Series B, 5.00%, 6/15/28	1,175,000	1,237,498
Lents Town Center, Series B, 4.75%, 6/15/29	1,000,000	1,044,900
Lents Town Center, Series B, 5.00%, 6/15/30	1,800,000	1,893,150
North Macadam, Series B, 5.00%, 6/15/29	4,250,000	4,474,528
North Macadam, Series B, 5.00%, 6/15/30	4,725,000	4,969,519
Redmond GO, Full Faith and Credit Obligation, Terminal Expansion Project, 5.00%, 6/01/39	1,000,000	1,022,010
Redmond School District No. 2J GO, Deschutes and Jefferson Counties, Series A, NATL Insured, 5.00%, 6/15/21	85,000	85,209
Salem Hospital Facility Authority Revenue, Salem Health Projects, Refunding, Series A, 5.00%, 5/15/46	31,000,000	34,045,440
Salem-Keizer School District No. 24J GO,
Marion and Polk Counties, 5.00%, 6/15/39	15,250,000	17,733,157
Marion and Polk Counties, Series B, zero cpn., 6/15/30	8,500,000	5,767,590
Seaside School District No. 10 GO,
Clatsop County, Series B, 5.00%, 6/15/35	2,000,000	2,321,660
Clatsop County, Series B, 5.00%, 6/15/36	2,500,000	2,893,675
Sherwood GO, Washington County, Full Faith and Credit Obligations, Refunding, AGMC Insured, 5.00%, 6/01/36	4,240,000	4,545,534
Tillamook and Yamhill Counties School District No. 101 Nestucca Valley GO,
Series A, 5.00%, 6/15/37	2,520,000	2,923,402
Series B, 5.00%, 6/15/36	2,850,000	3,314,066
Tri-County Metropolitan Transportation District Revenue,
Capital Grant Receipt, Series A, 5.00%, 10/01/31	5,000,000	5,813,050
Capital Grant Receipt, Series A, 5.00%, 10/01/32	6,865,000	7,901,203
Payroll Tax, senior lien, Series A, 5.00%, 9/01/40	6,000,000	6,848,940

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Oregon Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Tri-County Metropolitan Transportation District Revenue, (continued)
Payroll Tax, senior lien, Series A, 5.00%, 9/01/41	$18,650,000	$21,310,609
Payroll Tax, senior lien, Series A, 5.00%, 9/01/48	15,555,000	17,858,073
Payroll Tax, senior lien, Series A, Pre-Refunded, 5.00%, 9/01/37	11,000,000	12,281,500
Umatilla County Pendleton School District No. 16R GO, Series A, 5.00%, 6/15/37	4,970,000	5,566,251
University of Oregon General Revenue,
Series A, 5.00%, 4/01/45	20,000,000	22,573,000
Series A, 5.00%, 4/01/46	7,190,000	8,079,763
Series A, 5.00%, 4/01/48	14,500,000	16,675,725
Washington and Clackamas Counties School District No. 23J GO,
Tigard-Tualatin, 5.00%, 6/15/36	9,400,000	10,856,624
Tigard-Tualatin, 5.00%, 6/15/37	6,000,000	6,914,760
Washington Clackamas and Yamhill Counties Sherwood School District No. 88J GO,
Series A, zero cpn., 6/15/38	2,350,000	1,079,684
Series A, zero cpn., 6/15/39	3,275,000	1,437,561
Series B, 5.00%, 6/15/33	2,500,000	2,921,050
Washington Counties School District No. 48J Beaverton GO,
Series B, 5.00%, 6/15/32	10,750,000	12,143,845
Series B, 5.00%, 6/15/33	8,000,000	9,014,400
Series B, 5.00%, 6/15/34	11,000,000	12,363,450
Series D, 5.00%, 6/15/35	10,000,000	11,583,100
Series D, 5.00%, 6/15/36	10,000,000	11,549,600
Washington County School District No. 15 Forest Grove GO,
Series B, zero cpn., 6/15/29	2,545,000	1,796,083
Series B, zero cpn., 6/15/30	2,490,000	1,677,862
Series B, zero cpn., 6/15/31	3,140,000	2,015,503
Woodburn School District No. 103 GO,
Marion County, 5.00%, 6/15/33	2,930,000	3,358,395
Marion County, 5.00%, 6/15/34	3,200,000	3,657,216
Marion County, 5.00%, 6/15/35	2,075,000	2,367,326
Yachats Rural Fire Protection District GO, Lincoln County, AGMC Insured, 5.00%, 6/15/47	1,600,000	1,779,952

		1,140,252,539

U.S. Territories 1.4%
Guam 0.4%
Guam Government Limited Obligation Revenue,
Section 30, Series A, Pre-Refunded, 5.625%, 12/01/24	840,000	880,009
Section 30, Series A, Pre-Refunded, 5.625%, 12/01/29	3,250,000	3,404,798

		4,284,807

Puerto Rico 1.0%
Children’s Trust Fund Tobacco Settlement Revenue, Asset-Backed, Refunding, 5.625%, 5/15/43	6,000,000	6,074,880
[a] Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.25%, 7/01/33	9,690,000	6,286,387

		12,361,267

Total U.S. Territories		16,646,074

Total Municipal Bonds before Short Term Investments (Cost $1,122,902,328)		1,156,898,613

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Arizona Tax-Free Income Fund (continued)

	Principal Amount	Value
Short Term Investments (Cost $125,000) 0.0%†

Municipal Bonds 0.0%†
Oregon 0.0%†
[b] Oregon State Facilities Authority Revenue, Providence Health and Services, Refunding, Series C, Weekly VRDN and Put, 2.56%, (MUNIPSA + 1.00%), 9/15/18	$125,000	$125,028

Total Investments (Cost $1,123,027,328) 96.5%		1,157,023,641
Other Assets, less Liabilities 3.5%		42,199,118

Net Assets 100.0%		$1,199,222,759

See Abbreviations on page 150.

†Rounds to less than 0.1% of net assets.

aSee Note 7 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Pennsylvania Tax-Free Income Fund

	Six Months Ended
	August 31, 2018		Year Ended February 28,
	(unaudited)		2018	2017	2016[a]	2015	2014
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$ 9.78		$10.12	$10.33	$10.51	$10.17	$10.94

Income from investment operations[b]:
Net investment income[c]	0.17		0.35	0.39	0.40	0.43	0.42
Net realized and unrealized gains (losses)	0.01		(0.32)	(0.22)	(0.18)	0.34	(0.78)
Total from investment operations	0.18		0.03	0.17	0.22	0.77	(0.36)

Less distributions from net investment income	(0.18)		(0.37)	(0.38)	(0.40)	(0.43)	(0.41)

Net asset value, end of period	$ 9.78		$ 9.78	$10.12	$10.33	$10.51	$10.17

Total return[d]	1.82%		0.31%	1.62%	2.15%	7.72%	(3.28)%

Ratios to average net assets[e]
Expenses	0.66%	[f]	0.66%	0.64%	0.64%	0.64%	0.63%
Net investment income	3.54%		3.49%	3.73%	3.92%	4.15%	4.04%

Supplemental data
Net assets, end of period (000’s)	$832,705		$860,737	$942,320	$965,479	$1,001,684	$981,992
Portfolio turnover rate	2.32%		13.33%	10.88%	4.73%	6.04%	7.04%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2018	Year Ended February 28,
	(unaudited)	2018	2017	2016[a]	2015	2014
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$ 9.91	$10.24	$10.45	$10.63	$10.28	$11.06

Income from investment operations[b]:
Net investment income[c]	0.15	0.30	0.33	0.35	0.38	0.36
Net realized and unrealized gains (losses)	—[d]	(0.31)	(0.22)	(0.19)	0.34	(0.79)
Total from investment operations	0.15	(0.01)	0.11	0.16	0.72	(0.43)

Less distributions from net investment income	(0.15)	(0.32)	(0.32)	(0.34)	(0.37)	(0.35)

Net asset value, end of period	$ 9.91	$ 9.91	$10.24	$10.45	$10.63	$10.28

Total return[e]	1.52%	(0.15)%	1.04%	1.56%	7.15%	(3.86)%

Ratios to average net assets[f]
Expenses	1.21%[g]	1.21%	1.19%	1.19%	1.19%	1.18%
Net investment income	2.99%	2.94%	3.18%	3.37%	3.60%	3.49%

Supplemental data
Net assets, end of period (000’s)	$225,980	$245,520	$283,260	$282,541	$279,987	$268,291
Portfolio turnover rate	2.32%	13.33%	10.88%	4.73%	6.04%	7.04%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Six Months Ended		Year Ended
	August 31, 2018		February 28,
	(unaudited)		2018[a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$ 9.80		$10.06

Income from investment operations[b]:
Net investment income[c]	0.18		0.21
Net realized and unrealized gains (losses)	(0.01)		(0.25)
Total from investment operations	0.17		(0.04)

Less distributions from net investment income	(0.18)		(0.22)

Net asset value, end of period	$ 9.79		$ 9.80

Total return[d]	1.78%		(0.43)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.56%		0.57%
Expenses net of waiver and payments by affiliates	0.52%	[f]	0.52%
Net investment income	3.68%		3.63%

Supplemental data
Net assets, end of period (000’s)	$1,920		$2,085
Portfolio turnover rate	2.32%		13.33%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2018		Year Ended February 28,
	(unaudited)		2018	2017	2016[a]	2015	2014
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$ 9.80		$10.13	$10.34	$10.52	$10.18	$10.95

Income from investment operations[b]:
Net investment income[c]	0.18		0.36	0.40	0.41	0.44	0.43
Net realized and unrealized gains (losses)	(0.01)		(0.31)	(0.22)	(0.18)	0.34	(0.78)
Total from investment operations	0.17		0.05	0.18	0.23	0.78	(0.35)

Less distributions from net investment income	(0.18)		(0.38)	(0.39)	(0.41)	(0.44)	(0.42)

Net asset value, end of period	$ 9.79		$ 9.80	$10.13	$10.34	$10.52	$10.18

Total return[d]	1.77%		0.51%	1.72%	2.25%	7.82%	(3.18)%

Ratios to average net assets[e]
Expenses	0.56%	[f]	0.56%	0.54%	0.54%	0.54%	0.53%
Net investment income	3.64%		3.59%	3.83%	4.02%	4.25%	4.14%

Supplemental data
Net assets, end of period (000’s)	$78,171		$79,153	$85,753	$52,807	$49,301	$42,043
Portfolio turnover rate	2.32%		13.33%	10.88%	4.73%	6.04%	7.04%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

122	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2018 (unaudited)

Franklin Pennsylvania Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 99.5%
Pennsylvania 98.0%
Abington School District GO, Montgomery County, Series A, 4.00%, 10/01/42	$12,000,000	$12,443,760
Allegheny County GO,
Series C-65, 5.375%, 5/01/31	2,160,000	2,341,138
Series C-65, Pre-Refunded, 5.375%, 5/01/31	2,840,000	3,095,856
Allegheny County Higher Education Building Authority University Revenue,
Duquesne University, Series A, Pre-Refunded, 5.50%, 3/01/31	3,000,000	3,264,390
Robert Morris University, 5.00%, 10/15/37	1,000,000	1,090,030
Robert Morris University, 5.00%, 10/15/47	1,625,000	1,755,715
Robert Morris University, Refunding, 5.00%, 10/15/34	2,555,000	2,780,223
Robert Morris University, Refunding, 5.00%, 10/15/38	2,080,000	2,246,712
Allegheny County Hospital Development Authority Revenue, University of Pittsburgh Medical Center, Series A, 5.625%, 8/15/39	12,000,000	12,369,360
Allegheny County Sanitary Authority Sewer Revenue,
AGMC Insured, 5.00%, 6/01/40	5,000,000	5,286,050
[a] Allegheny County, 5.00%, 6/01/43	7,000,000	7,902,790
Berks County IDA Health System Revenue, Tower Health Project, 5.00%, 11/01/47	5,000,000	5,476,250
Berks County IDA Healthcare Facilities Revenue,
The Highlands at Wyomissing, Refunding, 5.00%, 5/15/38	1,030,000	1,120,970
The Highlands at Wyomissing, Refunding, 5.00%, 5/15/48	1,000,000	1,081,500
The Highlands at Wyomissing, Refunding, Series A, 5.00%, 5/15/42	1,000,000	1,083,470
The Highlands at Wyomissing, Refunding, Series A, 5.00%, 5/15/47	600,000	647,778
The Highlands at Wyomissing, Series C, 5.00%, 5/15/37	1,245,000	1,361,046
The Berks County Municipal Authority Revenue, The Reading Hospital and Medical Center Project, Series A, 5.00%, 11/01/44	10,000,000	10,640,800
Bethel Park School District GO, Allegheny County, Pre-Refunded, 5.10%, 8/01/33	3,600,000	3,712,104
Bethlehem Area School District GO, Northampton and Lehigh Counties, AGMC Insured, Pre-Refunded, 5.25%, 1/15/26	6,605,000	6,919,002
Bethlehem GO, Lehigh and Northampton Counties, Refunding, Series B, AGMC Insured, 6.50%, 12/01/32	4,975,000	5,412,850
Bucks County IDAR, George School Project, 5.00%, 9/15/41	5,000,000	5,369,850
Bucks County Water and Sewer Authority Sewer System Revenue, Series A, AGMC Insured, Pre-Refunded, 5.00%, 12/01/35	2,500,000	2,678,125
Bucks County Water and Sewer Authority Water System Revenue, AGMC Insured, Pre-Refunded, 5.00%, 12/01/41	10,000,000	10,988,900
Butler County Hospital Authority Hospital Revenue,
Butler Health System Project, Refunding, Series A, 5.00%, 7/01/39	1,625,000	1,761,451
Butler Health System Project, Series B, Pre-Refunded, 7.25%, 7/01/39	4,500,000	4,702,905
Cambria County General Financing Authority Revenue, AICUP Financing Program, St. Francis University Project, Refunding, Series PP3, 5.00%, 11/01/29	1,000,000	1,092,130
Centennial School District GO, Bucks County, Series A, 5.00%, 12/15/37	5,855,000	6,239,966
Central Bradford Progress Authority Revenue, Guthrie Health Issue, Refunding, 5.375%, 12/01/41	3,000,000	3,274,440
Centre County Hospital Authority Revenue,
Mount Nittany Medical Center Project, Refunding, Series A, 5.00%, 11/15/42	1,215,000	1,354,130
Mount Nittany Medical Center Project, Refunding, Series A, 5.00%, 11/15/46	5,000,000	5,466,450
Mount Nittany Medical Center Project, Refunding, Series A, 4.00%, 11/15/47	1,840,000	1,844,140
Chester County IDA Student Housing Revenue,
University Student Housing LLC Project at West Chester University of Pennsylvania, Series A, 5.00%, 8/01/35	500,000	532,130
University Student Housing LLC Project at West Chester University of Pennsylvania, Series A, 5.00%, 8/01/45	1,500,000	1,573,650
Clarion County IDA Student Housing Revenue, Clarion University Foundation Inc., Student Housing Project at Clarion University, Series A, 5.00%, 7/01/45	2,335,000	2,384,479

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Commonwealth Financing Authority Revenue,
Series A, 5.00%, 6/01/34	$10,000,000	$11,147,000
Series B, 5.00%, 6/01/32	5,000,000	5,233,000
Cumberland County Municipal Authority College Revenue, Dickinson College Project, Assn. of Independent Colleges and Universities of Pennsylvania Financing Program, Series HH1, Pre-Refunded, 5.00%, 11/01/39	1,200,000	1,244,532
Cumberland County Municipal Authority Revenue, Dickinson College Project, 5.00%, 11/01/42	4,500,000	4,881,960
Dallas Area Municipal Authority University Revenue, Misericordia University Project, Refunding, 5.00%, 5/01/37	2,500,000	2,644,750
Dauphin County General Authority Health System Revenue,
Pinnacle Health System Project, Series A, 6.00%, 6/01/36	1,610,000	1,652,729
Pinnacle Health System Project, Series A, 5.00%, 6/01/42	15,590,000	16,729,941
Pinnacle Health System Project, Series A, Pre-Refunded, 6.00%, 6/01/36	8,390,000	8,658,564
Deer Lakes School District GO, Assured Guaranty, Pre-Refunded, 5.50%, 4/01/39	7,500,000	7,664,100
Delaware County Authority Revenue,
Elwyn Project, Refunding, 5.00%, 6/01/27	3,040,000	3,365,402
Elwyn Project, Refunding, 5.00%, 6/01/32	1,620,000	1,761,685
Elwyn Project, Refunding, 5.00%, 6/01/37	1,750,000	1,894,340
Haverford College, Pre-Refunded, 5.00%, 11/15/40	2,375,000	2,500,400
Haverford College, Refunding, 5.00%, 11/15/40	625,000	652,119
Villanova University, 4.00%, 8/01/45	2,120,000	2,180,526
Delaware County Authority University Revenue,
Neumann University, 5.00%, 10/01/25	1,250,000	1,321,025
Neumann University, 5.25%, 10/01/31	1,250,000	1,298,150
Delaware County Regional Water Quality Control Authority Revenue, Sewer, 4.00%, 11/01/36	2,005,000	2,076,959
Delaware County Vocational and Technical School Authority Lease Revenue, Intermediate No. 25 Project, BAM Insured, 5.00%, 11/01/38	1,250,000	1,358,588
East Hempfield Township IDAR,
Student Services Inc., Student Housing Project at Millersville University of Pennsylvania, 5.00%, 7/01/45	3,250,000	3,426,052
Student Services Inc., Student Housing Project at Millersville University of Pennsylvania, 5.00%, 7/01/47	3,750,000	3,983,250
Erie Parking Authority Parking Facilities Revenue,
Guaranteed, AGMC Insured, Pre-Refunded, 5.125%, 9/01/32	1,100,000	1,171,808
Guaranteed, Refunding, AGMC Insured, 5.125%, 9/01/32	3,150,000	3,323,912
Erie Water Authority Water Revenue,
Erie County, AGMC Insured, Pre-Refunded, 5.00%, 12/01/43	1,400,000	1,411,635
Erie County, Refunding, 5.00%, 12/01/43	6,000,000	6,648,060
Erie County, Refunding, AGMC Insured, 5.00%, 12/01/43	875,000	881,335
Falls Township Authority Water and Sewer Revenue, Bucks County, Guaranteed, 5.00%, 12/01/41	2,210,000	2,395,132
Franklin County IDAR, The Chambersburg Hospital Project, 5.375%, 7/01/42	10,000,000	10,545,300
Geisinger Authority Revenue, Geisinger Health System, Montour County, Refunding, Series A-1, 5.00%, 2/15/45	13,500,000	15,168,600
General Authority of Southcentral Pennsylvania Revenue,
Assn. of Independent Colleges and Universities, Financing Program, York College of Pennsylvania Project, Series II, Pre-Refunded, 5.75%, 11/01/41	9,500,000	10,447,720
WellSpan Health Obligated Group, Refunding, Series A, 5.00%, 6/01/44	11,955,000	12,989,466
Indiana County Hospital Authority Hospital Revenue, Indiana Regional Medical Center, Series A, 6.00%, 6/01/39	1,625,000	1,752,286
Lackawanna County GO,
Refunding, Series B, AGMC Insured, 5.00%, 9/01/30	3,025,000	3,181,695
Refunding, Series B, AGMC Insured, 5.00%, 9/01/35	2,735,000	2,868,495
Series B, AGMC Insured, Pre-Refunded, 5.00%, 9/01/30	5,075,000	5,393,964
Series B, AGMC Insured, Pre-Refunded, 5.00%, 9/01/35	4,765,000	5,064,480

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Lancaster County Hospital Authority Revenue, University of Pennsylvania Health System, Refunding, Series B, 5.00%, 8/15/46	$4,165,000	$4,693,414
Latrobe IDA College Revenue, St. Vincent College Project, 5.00%, 5/01/43	4,120,000	4,300,332
Lehigh County Authority Water and Sewer Revenue, City of Allentown Concession, Series A, 5.00%, 12/01/43	5,240,000	5,725,748
Lehigh County General Purpose Authority Revenue, Muhlenberg College Project, Pre-Refunded, 5.25%, 2/01/34	1,500,000	1,522,500
Luzerne County IDA Water Facility Revenue, Pennsylvania American Water Co. Water Facilities, Refunding, 5.50%, 12/01/39	10,000,000	10,437,200
Lycoming County Authority Health System Revenue, Susquehanna Health System Project, Refunding, Series A, 5.75%, 7/01/39	25,000,000	25,839,250
Lycoming County Authority Revenue,
AICUP Financing Program, Lycoming College Project, Series MM1, 5.25%, 11/01/38	1,400,000	1,561,406
AICUP Financing Program, Lycoming College Project, Series MM1, 5.25%, 11/01/43	1,495,000	1,663,576
Lycoming County Water and Sewer Authority Revenue, Guaranteed Sewer, AGMC Insured, Pre-Refunded, 5.00%, 11/15/35	5,835,000	6,062,273
Marple Newtown School District GO, Delaware County, AGMC Insured, Pre-Refunded, 5.00%, 6/01/31	11,225,000	11,502,257
McKeesport Municipal Authority Sewer Revenue, Pre-Refunded, 5.75%, 12/15/39	5,000,000	5,254,750
Monroe County Hospital Authority Hospital Revenue, Pocono Medical Center, Series A, Pre-Refunded, 5.00%, 1/01/41	4,000,000	4,386,440
Montgomery County Higher Education and Health Authority Revenue,
Arcadia University, 5.625%, 4/01/40	5,750,000	5,946,765
Thomas Jefferson University, Refunding, Series A, 5.00%, 9/01/43	3,000,000	3,349,770
Montgomery County IDA Health System Revenue, Jefferson Health System, Series A, 5.00%, 10/01/41	9,600,000	10,289,376
Montgomery County IDAR, New Regional Medical Center Project, Mortgage, FHA Insured, Pre-Refunded, 5.375%, 8/01/38	4,995,000	5,335,709
Northampton County General Purpose Authority College Revenue, Lafayette College, Refunding, 5.00%, 11/01/47	2,500,000	2,831,250
Northampton County General Purpose Authority Hospital Revenue,
St. Luke’s Hospital Project, Series B, 5.50%, 8/15/33	2,200,000	2,329,646
St. Luke’s University Health Network Project, Refunding, Series A, 5.00%, 8/15/46	10,000,000	10,966,900
Northampton County General Purpose Authority Revenue, Higher Education, Lehigh University, Series A, Pre-Refunded, 5.00%, 11/15/39	20,000,000	20,473,000
Northeastern Hospital and Education Authority Revenue, Wilkes University Project, Series A, 5.25%, 3/01/42	2,400,000	2,529,552
Northhampton County General Purpose Authority Hospital Revenue,
St. Luke’s University Health Network Project, Refunding, Series A, 5.00%, 8/15/43	2,285,000	2,542,291
St. Luke’s University Health Network Project, Refunding, Series A, 5.00%, 8/15/48	2,500,000	2,772,700
Pennsylvania State Economic Development Financing Authority Revenue,
UPMC, Refunding, Series A, 4.00%, 11/15/42	5,000,000	5,038,100
UPMC, Series A, 5.00%, 2/01/45	5,000,000	5,452,550
Water Facilities, Aqua Pennsylvania Inc. Project, Series B, 5.00%, 12/01/43	25,000,000	26,430,250
Water Facility, Pennsylvania-American Water Co. Project, 6.20%, 4/01/39	12,000,000	12,285,120
Pennsylvania State Higher Educational Facilities Authority Revenue,
AICUP Financing Program, Gwynedd Mercy College Project, Series KK1, 5.375%, 5/01/42	1,800,000	1,874,592
AICUP Financing Program, St. Francis University Project, Series JJ2, Pre-Refunded, 6.25%, 11/01/41	3,840,000	4,344,115
Bryn Mawr College, Refunding, 5.00%, 12/01/44	6,365,000	7,211,863
Edinboro University Foundation, Student Housing Project, Pre-Refunded, 6.00%, 7/01/43	3,500,000	3,758,965
Foundation for Indiana University, Student Housing Project, Series B, Pre-Refunded, 5.00%, 7/01/41	1,250,000	1,385,838
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg University of Pennsylvania, 5.00%, 10/01/35	1,400,000	1,460,648
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg University of Pennsylvania, 6.25%, 10/01/43	7,000,000	7,616,350

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania State Higher Educational Facilities Authority Revenue, (continued)
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg University of Pennsylvania, 5.00%, 10/01/44	$2,000,000	$2,075,180
St. Joseph’s University, Series A, 5.00%, 11/01/40	15,000,000	15,794,700
Temple University, First Series, 5.00%, 4/01/42	15,000,000	16,114,050
Thomas Jefferson University, Pre-Refunded, 5.00%, 3/01/40	16,980,000	17,774,664
Thomas Jefferson University, Refunding, Series A, 5.00%, 9/01/45	7,465,000	8,187,089
The Trustees of the University of Pennsylvania, Series A, 5.00%, 8/15/36	2,750,000	3,153,123
The Trustees of the University of Pennsylvania, Series A, 4.00%, 8/15/41	5,705,000	5,937,308
The Trustees of the University of Pennsylvania, Series A, 5.00%, 8/15/46	14,000,000	15,862,700
The Trustees of the University of Pennsylvania, Series A, Pre-Refunded, 5.00%, 9/01/41	25,000,000	26,964,000
University of the Sciences in Philadelphia, 5.00%, 11/01/42	5,000,000	5,397,900
University of the Sciences in Philadelphia, Series A, 5.00%, 11/01/36	4,250,000	4,706,960
University of Pennsylvania Health System, 5.00%, 8/15/40	6,475,000	7,229,661
University of Pennsylvania Health System, Pre-Refunded, 5.75%, 8/15/41	3,950,000	4,391,847
University of Pennsylvania Health System, Series A, 4.00%, 8/15/42	5,000,000	5,124,750
University of Pennsylvania Health System, Series A, 5.00%, 8/15/42	9,000,000	10,183,950
University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31	13,000,000	13,644,020
Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue,
University Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania, 5.00%, 7/01/42	5,500,000	5,634,365
University Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania, Refunding, Series A, 5.00%, 7/01/35	1,000,000	1,070,010
Pennsylvania State Public School Building Authority Community College Revenue, Community College of Philadelphia Project, Pre-Refunded, 6.00%, 6/15/28	5,000,000	5,062,100
Pennsylvania State Turnpike Commission Turnpike Revenue,
Series C, 5.00%, 12/01/43	10,000,000	10,927,000
Special, Motor License Fund Enhanced Turnpike, Series A, Pre-Refunded, 5.50%, 12/01/41	5,000,000	5,410,900
Subordinate, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/39	17,200,000	17,624,839
Subordinate, Series D, Pre-Refunded, 5.125%, 12/01/40	10,000,000	10,417,900
Subseries A, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/39	2,800,000	2,869,160
Pennsylvania State University Revenue,
5.00%, 3/01/40	1,500,000	1,562,985
Series A, 5.00%, 9/01/40	10,490,000	11,895,765
Series A, 5.00%, 9/01/41	10,000,000	11,365,700
Series A, 5.00%, 9/01/42	15,750,000	18,081,945
Series A, 5.00%, 9/01/47	10,000,000	11,430,000
Philadelphia Airport Revenue,
Refunding, Series B, 5.00%, 7/01/42	10,000,000	11,129,600
Series A, AGMC Insured, 5.00%, 6/15/35	5,000,000	5,250,650
Series A, AGMC Insured, 5.00%, 6/15/40	5,000,000	5,241,700
Philadelphia Authority for IDR,
The Children’s Hospital of Philadelphia Project, Series A, 5.00%, 7/01/42	5,000,000	5,533,200
International Apartments at Temple University, Series A, 5.625%, 6/15/42	4,000,000	4,117,840
Temple University, First Series, 5.00%, 4/01/40	5,000,000	5,554,550
Temple University, Second Series, 5.00%, 4/01/36	5,000,000	5,586,050
Thomas Jefferson University, Refunding, Series A, 5.00%, 9/01/47	11,150,000	12,317,405
Philadelphia Gas Works Revenue,
1998 General Ordinance, Ninth Series, 5.25%, 8/01/40	3,490,000	3,695,561
1998 General Ordinance, Ninth Series, Pre-Refunded, 5.25%, 8/01/40	2,230,000	2,372,586
1998 General Ordinance, Refunding, Fifteenth Series, 5.00%, 8/01/42	5,000,000	5,597,850
1998 General Ordinance, Refunding, Fifteenth Series, 5.00%, 8/01/47	6,000,000	6,693,060
1998 General Ordinance, Refunding, Fourteenth Series, 5.00%, 10/01/32	1,000,000	1,134,750
Twelfth, Series B, NATL Insured, ETM, 7.00%, 5/15/20	200,000	211,600

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Philadelphia GO,
Refunding, Series A, Assured Guaranty, 5.125%, 8/01/25	$4,480,000	$4,614,355
Refunding, Series A, Assured Guaranty, 5.25%, 8/01/26	4,460,000	4,599,152
Series A, 5.25%, 7/15/33	5,000,000	5,404,600
Series A, Assured Guaranty, Pre-Refunded, 5.125%, 8/01/25	520,000	536,312
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 8/01/26	540,000	557,539
Philadelphia Hospitals and Higher Education Facilities Authority Revenue, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 7/01/41	5,000,000	5,337,000
Philadelphia Housing Authority Capital Fund Program Revenue, Series A, AGMC Insured, 5.00%, 12/01/21	5,000,000	5,014,100
Philadelphia Municipal Authority Lease Revenue,
Pre-Refunded, 6.50%, 4/01/34	3,250,000	3,341,422
Pre-Refunded, 6.50%, 4/01/39	2,500,000	2,570,325
Philadelphia School District GO, Series E, Pre-Refunded, 6.00%, 9/01/38	5,000,000	5,000,000
Philadelphia Water and Wastewater Revenue,
Series A, 5.00%, 7/01/40	10,000,000	11,021,400
Series A, 5.00%, 1/01/41	13,000,000	13,743,470
Series A, 5.00%, 10/01/42	10,000,000	11,298,100
Series A, 5.125%, 1/01/43	5,000,000	5,369,450
Series A, 5.00%, 7/01/45	5,000,000	5,496,700
Series A, 5.00%, 10/01/47	5,000,000	5,628,200
Series A, Pre-Refunded, 5.25%, 1/01/36	3,000,000	3,035,850
Series C, AGMC Insured, 5.00%, 8/01/35	1,620,000	1,704,791
Series C, AGMC Insured, Pre-Refunded, 5.00%, 8/01/35	5,380,000	5,709,310
Pine-Richland School District GO, Allegheny County, Assured Guaranty, 5.00%, 3/01/39	15,130,000	15,877,422
Pocono Mountains Industrial Park Authority Hospital Revenue, St. Luke’s Hospital, Monroe Project, Series A, 5.00%, 8/15/40	5,000,000	5,417,250
Reading GO, AGMC Insured, Pre-Refunded, 6.00%, 11/01/28	2,000,000	2,013,840
Scranton-Lackawanna Health and Welfare Authority Revenue, University of Scranton, Refunding, 5.00%, 11/01/37	4,000,000	4,343,720
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital, Series B, Assured Guaranty, Pre-Refunded, 5.375%, 7/01/35	10,000,000	10,619,200
State College Area School District GO,
5.00%, 3/15/40	16,400,000	18,331,264
Centre County, 5.00%, 5/15/37	1,075,000	1,245,828
Centre County, 5.00%, 5/15/44	3,500,000	4,021,395
State Public School Building Authority Revenue,
Commonwealth of Pennsylvania, School Lease, The School District of Philadelphia Project, Refunding, Series A, AGMC Insured, 5.00%, 6/01/32	7,095,000	7,942,285
Commonwealth of Pennsylvania, School Lease, The School District of Philadelphia Project, Refunding, Series A, AGMC Insured, 5.00%, 6/01/33	3,000,000	3,346,800
State Public School Building Authority School Lease Revenue, The School District of the City of Harrisburg Project, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 11/15/33	5,000,000	5,114,700
Swarthmore Borough Authority Revenue, Swarthmore College, 5.00%, 9/15/43	1,000,000	1,116,420
Union County Higher Educational Facilities Financing Authority University Revenue, Bucknell University, Series A, 5.00%, 4/01/42	5,000,000	5,417,400
University of Pittsburgh of the Commonwealth System of Higher Education Revenue,
University Capital Project, Series B, Pre-Refunded, 5.00%, 9/15/31	10,000,000	10,181,700
University Capital Project, Series C, Pre-Refunded, 5.00%, 9/15/35	5,000,000	5,168,950
Washington County IDA College Revenue,
Washington and Jefferson College, Pre-Refunded, 5.25%, 11/01/30	7,525,000	7,962,880
Washington and Jefferson College Project, Pre-Refunded, 5.00%, 11/01/36	8,470,000	8,928,481
West Cornwall Township Municipal Authority Healthcare Facilities Revenue, Pleasant View Retirement Community Project, Refunding, 5.00%, 12/15/38	2,000,000	2,170,580
West Mifflin Area School District GO, Allegheny County, AGMC Insured, Pre-Refunded, 5.125%, 4/01/31	1,000,000	1,002,620

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Whitehall-Coplay School District GO,
Series A, AGMC Insured, 5.375%, 11/15/34	$555,000	$567,177
Series A, AGMC Insured, Pre-Refunded, 5.375%, 11/15/34	5,445,000	5,585,862

		1,116,076,819

U.S. Territories 1.5%
Puerto Rico 1.5%
[b] Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/42	5,000,000	3,243,750
Series TT, 5.00%, 7/01/32	5,100,000	3,308,625
Series XX, 5.25%, 7/01/40	16,020,000	10,392,975

		16,945,350

Total Municipal Bonds before Short Term Investments (Cost $1,101,058,867)		1,133,022,169

Short Term Investments (Cost $700,000) 0.1%

Municipal Bonds 0.1%
Pennsylvania 0.1%
[c] Emmaus General Authority Revenue, SPA Wells Fargo Bank, Weekly VRDN and Put, 1.62%, 12/01/28	700,000	700,000

Total Investments (Cost $1,101,758,867) 99.6%		1,133,722,169
Other Assets, less Liabilities 0.4%		5,054,472

Net Assets 100.0%		$1,138,776,641

See Abbreviations on page 150.

aSecurity purchased on a when-issued basis. See Note 1(b).

bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities

August 31, 2018 (unaudited)

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$871,674,989	$664,556,621	$227,869,157	$902,731,912

Value - Unaffiliated issuers	$901,937,923	$683,906,613	$234,101,568	$925,138,378
Cash	31,817	48,481	997,199	103,788
Receivables:
Investment securities sold	—	—	2,367,482	—
Capital shares sold	1,368,922	232,681	76,310	502,886
Interest	8,849,270	9,198,289	2,269,867	13,138,937
Other assets	441	332	120	459

Total assets	912,188,373	693,386,396	239,812,546	938,884,448

Liabilities:
Payables:
Investment securities purchased	—	2,178,560	1,885,572	5,582,850
Capital shares redeemed	1,719,478	971,915	438,279	1,411,424
Management fees	361,269	279,095	109,102	369,479
Distribution fees	114,786	93,836	37,554	127,287
Transfer agent fees	34,688	33,701	14,364	65,510
Distributions to shareholders	342,270	126,338	117,306	312,819
Accrued expenses and other liabilities	74,610	45,039	43,042	102,972

Total liabilities	2,647,101	3,728,484	2,645,219	7,972,341

Net assets, at value	$909,541,272	$689,657,912	$237,167,327	$930,912,107

Net assets consist of:
Paid-in capital	$935,954,163	$715,224,073	$265,351,096	$977,434,401
Undistributed net investment income	1,202,551	1,159,850	516,312	1,806,936
Net unrealized appreciation (depreciation)	30,262,934	19,349,992	6,232,411	22,406,466
Accumulated net realized gain (loss)	(57,878,376)	(46,076,003)	(34,932,492)	(70,735,696)

Net assets, at value	$909,541,272	$689,657,912	$237,167,327	$930,912,107

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

August 31, 2018 (unaudited)

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
Class A:
Net assets, at value	$706,407,398	$498,062,978	$177,203,596	$758,925,033
Shares outstanding	66,912,962	43,995,268	17,650,752	67,588,707
Net asset value per share[a]	$10.56	$11.32	$10.04	$11.23
Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.03	$11.82	$10.49	$11.73
Class C:
Net assets, at value	$98,625,008	$92,481,783	$40,351,069	$112,747,533
Shares outstanding	9,184,772	8,069,880	3,986,627	9,881,677
Net asset value and maximum offering price per share[a]	$10.74	$11.46	$10.12	$11.41
Class R6:
Net assets, at value	$13,261,684	$8,264,495	$193,996	$2,875,345
Shares outstanding	1,252,504	729,495	19,323	255,061
Net asset value and maximum offering price per share	$10.59	$11.33	$10.04	$11.27
Advisor Class:
Net assets, at value	$91,247,182	$90,848,656	$19,418,666	$56,364,196
Shares outstanding	8,616,618	8,024,675	1,935,396	5,003,445
Net asset value and maximum offering price per share	$10.59	$11.32	$10.03	$11.27

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

August 31, 2018 (unaudited)

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$965,238,242	$1,478,719,222	$1,123,027,328	$1,101,758,867

Value - Unaffiliated issuers	$982,307,441	$1,521,338,115	$1,157,023,641	$1,133,722,169
Cash	341,722	98,725	31,566,830	182,844
Receivables:
Capital shares sold	557,708	441,150	690,250	448,227
Interest	8,595,340	15,721,615	13,358,922	14,931,486
Other assets	444	735	572	557

Total assets	991,802,655	1,537,600,340	1,202,640,215	1,149,285,283

Liabilities:
Payables:
Investment securities purchased	—	8,097,962	—	7,871,920
Capital shares redeemed	1,619,006	2,447,363	2,436,706	1,483,691
Management fees	391,290	592,362	470,021	447,119
Distribution fees	155,889	248,155	169,286	196,784
Transfer agent fees	68,465	94,682	41,819	77,284
Distributions to shareholders	198,149	304,213	216,349	339,653
Accrued expenses and other liabilities	74,895	108,495	83,275	92,191

Total liabilities	2,507,694	11,893,232	3,417,456	10,508,642

Net assets, at value	$989,294,961	$1,525,707,108	$1,199,222,759	$1,138,776,641

Net assets consist of:
Paid-in capital	$982,246,850	$1,516,454,613	$1,237,094,606	$1,197,347,263
Undistributed net investment income	719,333	927,859	1,469,844	1,918,497
Net unrealized appreciation (depreciation)	17,069,199	42,618,893	33,996,313	31,963,302
Accumulated net realized gain (loss)	(10,740,421)	(34,294,257)	(73,338,004)	(92,452,421)

Net assets, at value	$989,294,961	$1,525,707,108	$1,199,222,759	$1,138,776,641

Class A:
Net assets, at value	$625,123,710	$1,041,221,368	$917,981,926	$832,705,212

Shares outstanding	51,993,950	83,776,588	80,929,417	85,161,397

Net asset value per share[a]	$12.02	$12.43	$11.34	$9.78

Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.55	$12.98	$11.84	$10.21

Class C:
Net assets, at value	$184,248,875	$ 286,871,094	$ 162,966,298	$ 225,980,461

Shares outstanding	15,152,088	22,767,155	14,143,976	22,811,412

Net asset value and maximum offering price per share[a]	$12.16	$12.60	$11.52	$9.91

Class R6:
Net assets, at value	$ 8,327,419	$ 7,368,948	$ 13,677,257	$ 1,920,133

Shares outstanding	691,564	592,182	1,205,003	196,102

Net asset value and maximum offering price per share	$12.04	$12.44	$11.35	$9.79

Advisor Class:
Net assets, at value	$171,594,957	$ 190,245,698	$ 104,597,278	$ 78,170,835

Shares outstanding	14,255,260	15,290,424	9,209,306	7,983,784

Net asset value and maximum offering price per share	$12.04	$12.44	$11.36	$9.79

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the six months ended August 31, 2018 (unaudited)

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
Investment income:
Interest:
Unaffiliated issuers	$18,224,143	$13,968,691	$4,757,506	$18,039,518

Expenses:
Management fees (Note 3a)	2,197,026	1,691,709	670,491	2,259,513
Distribution fees: (Note 3c)
Class A	363,117	256,876	91,703	392,369
Class C	332,988	316,540	139,378	387,540
Transfer agent fees: (Note 3e)
Class A	203,226	162,506	59,619	249,113
Class C	28,672	30,808	13,940	37,856
Class R6	3,030	2,205	65	910
Advisor Class	25,177	26,743	6,535	17,184
Custodian fees (Note 4)	3,943	2,990	1,058	4,088
Reports to shareholders	18,595	15,280	7,657	30,875
Registration and filing fees	20,882	13,856	10,629	26,798
Professional fees	35,670	39,211	24,475	51,590
Trustees’ fees and expenses	2,427	1,955	724	2,637
Other	30,366	27,906	12,480	68,776

Total expenses	3,265,119	2,588,585	1,038,754	3,529,249
Expense reductions (Note 4)	(1,345)	(941)	(365)	(1,406)
Expenses waived/paid by affiliates (Note 3f)	(1,153)	(1,006)	(28)	(503)

Net expenses	3,262,621	2,586,638	1,038,361	3,527,340

Net investment income	14,961,522	11,382,053	3,719,145	14,512,178

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(182,074)	(106,084)	175,266	316,629

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(1,171,571)	(190,197)	(1,012,909)	(1,817,124)

Net realized and unrealized gain (loss)	(1,353,645)	(296,281)	(837,643)	(1,500,495)

Net increase (decrease) in net assets resulting from operations	$13,607,877	$11,085,772	$2,881,502	$13,011,683

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the six months ended August 31, 2018 (unaudited)

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
Investment income:
Interest:
Unaffiliated issuers	$18,456,069	$28,426,676	$23,499,464	$24,574,438

Expenses:
Management fees (Note 3a)	2,395,940	3,604,616	2,847,858	2,724,760
Distribution fees: (Note 3c)
Class A	325,375	539,208	468,225	425,587
Class C	634,856	976,547	555,668	771,679
Transfer agent fees: (Note 3e)
Class A	244,597	355,710	265,946	284,958
Class C	73,431	99,122	48,558	79,496
Class R6	2,230	1,750	2,817	628
Advisor Class	62,620	58,558	29,033	26,499
Custodian fees (Note 4)	4,320	6,630	5,104	4,996
Reports to shareholders	28,561	37,823	28,440	37,277
Registration and filing fees	24,772	26,402	11,904	13,778
Professional fees	23,761	26,422	37,060	58,312
Trustees’ fees and expenses	2,674	3,977	3,131	3,174
Other	38,818	45,833	42,429	39,446

Total expenses	3,861,955	5,782,598	4,346,173	4,470,590
Expense reductions (Note 4)	(1,473)	(2,254)	(1,706)	(1,690)
Expenses waived/paid by affiliates (Note 3f)	(935)	(563)	(762)	(341)

Net expenses	3,859,547	5,779,781	4,343,705	4,468,559

Net investment income	14,596,522	22,646,895	19,155,759	20,105,879

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(436,555)	(312,880)	599,047	353,348

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(3,751,570)	(3,424,516)	(3,792,269)	(796,694)

Net realized and unrealized gain (loss)	(4,188,125)	(3,737,396)	(3,193,222)	(443,346)

Net increase (decrease) in net assets resulting from operations	$10,408,397	$18,909,499	$15,962,537	$19,662,533

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Arizona Tax-Free Income Fund		Franklin Colorado Tax-Free Income Fund
	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28, 2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 14,961,522	$ 32,660,284	$ 11,382,053	$ 23,449,879
Net realized gain (loss)	(182,074)	(14,984,713)	(106,084)	(23,453,587)
Net change in unrealized appreciation (depreciation)	(1,171,571)	(2,273,761)	(190,197)	2,975,926

Net increase (decrease) in net assets resulting from operations	13,607,877	15,401,810	11,085,772	2,972,218

Distributions to shareholders from:
Net investment income:
Class A	(12,063,402)	(26,610,495)	(8,430,526)	(18,282,843)
Class C	(1,390,098)	(3,243,314)	(1,311,257)	(3,001,669)
Class R6	(213,385)	(129,261)	(135,614)	(71,781)
Advisor Class	(1,529,076)	(3,329,518)	(1,425,564)	(2,766,502)

Total distributions to shareholders	(15,195,961)	(33,312,588)	(11,302,961)	(24,122,795)

Capital share transactions: (Note 2)
Class A	(29,746,295)	(18,324,428)	(23,006,200)	(16,401,065)
Class C	(6,240,442)	(11,446,462)	(7,316,079)	(12,655,152)
Class R6	2,468,020	11,045,004	587,512	7,801,728
Advisor Class	4,601,298	(2,238,528)	11,778,563	7,909,813

Total capital share transactions	(28,917,419)	(20,964,414)	(17,956,204)	(13,344,676)

Net increase (decrease) in net assets	(30,505,503)	(38,875,192)	(18,173,393)	(34,495,253)

Net assets:
Beginning of period	940,046,775	978,921,967	707,831,305	742,326,558

End of period	$909,541,272	$940,046,775	$689,657,912	$707,831,305

Undistributed net investment income included in net assets:
End of period	$ 1,202,551	$ 1,436,990	$ 1,159,850	$ 1,080,758

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Connecticut Tax-Free Income Fund		Franklin Michigan Tax-Free Income Fund
	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$ 3,719,145	$ 8,715,487	$ 14,512,178	$ 31,596,483
Net realized gain (loss)	175,266	(13,014,576)	316,629	(46,516,786)
Net change in unrealized appreciation (depreciation)	(1,012,909)	4,284,014	(1,817,124)	23,897,263

Net increase (decrease) in net assets resulting from operations	2,881,502	(15,075)	13,011,683	8,976,960

Distributions to shareholders from:
Net investment income:
Class A	(2,988,736)	(6,906,409)	(12,302,212)	(26,876,219)
Class C	(575,461)	(1,495,568)	(1,511,944)	(3,512,927)
Class R6	(4,141)	(3,923)	(43,907)	(25,224)
Advisor Class	(337,500)	(887,475)	(870,677)	(2,184,292)

Total distributions to shareholders	(3,905,838)	(9,293,375)	(14,728,740)	(32,598,662)

Capital share transactions: (Note 2)
Class A	(9,667,412)	(28,309,571)	(37,585,669)	(44,541,564)
Class C	(4,659,313)	(14,902,294)	(11,750,959)	(14,593,391)
Class R6	(128,886)	329,749	372,001	2,560,407
Advisor Class	(1,352,329)	(4,581,302)	2,878,742	(12,671,584)

Total capital share transactions	(15,807,940)	(47,463,418)	(46,085,885)	(69,246,132)

Net increase (decrease) in net assets	(16,832,276)	(56,771,868)	(47,802,942)	(92,867,834)

Net assets:
Beginning of period	253,999,603	310,771,471	978,715,049	1,071,582,883

End of period	$237,167,327	$253,999,603	$930,912,107	$ 978,715,049

Undistributed net investment income included in net assets:
End of period	$ 516,312	$ 703,005	$ 1,806,936	$ 2,023,498

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Minnesota Tax-Free Income Fund		Franklin Ohio Tax-Free Income Fund
	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$ 14,596,522	$ 29,793,293	$ 22,646,895	$ 46,853,290
Net realized gain (loss)	(436,555)	238,072	(312,880)	1,282,032
Net change in unrealized appreciation (depreciation)	(3,751,570)	(16,428,118)	(3,424,516)	(13,653,246)

Net increase (decrease) in net assets resulting from operations	10,408,397	13,603,247	18,909,499	34,482,076

Distributions to shareholders from:
Net investment income:
Class A	(9,513,005)	(19,638,537)	(16,277,866)	(33,959,387)
Class C	(2,286,076)	(4,903,572)	(3,646,208)	(7,877,542)
Class R6	(131,613)	(72,721)	(124,259)	(74,707)
Advisor Class	(2,512,134)	(5,002,534)	(2,757,558)	(4,990,817)

Total distributions to shareholders	(14,442,828)	(29,617,364)	(22,805,891)	(46,902,453)

Capital share transactions: (Note 2)
Class A	(29,695,819)	(27,201,954)	(46,262,453)	(21,952,169)
Class C	(18,942,911)	(16,402,602)	(20,514,724)	(20,293,902)
Class R6	19,711	8,500,525	(459,563)	7,992,613
Advisor Class	12,066,952	(7,017,726)	20,382,561	28,257,939

Total capital share transactions	(36,552,067)	(42,121,757)	(46,854,179)	(5,995,519)

Net increase (decrease) in net assets	(40,586,498)	(58,135,874)	(50,750,571)	(18,415,896)
Net assets:
Beginning of period	1,029,881,459	1,088,017,333	1,576,457,679	1,594,873,575

End of period	$ 989,294,961	$1,029,881,459	$1,525,707,108	$1,576,457,679

Undistributed net investment income included in net assets:
End of period	$ 719,333	$ 565,639	$ 927,859	$ 1,086,855

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Oregon Tax-Free Income Fund		Franklin Pennsylvania Tax-Free Income Fund
	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (unaudited)	Year Ended February 28, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$ 19,155,759	$ 39,737,878	$ 20,105,879	$ 42,812,106
Net realized gain (loss)	599,047	(17,017,568)	353,348	(37,289,599)
Net change in unrealized appreciation (depreciation)	(3,792,269)	(6,677,925)	(796,694)	(1,099,927)

Net increase (decrease) in net assets resulting from operations	15,962,537	16,042,385	19,662,533	4,422,580

Distributions to shareholders from:
Net investment income:
Class A	(14,694,921)	(31,619,580)	(15,301,453)	(34,112,085)
Class C	(2,171,223)	(5,073,659)	(3,557,548)	(8,381,395)
Class R6	(222,235)	(159,854)	(35,665)	(26,238)
Advisor Class	(1,649,623)	(3,476,937)	(1,459,295)	(3,248,628)

Total distributions to shareholders	(18,738,002)	(40,330,030)	(20,353,961)	(45,768,346)

Capital share transactions: (Note 2)
Class A	(12,791,803)	(11,437,538)	(27,490,430)	(51,611,257)
Class C	(11,735,823)	(18,599,251)	(19,436,846)	(29,162,038)
Class R6	490,812	13,497,349	(162,176)	2,118,466
Advisor Class	3,534,605	6,794,464	(936,563)	(3,837,951)

Total capital share transactions	(20,502,209)	(9,744,976)	(48,026,015)	(82,492,780)

Net increase (decrease) in net assets .	(23,277,674)	(34,032,621)	(48,717,443)	(123,838,546)
Net assets:
Beginning of period	1,222,500,433	1,256,533,054	1,187,494,084	1,311,332,630

End of period	$1,199,222,759	$1,222,500,433	$1,138,776,641	$1,187,494,084

Undistributed net investment income included in net assets:
End of period	$ 1,469,844	$ 1,052,087	$ 1,918,497	$ 2,166,579

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FRANKLIN TAX-FREE TRUST

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of twenty-two separate funds, eight of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Funds offer four classes of shares: Class A, Class C, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Funds’ significant accounting policies.

a.  Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each BD as of 4 p.m. EST or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b.  Securities Purchased on a When-Issued Basis

Certain or all Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c.  Income Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

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FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of August 31, 2018, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest

At August 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Arizona Tax-Free Income Fund		Franklin Colorado Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended August 31, 2018
Shares sold	3,088,009	$32,668,324	1,972,146	$22,324,551
Shares issued in reinvestment of distributions	977,198	10,335,438	686,740	7,778,397
Shares redeemed	(6,879,063)	(72,750,057)	(4,690,727)	(53,109,148)

Net increase (decrease)	(2,813,856)	$(29,746,295)	(2,031,841)	$(23,006,200)

Year ended February 28, 2018
Shares sold	7,581,370	$81,621,335	5,644,016	$65,302,273
Shares issued in reinvestment of distributions	2,115,434	22,760,771	1,463,062	16,892,541
Shares redeemed	(11,404,577)	(122,706,534)	(8,546,116)	(98,595,879)

Net increase (decrease)	(1,707,773)	$(18,324,428)	(1,439,038)	$(16,401,065)

Class C Shares:
Six Months ended August 31, 2018
Shares sold	424,692	$4,568,648	226,829	$2,599,144
Shares issued in reinvestment of distributions	120,921	1,300,712	110,248	1,263,974
Shares redeemed	(1,125,754)	(12,109,802)	(975,361)	(11,179,197)

Net increase (decrease)	(580,141)	$(6,240,442)	(638,284)	$(7,316,079)

Year ended February 28, 2018
Shares sold	1,187,924	$13,019,083	800,776	$9,366,769
Shares issued in reinvestment of distributions	274,355	3,000,651	245,197	2,865,298
Shares redeemed	(2,507,365)	(27,466,196)	(2,129,605)	(24,887,219)

Net increase (decrease)	(1,045,086)	$(11,446,462)	(1,083,632)	$(12,655,152)

Class R6 Shares:
Six Months ended August 31, 2018
Shares sold	337,840	$3,584,790	141,149	$1,599,386
Shares issued in reinvestment of distributions	20,118	213,379	11,786	133,551
Shares redeemed	(125,391)	(1,330,149)	(101,095)	(1,145,425)

Net increase (decrease)	232,567	$2,468,020	51,840	$587,512

Year ended February 28, 2018[a]
Shares sold	1,108,115	$11,991,745	744,909	$8,574,409
Shares issued in reinvestment of distributions	12,055	129,187	6,279	71,686
Shares redeemed	(100,233)	(1,075,928)	(73,533)	(844,367)

Net increase (decrease)	1,019,937	$11,045,004	677,655	$7,801,728

Advisor Class Shares:
Six Months ended August 31, 2018
Shares sold	1,968,358	$20,881,337	2,136,634	$24,192,784
Shares issued in reinvestment of distributions	119,593	1,268,880	119,350	1,351,872
Shares redeemed	(1,653,889)	(17,548,919)	(1,215,322)	(13,766,093)

Net increase (decrease)	434,062	$4,601,298	1,040,662	$11,778,563

Year ended February 28, 2018
Shares sold	3,528,139	$38,136,887	2,948,349	$34,133,539
Shares issued in reinvestment of distributions	242,266	2,613,946	222,976	2,573,865
Shares redeemed	(3,981,127)	(42,989,361)	(2,496,011)	(28,797,591)

Net increase (decrease)	(210,722)	$(2,238,528)	675,314	$7,909,813

aFor the period August 1, 2017 (effective date) to February 28, 2018.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Franklin Connecticut Tax-Free Income Fund		Franklin Michigan Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended August 31, 2018
Shares sold	337,095	$3,395,873	1,848,957	$20,797,690
Shares issued in reinvestment of distributions	238,129	2,397,234	938,567	10,555,844
Shares redeemed	(1,535,363)	(15,460,519)	(6,129,840)	(68,939,203)

Net increase (decrease)	(960,139)	$(9,667,412)	(3,342,316)	$(37,585,669)

Year ended February 28, 2018
Shares sold	1,262,137	$12,977,178	4,102,045	$46,993,713
Shares issued in reinvestment of distributions	544,987	5,593,991	2,015,968	23,061,519
Shares redeemed	(4,561,589)	(46,880,740)	(10,006,401)	(114,596,796)

Net increase (decrease)	(2,754,465)	$(28,309,571)	(3,888,388)	$(44,541,564)

Class C Shares:
Six Months ended August 31, 2018
Shares sold	54,235	$550,740	222,932	$2,546,893
Shares issued in reinvestment of distributions	50,434	511,845	120,892	1,381,408
Shares redeemed	(563,732)	(5,721,898)	(1,372,543)	(15,679,260)

Net increase (decrease)	(459,063)	$(4,659,313)	(1,028,719)	$(11,750,959)

Year ended February 28, 2018
Shares sold	194,279	$2,010,772	1,043,672	$12,148,527
Shares issued in reinvestment of distributions	123,869	1,281,858	272,056	3,161,178
Shares redeemed	(1,756,924)	(18,194,924)	(2,570,832)	(29,903,096)

Net increase (decrease)	(1,438,776)	$(14,902,294)	(1,255,104)	$(14,593,391)

Class R6 Shares:
Six Months ended August 31, 2018
Shares sold	270	$2,729	83,022	$937,673
Shares issued in reinvestment of distributions	411	4,141	3,882	43,827
Shares redeemed	(13,479)	(135,756)	(54,128)	(609,499)

Net increase (decrease)	(12,798)	$(128,886)	32,776	$372,001

Year ended February 28, 2018[a]
Shares sold	32,701	$335,695	255,467	$2,939,820
Shares issued in reinvestment of distributions	379	3,853	2,205	25,129
Shares redeemed	(959)	(9,799)	(35,387)	(404,542)

Net increase (decrease)	32,121	$329,749	222,285	$2,560,407

Advisor Class Shares:
Six Months ended August 31, 2018
Shares sold	229,221	$2,306,340	1,044,246	$11,783,503
Shares issued in reinvestment of distributions	24,170	243,116	69,181	780,587
Shares redeemed	(387,800)	(3,901,785)	(858,394)	(9,685,348)

Net increase (decrease)	(134,409)	$(1,352,329)	255,033	$2,878,742

Year ended February 28, 2018
Shares sold	718,610	$7,408,151	1,933,147	$22,242,090
Shares issued in reinvestment of distributions	61,414	630,028	172,187	1,976,958
Shares redeemed	(1,230,629)	(12,619,481)	(3,214,623)	(36,890,632)

Net increase (decrease)	(450,605)	$(4,581,302)	(1,109,289)	$(12,671,584)

aFor the period August 1, 2017 (effective date) to February 28, 2018.

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2. Shares of Beneficial Interest (continued)

	Franklin Minnesota Tax-Free Income Fund		Franklin Ohio Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended August 31, 2018
Shares sold	2,447,513	$29,510,152	2,706,916	$33,688,783
Shares issued in reinvestment of distributions	705,079	8,499,804	1,194,510	14,865,618
Shares redeemed	(5,616,652)	(67,705,775)	(7,616,706)	(94,816,854)

Net increase (decrease)	(2,464,060)	$(29,695,819)	(3,715,280)	$(46,262,453)

Year ended February 28, 2018
Shares sold	5,907,491	$72,730,009	8,107,342	$102,625,714
Shares issued in reinvestment of distributions	1,481,264	18,218,129	2,455,835	31,048,512
Shares redeemed	(9,596,366)	(118,150,092)	(12,301,390)	(155,626,395)

Net increase (decrease)	(2,207,611)	$(27,201,954)	(1,738,213)	$(21,952,169)

Class C Shares:
Six Months ended August 31, 2018
Shares sold	335,233	$4,088,418	641,575	$8,096,000
Shares issued in reinvestment of distributions	180,213	2,197,750	273,411	3,449,946
Shares redeemed	(2,068,400)	(25,229,079)	(2,541,328)	(32,060,670)

Net increase (decrease)	(1,552,954)	$(18,942,911)	(1,626,342)	$(20,514,724)

Year ended February 28, 2018
Shares sold	1,486,120	$18,509,643	2,420,867	$31,064,739
Shares issued in reinvestment of distributions	374,274	4,654,024	577,410	7,397,332
Shares redeemed	(3,176,734)	(39,566,269)	(4,583,484)	(58,755,973)

Net increase (decrease)	(1,316,340)	$(16,402,602)	(1,585,207)	$(20,293,902)

Class R6 Shares:
Six Months ended August 31, 2018
Shares sold	122,241	$1,476,083	77,397	$964,140
Shares issued in reinvestment of distributions	9,669	116,756	9,607	119,718
Shares redeemed	(130,375)	(1,573,128)	(123,831)	(1,543,421)

Net increase (decrease)	1,535	$19,711	(36,827)	$(459,563)

Year ended February 28, 2018[a]
Shares sold	746,692	$9,196,721	660,808	$8,394,607
Shares issued in reinvestment of distributions	5,943	72,660	5,926	74,642
Shares redeemed	(62,606)	(768,856)	(37,725)	(476,636)

Net increase (decrease)	690,029	$8,500,525	629,009	$7,992,613

Advisor Class Shares:
Six Months ended August 31, 2018
Shares sold	3,001,408	$36,210,688	2,951,891	$36,786,915
Shares issued in reinvestment of distributions	202,347	2,443,240	201,769	2,514,299
Shares redeemed	(2,203,478)	(26,586,976)	(1,518,461)	(18,918,653)

Net increase (decrease)	1,000,277	$12,066,952	1,635,199	$20,382,561

Year ended February 28, 2018
Shares sold	4,979,847	$61,292,751	4,734,280	$59,960,883
Shares issued in reinvestment of distributions	390,891	4,814,057	355,937	4,504,773
Shares redeemed	(5,922,205)	(73,124,534)	(2,858,102)	(36,207,717)

Net increase (decrease)	(551,467)	$(7,017,726)	2,232,115	$28,257,939

aFor the period August 1, 2017 (effective date) to February 28, 2018.

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	Franklin Oregon Tax-Free Income Fund		Franklin Pennsylvania Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended August 31, 2018
Shares sold	4,340,549	$49,298,357	2,104,154	$20,561,827
Shares issued in reinvestment of distributions	1,188,641	13,497,066	1,401,626	13,703,066
Shares redeemed	(6,655,776)	(75,587,226)	(6,320,244)	(61,755,323)

Net increase (decrease)	(1,126,586)	$(12,791,803)	(2,814,464)	$(27,490,430)

Year ended February 28, 2018
Shares sold	10,292,829	$119,270,001	7,025,877	$70,231,758
Shares issued in reinvestment of distributions	2,495,298	28,873,297	3,048,256	30,425,960
Shares redeemed	(13,778,003)	(159,580,836)	(15,257,473)	(152,268,975)

Net increase (decrease)	(989,876)	$(11,437,538)	(5,183,340)	$(51,611,257)

Class C Shares:
Six Months ended August 31, 2018
Shares sold	575,786	$6,640,323	468,173	$4,634,684
Shares issued in reinvestment of distributions	181,158	2,089,360	328,354	3,251,160
Shares redeemed	(1,774,480)	(20,465,506)	(2,760,045)	(27,322,690)

Net increase (decrease)	(1,017,536)	$(11,735,823)	(1,963,518)	$(19,436,846)

Year ended February 28, 2018
Shares sold	1,711,960	$20,147,603	1,783,883	$18,075,813
Shares issued in reinvestment of distributions	411,760	4,838,216	748,545	7,565,175
Shares redeemed	(3,703,982)	(43,585,070)	(5,419,009)	(54,803,026)

Net increase (decrease)	(1,580,262)	$(18,599,251)	(2,886,581)	$(29,162,038)

Class R6 Shares:
Six Months ended August 31, 2018
Shares sold	160,010	$1,818,305	35,566	$348,438
Shares issued in reinvestment of distributions	19,226	218,475	3,533	34,578
Shares redeemed	(136,106)	(1,545,968)	(55,787)	(545,192)

Net increase (decrease)	43,130	$490,812	(16,688)	$(162,176)

Year ended February 28, 2018[a]
Shares sold	1,346,401	$15,614,361	232,146	$2,310,364
Shares issued in reinvestment of distributions	13,907	159,785	2,649	26,160
Shares redeemed	(198,435)	(2,276,797)	(22,005)	(218,058)

Net increase (decrease)	1,161,873	$13,497,349	212,790	$2,118,466

Advisor Class Shares:
Six Months ended August 31, 2018
Shares sold	1,579,664	$17,964,827	1,091,209	$10,677,458
Shares issued in reinvestment of distributions	135,511	1,540,741	129,215	1,264,778
Shares redeemed	(1,404,558)	(15,970,963)	(1,316,075)	(12,878,799)

Net increase (decrease)	310,617	$3,534,605	(95,651)	$(936,563)

Year ended February 28, 2018
Shares sold	4,121,131	$47,835,882	2,605,534	$26,076,834
Shares issued in reinvestment of distributions	280,098	3,245,399	278,136	2,779,673
Shares redeemed	(3,818,615)	(44,286,817)	(3,271,411)	(32,694,458)

Net increase (decrease)	582,614	$6,794,464	(387,741)	$(3,837,951)

aFor the period August 1, 2017 (effective date) to February 28, 2018.

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3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the period ended August 31, 2018, each Fund’s annualized effective investment management fee rate based on average daily net assets was as follows:

Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
0.472%	0.481%	0.544%	0.470%

Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
0.469%	0.461%	0.466%	0.466%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate.

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Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.10%
Class C	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$61,281	$35,541	$7,908	$37,910
CDSC retained	$ 7,882	$ 4,653	$ 269	$ 3,300

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$39,507	$75,127	$79,690	$43,553
CDSC retained	$ 4,351	$ 9,784	$ 7,206	$ 6,241

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended August 31, 2018, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
Transfer agent fees	$132,884	$105,717	$43,452	$178,901

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
Transfer agent fees	$169,398	$239,570	$172,605	$203,052

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3. Transactions with Affiliates (continued)

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until June 30, 2019, except for Franklin Arizona Tax-Free Income Fund.

For Franklin Arizona Tax-Free Income Fund, Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class. Investor Services may discontinue this waiver in the future.

g. Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. These purchases and sales for the period ended August 31, 2018, were as follows:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund	Franklin Minnesota Tax-Free Income Fund
Purchases	$23,400,000	$3,500,000	$21,000,000	$1,900,000
Sales	$ 4,300,000	$3,100,000	$23,050,000	$ 500,000

	Franklin Ohio Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
Purchases	$15,825,000	$12,845,000
Sales	$ 4,300,000	$13,745,000

4.  Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended August 31, 2018, the custodian fees were reduced as noted in the Statements of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At February 28, 2018, the capital loss carryforwards were as follows:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
Capital loss carryforwards subject to expiration: 2019	$ —	$ 1,448,482	$ —	$ —
Capital loss carryforwards not subject to expiration:
Short Term	13,620,162	14,344,709	7,153,673	12,135,309
Long Term	43,259,466	29,312,230	27,219,298	58,032,842
Total capital loss carryforwards	$56,879,628	$45,105,421	$34,372,971	$70,168,151

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	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
Capital loss carryforwards not subject to expiration:
Short Term.	$ 7,640,952	$18,183,738	$17,616,566	$12,513,011
Long Term	2,662,912	15,086,637	56,163,559	76,666,046
Total capital loss carryforwards	$10,303,864	$33,270,375	$73,780,125	$89,179,057

At August 31, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
Cost of investments	$872,337,329	$665,431,270	$228,603,722	$903,622,638

Unrealized appreciation	$ 32,281,950	$ 25,305,386	$ 7,111,908	$ 24,197,641
Unrealized depreciation	(2,681,356)	(6,830,043)	(1,614,062)	(2,681,901)

Net unrealized appreciation (depreciation)	$ 29,600,594	$ 18,475,343	$ 5,497,846	$ 21,515,740

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
Cost of investments	$965,129,643	$1,479,341,393	$1,123,112,853	$1,105,413,327

Unrealized appreciation	$ 23,527,190	$ 47,450,709	$ 39,469,217	$ 43,025,938
Unrealized depreciation	(6,349,392)	(5,453,987)	(5,558,429)	(14,717,096)

Net unrealized appreciation (depreciation)	$ 17,177,798	$ 41,996,722	$ 33,910,788	$ 28,308,842

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments bond discounts, bond workout expenditures and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended August 31, 2018, were as follows:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
Purchases	$57,868,035	$26,963,215	$24,269,194	$ 45,010,305
Sales	$95,831,071	$41,012,533	$39,303,316	$101,318,910

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
Purchases	$23,524,965	$136,955,313	$55,830,019	$26,648,741
Sales	$49,934,567	$174,268,736	$99,329,278	$62,255,662

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7.   Defaulted Securities

Certain or all Funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statements of Investments. At August 31, 2018, the aggregate value of these securities was as follows:

	Value	Percentage of Net Assets
Franklin Colorado Tax-Free Income Fund	$7,402,238	1.1%
Franklin Oregon Tax-Free Income Fund	6,286,387	0.5%
Franklin Pennsylvania Tax-Free Income Fund	16,945,350	1.5%

8.  Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within their respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. Investing in Puerto Rico securities may expose the Funds to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

9.  Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended August 31, 2018, the Funds did not use the Global Credit Facility.

10.  Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

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The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At August 31, 2018, all of the Funds’ investments in financial instruments carried at fair value were valued using Level 2 inputs.

11.  New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurements. The amendments in the ASU modify the disclosure requirements on fair value measurements in Topic 820. The ASU is effective for interim and annual reporting periods beginning after December 15, 2019. Management is currently evaluating the impact, if any, of applying this provision.

12.  Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective on or about October 5, 2018. Further details are disclosed in the Funds’ Prospectus.

On May 18, 2018, the Board approved various changes to the class structure of the Funds. Effective on or about September 10, 2018, Class A will be renamed “Class A1” and Class A1 will be closed to new investors. Certain front-end sales charges and dealer commissions on Class A and A1 shares will change. Further details are disclosed in the Funds’ Prospectus.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Abbreviations

Selected Portfolio

AGMC	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BAM	Build America Mutual Assurance Co.
CDA	Community Development Authority/Agency
COP	Certificate of Participation
CSD	Central School District
EDC	Economic Development Corp.
EDR	Economic Development Revenue
ETM	Escrow to Maturity
FHA	Federal Housing Authority/Agency
GNMA	Government National Mortgage Association
GO	General Obligation
HDC	Housing Development Corp.
HFA	Housing Finance Authority/Agency
HFAR	Housing Finance Authority Revenue
ID	Improvement District
IDA	Industrial Development Authority/Agency

IDAR	Industrial Development Authority Revenue
IDR	Industrial Development Revenue
ISD	Independent School District
LOC	Letter of Credit
MAC	Municipal Assurance Corp.
MBS	Mortgage-Backed Security
MFHR	Multi-Family Housing Revenue
MUNIPSA	SIFMA Municipal Swap Index
NATL	National Public Financial Guarantee Corp.
PCC	Pollution Control Corp.
PCR	Pollution Control Revenue
RDA	Redevelopment Agency/Authority
SFM	Single Family Mortgage
SFMR	Single Family Mortgage Revenue
SPA	Standby Purchase Agreement
USD	Unified/Union School District
XLCA	XL Capital Assurance

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Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter

Franklin Tax-Free Trust

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	TF3 S 10/18

Item 2.  Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.  Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.	N/A

Item 5. Audit Committee of Listed Registrants.	N/A

Item 6. Schedule of Investments.	N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.  Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Disclosure of Securities Lending Activities for Closed-end Management Investment Company.	N/A

Item 13.  Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer — Finance and Administration

Date October 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer — Finance and Administration

Date October 25, 2018

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date October 25, 2018